                 AMENDMENT NO. 3 TO AND RESTATEMENT OF
                     REVOLVING CREDIT AGREEMENT

                               among

                      MACK-CALI REALTY, L.P.
                                and
                     THE CHASE MANHATTAN BANK,
                        FLEET NATIONAL BANK
                                and
                   OTHER LENDERS WHICH MAY BECOME
                     PARTIES TO THIS AGREEMENT

                                with

                      THE CHASE MANHATTAN BANK,
                       AS ADMINISTRATIVE AGENT,

                         FLEET NATIONAL BANK,
                        AS SYNDICATION AGENT,

                        BANK OF AMERICA, N.A.,
                        AS DOCUMENTATION AGENT

                         CHASE SECURITIES INC.
                 and FLEETBOSTON ROBERTSON STEPHENS INC.
                            AS ARRANGERS,

                            BANK ONE, NA,
                    FIRST UNION NATIONAL BANK, and
                    COMMERZBANK AKTIENGESELLSCHAFT
                       AS SENIOR MANAGING AGENTS

                     PNC BANK NATIONAL ASSOCIATION,
                            AS MANAGING AGENT

                                  and

                          SOCIETE GENERALE,
                          DRESDNER BANK AG,
                WELLS FARGO BANK, NATIONAL ASSOCIATION,
           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.,
                   BAYERISCHE HYPO-UND VEREINSBANK,
                             and SUMMIT BANK
                              AS CO-AGENTS

                         Dated as of June 22, 2000

                             TABLE OF CONTENTS


Section                                                                                                Page
-------                                                                                                ----
Section 1.  DEFINITIONS AND RULES OF INTERPRETATION.....................................................  2

            Section 1.1.    Definitions.................................................................  2
            Section 1.2.    Rules of Interpretation..................................................... 27

Section 2.  THE REVOLVING CREDIT FACILITY............................................................... 28

            Section 2.1.    Commitment to Lend.......................................................... 28
            Section 2.2.    Increase of Total Commitment................................................ 29
            Section 2.3.    The Revolving Credit Notes.................................................. 30
            Section 2.4.    Interest on Revolving Credit Loans; Fees.................................... 31
            Section 2.5.    Requests for Revolving Credit Loans......................................... 32
            Section 2.6.    Conversion Options.......................................................... 34
            Section 2.7.    Funds for Revolving Credit Loans............................................ 35
            Section 2.8.    Repayment of the Revolving Credit Loans at Maturity......................... 37
            Section 2.9.    Optional Repayments of Revolving Credit Loans............................... 37
            Section 2.10.   Reduction of Total Commitment............................................... 37

Section 2A. COMPETITIVE BID LOANS....................................................................... 38

            Section 2A.1.   The Competitive Bid Option.................................................. 38
            Section 2A.2.   Competitive Bid Loan Accounts: Competitive Bid Notes........................ 38
            Section 2A.3.   Competitive Bid Quote Request; Invitation for Competitive Bid Quotes........ 39
            Section 2A.4.   Alternative Manner of Procedure............................................. 40
            Section 2A.5.   Submission and Contents of Competitive Bid Quotes........................... 41
            Section 2A.6.   Notice to Borrower.......................................................... 42
            Section 2A.7.   Acceptance and Notice by Borrower........................................... 42
            Section 2A.8.   Allocation by Administrative Agent.......................................... 43
            Section 2A.9.   Funding of Competitive Bid Loans............................................ 43
            Section 2A.10.  Funding Losses.............................................................. 44
            Section 2A.11.  Repayment of Competitive Bid Loans; Interest................................ 44
            Section 2A.12.  Optional Repayment of Competitive Bid Loans................................. 44


Section 3.  LETTERS OF CREDIT........................................................................... 45

            Section 3.1.    Letter of Credit Commitments................................................ 45
            Section 3.2.    Reimbursement Obligation of the Borrower.................................... 46
            Section 3.3.    Letter of Credit Payments; Funding of a Loan................................ 47
            Section 3.4.    Obligations Absolute........................................................ 47
            Section 3.5.    Reliance by Issuer.......................................................... 48
            Section 3.6.    Letter of Credit Fee........................................................ 48
            Section 3.7.    Existing Letters of Credit.................................................. 49

Section 4.  CERTAIN GENERAL PROVISIONS.................................................................. 49

            Section 4.1.    Funds for Payments.......................................................... 49
            Section 4.2.    Computations................................................................ 50
            Section 4.3.    Inability to Determine LIBOR Rate........................................... 50
            Section 4.4.    Illegality.................................................................. 50
            Section 4.5.    Additional Costs, Etc....................................................... 51
            Section 4.6.    Capital Adequacy............................................................ 52
            Section 4.7.    Certificate................................................................. 53
            Section 4.8.    Indemnity................................................................... 53
            Section 4.9.    Interest on Overdue Amounts................................................. 54
            Section 4.10.   [Intentionally Omitted]..................................................... 54
            Section 4.11.   Reasonable Efforts to Mitigate.............................................. 54
            Section 4.12.   Replacement of Lenders...................................................... 54

Section 5.  GUARANTIES.................................................................................. 55

            Section 5.1.    Guaranties.................................................................. 55
            Section 5.2.    Subsidiary Guaranty Proceeds................................................ 55

Section 6.  REPRESENTATIONS AND WARRANTIES.............................................................. 57

            Section 6.1.    Authority; Etc.............................................................. 57
            Section 6.2.    Governmental Approvals...................................................... 60
            Section 6.3.    Title to Properties; Leases................................................. 60
            Section 6.4.    Financial Statements........................................................ 61
            Section 6.5.    Fiscal Year................................................................. 62
            Section 6.6.    Franchises, Patents, Copyrights, Etc........................................ 62
            Section 6.7.    Litigation.................................................................. 62
            Section 6.8.    No Materially Adverse Contracts, Etc........................................ 62
            Section 6.9.    Compliance With Other Instruments, Laws, Etc................................ 62
            Section 6.10.   Tax Status.................................................................. 63
            Section 6.11.   No Event of Default; No Materially Adverse Changes.......................... 63
            Section 6.12.   Investment Company Acts..................................................... 63


                                     (ii)

            Section 6.13.   Absence of UCC Financing Statements, Etc.................................... 64
            Section 6.14.   Absence of Liens............................................................ 64
            Section 6.15.   Certain Transactions........................................................ 64
            Section 6.16.   Employee Benefit Plans...................................................... 64
            Section 6.17.   Regulations U and X......................................................... 66
            Section 6.18.   Environmental Compliance.................................................... 66
            Section 6.19.   Subsidiaries................................................................ 68
            Section 6.20.   Loan Documents.............................................................. 68
            Section 6.21.   REIT Status................................................................. 68
            Section 6.22.   Subsequent Guarantors....................................................... 68

Section 7.  AFFIRMATIVE COVENANTS OF THE BORROWER AND
            THE GUARANTORS.............................................................................. 68

            Section 7.1.    Punctual Payment............................................................ 69
            Section 7.2.    Maintenance of Office....................................................... 69
            Section 7.3.    Records and Accounts........................................................ 69
            Section 7.4.    Financial Statements, Certificates and Information.......................... 69
            Section 7.5.    Notices..................................................................... 72
            Section 7.6.    Existence of Borrower and Subsidiary Guarantors;
                            Maintenance of Properties................................................... 74
            Section 7.7.    Existence of MCRC; Maintenance of REIT Status of
                            MCRC; Maintenance of Properties............................................. 75
            Section 7.8.    Insurance................................................................... 76
            Section 7.9.    Taxes....................................................................... 76
            Section 7.10.   Inspection of Properties and Books.......................................... 76
            Section 7.11.   Compliance with Laws, Contracts, Licenses, and Permit....................... 77
            Section 7.12.   Use of Proceeds............................................................. 77
            Section 7.13.   Acquisition of Unencumbered Properties...................................... 77
            Section 7.14.   Additional Guarantors; Solvency of Guarantors............................... 78
            Section 7.15.   Further Assurances.......................................................... 78
            Section 7.16.   [Intentionally Omitted]..................................................... 78
            Section 7.17.   Environmental Indemnification............................................... 78
            Section 7.18.   Response Actions............................................................ 79
            Section 7.19.   Environmental Assessments................................................... 79
            Section 7.20.   Employee Benefit Plans...................................................... 80
            Section 7.21.   No Amendments to Certain Documents.......................................... 80
            Section 7.22.   Primary Credit Facility..................................................... 81
            Section 7.23.   Management.................................................................. 81
            Section 7.24.   Distributions in the Ordinary Course........................................ 81


                                    (iii)

Section 8.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER
            AND THE GUARANTORS.......................................................................... 82

            Section 8.1.    Restrictions on Indebtedness................................................ 82
            Section 8.2.    Restrictions on Liens, Etc.................................................. 82
            Section 8.3.    Restrictions on Investments................................................. 85
            Section 8.4.    Merger, Consolidation and Disposition of Assets............................. 86
            Section 8.5.    Negative Pledge............................................................. 89
            Section 8.6.    Compliance with Environmental Laws.......................................... 89
            Section 8.7.    Distributions............................................................... 90
            Section 8.8.    Employee Benefit Plans...................................................... 90
            Section 8.9.    Fiscal Year................................................................. 91

Section 9.  FINANCIAL COVENANTS OF THE BORROWER......................................................... 91

            Section 9.1.    Leverage Ratio.............................................................. 91
            Section 9.2.    Secured Indebtedness........................................................ 91
            Section 9.3.    Tangible Net Worth.......................................................... 92
            Section 9.4.    Debt Service Coverage....................................................... 92
            Section 9.5.    Fixed Charge Coverage....................................................... 92
            Section 9.6.    Unsecured Indebtedness...................................................... 92
            Section 9.7.    Unencumbered Property Debt Service Coverage................................. 92
            Section 9.8.    Investment Limitation....................................................... 92
            Section 9.9.    Covenant Calculations....................................................... 94

Section 10  CONDITIONS TO THE CLOSING DATE.............................................................. 95

            Section 10.1.   Loan Documents.............................................................. 95
            Section 10.2.   Certified Copies of Organization Documents.................................. 96
            Section 10.3.   By-laws; Resolutions........................................................ 96
            Section 10.4.   Incumbency Certificate; Authorized Signers.................................. 96
            Section 10.5.   Title Policies.............................................................. 97
            Section 10.6.   Certificates of Insurance................................................... 97
            Section 10.7.   Hazardous Waste Assessments................................................. 97
            Section 10.8.   Opinion of Counsel Concerning Organization and
                            Loan Documents.............................................................. 97
            Section 10.9.   Tax and Securities Law Compliance........................................... 98
            Section 10.10.  Guaranties.................................................................. 98
            Section 10.11.  Certifications from Government Officials
                            UCC-11 Reports.............................................................. 98
            Section 10.12.  Proceedings and Documents................................................... 98
            Section 10.13.  Fees........................................................................ 99


                                     (iv)

            Section 10.14.  Closing Certificate; Compliance Certificate................................. 99
            Section 10.15.  Subsequent Guarantors....................................................... 99
            Section 10.16.  No Default Under Original Agreement......................................... 99

Section 11. CONDITIONS TO ALL BORROWINGS................................................................ 99

            Section 11.1.   Representations True; No Event of Default;
                            Compliance Certificate...................................................... 99
            Section 11.2.   No Legal Impediment......................................................... 100
            Section 11.3.   Governmental Regulation..................................................... 100

Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC........................................................ 100

            Section 12.1.   Events of Default and Acceleration.......................................... 100
            Section 12.2.   Termination of Commitments.................................................. 104
            Section 12.3.   Remedies.................................................................... 105

Section 13. SETOFF...................................................................................... 105

Section 14. THE ADMINISTRATIVE AGENT.................................................................... 106

            Section 14.1.   Authorization............................................................... 106
            Section 14.2.   Employees and Agents........................................................ 107
            Section 14.3.   No Liability................................................................ 107
            Section 14.4.   No Representations.......................................................... 107
            Section 14.5.   Payments.................................................................... 108
            Section 14.6.   Holders of Revolving Credit Notes........................................... 109
            Section 14.7.   Indemnity................................................................... 109
            Section 14.8.   Administrative Agent as Lender.............................................. 109
            Section 14.9.   Notification of Defaults and Events of Default.............................. 109
            Section 14.10.  Duties in the Case of Enforcement........................................... 110
            Section 14.11.  Successor Administrative Agent.............................................. 110
            Section 14.12.  Notices..................................................................... 111

Section 15. EXPENSES.................................................................................... 111

Section 16. INDEMNIFICATION............................................................................. 112

Section 17. SURVIVAL OF COVENANTS, ETC.................................................................. 113


                                      (v)

Section 18. ASSIGNMENT; PARTICIPATIONS; ETC............................................................. 114

            Section 18.1.   Conditions to Assignments by Lenders........................................ 114
            Section 18.2.   Certain Representations and Warranties;
                            Limitations; Covenants...................................................... 114
            Section 18.3.   Register.................................................................... 115
            Section 18.4.   New Revolving Credit Notes.................................................. 116
            Section 18.5.   Participations.............................................................. 116
            Section 18.6.   Pledge by Lender............................................................ 117
            Section 18.7.   No Assignment by Borrower................................................... 117
            Section 18.8.   Disclosure.................................................................. 117
            Section 18.9.   Syndication................................................................. 117

Section 19. NOTICES, ETC................................................................................ 117

Section 20. GOVERNING LAW; CONSENT TO JURISDICTION
            AND SERVICE................................................................................. 118

Section 21. HEADINGS.................................................................................... 119

Section 22. COUNTERPARTS................................................................................ 119

Section 23. ENTIRE AGREEMENT, ETC....................................................................... 119

Section 24. WAIVER OF JURY TRIAL AND CERTAIN
            DAMAGE CLAIMS............................................................................... 119

Section 25. CONSENTS, AMENDMENTS, WAIVERS, ETC.......................................................... 119

Section 26. SEVERABILITY................................................................................ 121

Section 27. TRANSITIONAL ARRANGEMENTS................................................................... 121

            Section 27.1.   Original Agreement Superseded............................................... 121
            Section 27.2.   Return and Cancellation of Notes............................................ 121
            Section 27.3.   Interest and Fees Under Original Agreement.................................. 121

                                     (vi)

                                   EXHIBITS

         A        Form of Revolving Credit Note
         B        Form of Subsidiary Guaranty
         C        Form of Revolving Credit Loan Request
         D        Form of Compliance Certificate
         E        Form of Closing Certificate
         F        Form of Assignment and Assumption Agreement
         G        Competitive Bid Note
         H        Competitive Bid Quote Request
         I        Invitation for Competitive Bid Quotes
         J        Competitive Bid Quote
         K        Notice of Acceptance or Non-acceptance
         L        Form of Notice of Continuation/Conversion

                                     (vii)

                                   SCHEDULES

         SCHEDULE EMPL      List of Employee Agreements with Key Management Individuals
         SCHEDULE EG        List of Eligible Ground Leases as of Closing Date
         SCHEDULE SG        List of Subsidiary Guarantors
         SCHEDULE 1.2       Lenders' Commitments
         SCHEDULE 3.7       Existing Letters of Credit
         SCHEDULE 6.1(b)    Capitalization; Outstanding Securities, Etc.
         SCHEDULE 6.3       Partially Owned Real Estate Holding Entities
         SCHEDULE 6.7       Litigation
         SCHEDULE 6.15      Certain Transactions
         SCHEDULE 6.19      Subsidiaries
         SCHEDULE 8.3(d)    Existing Investments
         SCHEDULE 8.3(f)    Investments


                                    (viii)

                    AMENDMENT NO. 3 TO AND RESTATEMENT OF
                         REVOLVING CREDIT AGREEMENT


         This AMENDMENT NO. 3 TO AND RESTATEMENT OF REVOLVING CREDIT AGREEMENT (this "AGREEMENT") is made as of the 22nd day of June, 2000, by and among MACK-CALI REALTY, L.P., a Delaware limited partnership ("MCRLP" or the "BORROWER"), having its principal place of business at 11 Commerce Drive, Cranford, New Jersey 07016, THE CHASE MANHATTAN BANK ("CHASE"), having its principal place of business at 270 Park Avenue, New York, New York 10017, FLEET NATIONAL BANK ("FLEET"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions party hereto or which may become parties hereto pursuant to Section 18 (individually, a "LENDER" and collectively, the "LENDERS") and THE CHASE MANHATTAN BANK, as the administrative agent for itself and each other Lender, and FLEET NATIONAL BANK, as the syndication agent.

                                RECITALS

         A. The Borrower and its Subsidiaries are primarily engaged in the business of owning, purchasing, developing, constructing, renovating and operating office, office/flex, industrial/warehouse and multifamily residential properties in the United States.

         B. Mack-Cali Realty Corporation, a Maryland corporation ("MCRC"), is the sole general partner of MCRLP, holds in excess of 80% of the partnership interests in MCRLP, is qualified to elect REIT status for income tax purposes, and has agreed to guaranty the obligations of the Borrower hereunder.

         C. Those Subsidiaries of the Borrower which are the owners of Unencumbered Property have also agreed to guaranty the obligations of the Borrower hereunder.

         D. The Borrower, certain of the Lenders, certain other lending institutions, and the Administrative Agent are parties to a Revolving Credit Agreement dated as of April 16, 1998, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of July 20, 1998, as further amended by Amendment No. 2 to Revolving Credit Agreement dated as of December 30, 1998 (as so amended, the "ORIGINAL AGREEMENT").

         E. The Borrower, the Lenders and the Administrative Agent wish to amend and restate the Original Agreement in its entirety as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

         Section 1.  DEFINITIONS AND RULES OF INTERPRETATION.

         Section 1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

         ABSOLUTE COMPETITIVE BID LOAN.  See Section 2A.3(a).

         ACCOUNTANTS. In each case, nationally-recognized, independent certified public accountants reasonably acceptable to the Administrative Agent. The Lenders hereby acknowledge that PricewaterhouseCoopers LLP and the other major national accounting firms are acceptable accountants.

         ADJUSTED UNENCUMBERED PROPERTY NOI. With respect to any fiscal period for any Unencumbered Property, the net income of such Unencumbered Property during such period, as determined in accordance with GAAP, before adjustment for
(a) gains (or losses) from debt restructurings or other extraordinary items relating to such Unencumbered Property, (b) minority interests, not inconsistent with the wholly-owned Subsidiary requirements for Unencumbered Properties and
(c) income taxes; PLUS (x) interest expense relating to such Unencumbered Property and (y) depreciation and amortization relating to such Unencumbered Property and (z) the noncash portion of executive stock award rights and stock purchase rights relating to the Unencumbered Property in question included in written executive employment agreements, written employee plans or other written non-monetary employment compensation provisions to the extent excluded from net income, as determined in accordance with GAAP; MINUS a recurring capital expense reserve equal to four percent (4%) of total revenue of such Unencumbered Property for such period, after adjustments to eliminate the effect of the straight-lining of rents affecting such Unencumbered Property.

         ADMINISTRATIVE AGENT. The Chase Manhattan Bank acting as administrative agent for the Lenders, or any successor administrative agent, as permitted by
Section 14.

         ADMINISTRATIVE AGENT'S HEAD OFFICE. The Administrative Agent's head office located at 270 Park Avenue, New York, New York 10017, or at such other location as the Administrative Agent may designate from time to time pursuant to
Section 19 hereof, or the office of any successor Administrative Agent permitted under Section 14 hereof.

         ADMINISTRATIVE FEE.  See Section 2.4(g).

         ADVISORY AND STRUCTURING FEE.  See Section 2.4(d).

         AFFILIATE. With reference to any Person, (i) any director or executive officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person (other than a mutual fund which owns 10% or more of the common stock of MCRC) and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

         AGREEMENT. The Original Agreement as amended by this Amendment No. 3 to and Restatement of Revolving Credit Agreement, including the schedules and exhibits hereto, as the same may be from time to time amended and in effect.

         ALTERNATE BASE RATE. The higher of (a) the annual rate of interest announced from time to time by Chase at its head office in New York, New York as its "prime rate" or (b) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Alternate Base Rate during an Interest Period shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Alternate Base Rate Loans, if any, applicable to such Interest Period, effective on the day of such change in the Alternate Base Rate.

         ALTERNATE BASE RATE LOANS. Those Revolving Credit Loans bearing interest calculated by reference to the Alternate Base Rate.

         APPLICABLE L/C PERCENTAGE. As of any date of determination, a per annum percentage equal to the Applicable Margin for Revolving Credit LIBOR Rate Loans then in effect.

         APPLICABLE MARGIN. The applicable margin (if any) over the then Alternate Base Rate or LIBOR Rate, as applicable to the Revolving Credit Loan(s) in question, as set forth below, which is used in calculating the interest rate applicable to Revolving Credit Loans and which shall vary from time to time in accordance with MCRLP's debt ratings, if any. The Applicable Margin to be used in calculating the interest rate applicable to Alternate Base Rate Loans or Revolving Credit LIBOR Rate Loans shall vary from time to time in accordance with MCRLP's then applicable (if any) (x) Moody's debt rating, (y) S&P's debt rating and (z) any Third Debt Rating, as set forth below in this definition, and the Applicable Margin shall be adjusted effective on the next Business Day following any change in MCRLP's Moody's debt rating or S&P's debt rating or Third Debt Rating, as the case may be. MCRLP shall notify the Administrative Agent in writing promptly after becoming aware of any change in any of its debt ratings. In order to qualify for an Applicable Margin based upon a debt rating, MCRLP shall maintain debt ratings from at least two
(2) nationally recognized rating agencies reasonably acceptable to the Administrative Agent, one of which must be Moody's or S&P so long as such Persons are in the business of providing debt ratings for the REIT industry; PROVIDED that if MCRLP fails to maintain at least two debt ratings, the Applicable Margin shall be based upon an S&P rating of less than BBB- in the table below. In addition, MCRLP may, at its option, obtain and maintain three debt ratings (of which one must be from Moody's or S&P except as set forth in the previous sentence). If at any time of determination of the Applicable Margin, (a) MCRLP has then current debt ratings from two (2) rating agencies, then the Applicable Margin shall be based on the lower of such ratings, or
(b) MCRLP has then current debt ratings from three (3) rating agencies, then the Applicable Margin shall be based on the lower of the two highest ratings.

         The applicable debt ratings and the Applicable Margins are set forth in the following table:

-----------------------------------------------------------------------------------------------------------------
                                                                           APPLICABLE             APPLICABLE
                                                                             MARGIN                 MARGIN
                                                                      FOR REVOLVING CREDIT    FOR ALTERNATE BASE
      S&P RATING         MOODY'S RATING          THIRD RATING           LIBOR RATE LOANS          RATE LOANS
-----------------------------------------------------------------------------------------------------------------
                                            No rating or less than
  No rating or less     No rating or less    BBB-/Baa3 equivalent            1.20%                    0%
      than BBB-             than Baa3
-----------------------------------------------------------------------------------------------------------------
         BBB-                 Baa3           BBB-/Baa3 equivalent            0.95%                    0%
-----------------------------------------------------------------------------------------------------------------
         BBB                  Baa2            BBB/Baa2 equivalent            0.80%                    0%
-----------------------------------------------------------------------------------------------------------------
         BBB+                 Baa1           BBB+/Baa1 equivalent           0.725%                    0%
-----------------------------------------------------------------------------------------------------------------
     A- or higher         A3 or higher         A-/A3 equivalent              0.65%                    0%
                                                   or higher
-----------------------------------------------------------------------------------------------------------------

         ARRANGERS. Chase Securities Inc. and FleetBoston Robertson Stephens
Inc.

         ASSIGNMENT AND ASSUMPTION.  See Section 18.1.

         BORROWER.  As defined in the preamble hereto.

         BUILDING. Individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate.

         BUSINESS DAY. Any day on which banking institutions in New York, New York are open for the transaction of banking business and, in the case of LIBOR Rate Loans, also a day which is a LIBOR Business Day.

         CAPITALIZED LEASES. Leases under which the Borrower or any of its Subsidiaries or any Partially-Owned Entity is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

         CAPITALIZED UNENCUMBERED PROPERTY NOI. As of any date of determination with respect to an Unencumbered Property, an amount equal to the Revised Adjusted Unencumbered Property NOI for such Unencumbered Property for the most recent two (2) complete fiscal quarters MULTIPLIED BY two (2), with the product being DIVIDED BY 9.25%.

         CERCLA.  See Section 6.18.

         CLOSING DATE. June 22, 2000, which is the date on which all of the conditions set forth in Section 10 have been satisfied.

         CODE. The Internal Revenue Code of 1986, as amended and in effect from time to time.

         COMMITMENT. With respect to each Lender, the amount set forth from time to time on SCHEDULE 1.2 hereto as the amount of such Lender's Commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower.

         COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1.2 hereto as such Lender's percentage of the Total Commitment and any changes thereto from time to time.

         COMPETITIVE BID LOAN ACCOUNTS.  See Section 2A.2(a).

         COMPETITIVE BID LOANS. A borrowing hereunder consisting of one or more loans made by any of the participating Lenders whose offer to make a Competitive Bid Loan as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2A hereof.

         COMPETITIVE BID MARGIN.  See Section 2A.5(b)(iv).

         COMPETITIVE BID NOTES.  See Section 2A.2(b).

         COMPETITIVE BID QUOTE. An offer by a Lender to make a Competitive Bid Loan in accordance with Section 2A.5 hereof.

         COMPETITIVE BID QUOTE REQUEST.  See Section 2A.3.

         COMPETITIVE BID RATE.  See Section 2A.5(b)(v).

         COMPLETED REVOLVING CREDIT LOAN REQUEST. A loan request accompanied by all information required to be supplied under the applicable provisions of
Section 2.5.

         CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of MCRC and its subsidiaries (including the Borrower and the Subsidiary Guarantors) or MCRLP and its subsidiaries, as the case may be, consolidated in accordance with GAAP.

         CONSOLIDATED ADJUSTED NET INCOME. For any period, an amount equal to the consolidated net income of MCRC, the Borrower and their respective Subsidiaries for such period, as determined in accordance with GAAP, before (a) gains (or losses) from the sale of real property or interests therein, debt restructurings and other extraordinary items, (b) minority interest of said Persons in other Persons and (c) income taxes; PLUS (w) interest expense, (x) depreciation and amortization, (y) the noncash portion of executive stock award rights and stock purchase rights included in written executive employment agreements, written employee plans or other written non-monetary employment compensation provisions, and (z) certain non-recurring cash payments made pursuant to certain written employment agreements, written employee plans or other written employment compensation provisions with key management individuals existing as of the date hereof and described on SCHEDULE EMPL hereto and their successors (as such agreements, plans and provisions may be amended from time to time) in an amount not to exceed $20,000,000 in the aggregate during any fiscal year; MINUS a recurring capital expense reserve in an amount equal to four percent (4%) of consolidated total revenue of MCRC, the Borrower and their respective Subsidiaries; all after adjustments to eliminate the effect of the straight-lining of rents; and all after adjustments for unconsolidated partnerships, joint ventures and other entities.

         CONSOLIDATED CAPITALIZED NOI. As of any date of determination, an amount equal to Revised Consolidated Adjusted Net Income for the most recent two (2) completed fiscal quarters MULTIPLIED BY two (2), with the product being DIVIDED BY 9.25%.

         CONSOLIDATED FIXED CHARGES. For any fiscal period, the sum of Consolidated Total Debt Service PLUS the aggregate of all Distributions payable on the preferred stock of or other preferred beneficial interests in the Borrower, MCRC or any of their respective Subsidiaries.

         CONSOLIDATED SECURED INDEBTEDNESS. As of any date of determination, the aggregate principal amount of all Indebtedness of MCRC, the Borrower and their respective Subsidiaries outstanding at such date secured by a Lien on the Real Estate of such Person, without regard to Recourse.

         CONSOLIDATED TANGIBLE NET WORTH. As of any date of determination, the Consolidated Total Capitalization MINUS Consolidated Total Liabilities.

         CONSOLIDATED TOTAL CAPITALIZATION. As of any date of determination, with respect to MCRC, the Borrower and their respective Subsidiaries determined on a consolidated basis in accordance with GAAP; the sum (without double-counting) of (a) Consolidated Capitalized NOI PLUS (b) the value of Unrestricted Cash and Cash Equivalents (excluding until forfeited or otherwise entitled to be retained by the Borrower or its Subsidiaries, tenant security and other restricted deposits), PLUS (c) the aggregate costs incurred and paid to date by the Borrower and its Subsidiaries with respect to Construction-In-Process, PLUS (d) the value of Indebtedness of third parties to the Borrower and its Subsidiaries for borrowed money which is secured by mortgage liens in real estate (valued in accordance with GAAP at the book value of such Indebtedness and not then more than 90 days past due or declared by the Borrower or its Subsidiary to be past due), PLUS (e) the actual net cash investment by the Borrower and its Subsidiaries in any Opportunity Funds (wherein such Opportunity Fund (x) does not have any Indebtedness that is then more than 90 days past due or (y) has not been declared to be in default of any monetary or material monetizable obligations), PLUS (f) the book value of Unimproved Non-Income Producing Land PLUS (g) the value of Eligible Cash 1031 Proceeds; PROVIDED that the value of all permitted investments included within Consolidated Total Capitalization (other than Eligible Cash 1031 Proceeds) shall not exceed the limitations set forth in Section 9.8 hereof.

         CONSOLIDATED TOTAL DEBT SERVICE. For any fiscal period, without double-counting, (a) Consolidated Total Interest Expense for such period PLUS
(b) the aggregate amount of scheduled principal payments of Indebtedness (excluding (x) optional prepayments and (y) balloon payments at maturity) required to be made during such period by MCRC, the Borrower and any of their respective Subsidiaries PLUS (c) the aggregate amount of capitalized interest required in accordance with GAAP to be paid or accrued by MCRC, the Borrower and their respective Subsidiaries during such quarter.

         CONSOLIDATED TOTAL INTEREST EXPENSE. For any fiscal period, the aggregate amount of interest required in accordance with GAAP to be paid or accrued, without double-counting, by MCRC, the Borrower and their respective Subsidiaries during such period on all Indebtedness of MCRC, the Borrower and their respective Subsidiaries outstanding during all or any portion of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest expenses in respect of any Synthetic Lease.

         CONSOLIDATED TOTAL LIABILITIES. As of any date of determination, without double-counting, all liabilities of MCRC, the Borrower and their respective Subsidiaries, including guaranties of payment for any Opportunity Fund, determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of MCRC, the Borrower and their respective Subsidiaries, and all Indebtedness of MCRC, the Borrower and their respective Subsidiaries, whether or not so classified (excluding, to the extent otherwise included in Consolidated Total Liabilities, restricted cash held on account of tenant security and other restricted deposits).

         CONSOLIDATED TOTAL UNSECURED DEBT SERVICE. For any fiscal period, Consolidated Total Debt Service with respect to Consolidated Unsecured Indebtedness only for such period.

         CONSOLIDATED UNSECURED INDEBTEDNESS. As of any date of determination, the aggregate principal amount of all Unsecured Indebtedness of MCRC, the Borrower and their respective Subsidiaries outstanding at such date, including without limitation the aggregate principal amount of all the Obligations under this Agreement as of such date, determined on a consolidated basis in accordance with GAAP, without regard to Recourse.

         CONSTRUCTION-IN-PROCESS. Any Real Estate for which the Borrower, any Guarantor, any of the Borrower's Subsidiaries or any Partially-Owned Entity is actively pursuing construction, renovation, or expansion of Buildings and, except for purposes of the covenant set forth in Section 9.8(c) hereof, for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business. Notwithstanding the foregoing, tenant improvements to previously constructed and/or leased Real Estate shall not be considered Construction-In-Process.

         CONVERSION REQUEST. A notice given by the Borrower to the Administrative Agent of its election to convert or continue a Revolving Credit Loan in accordance with Section 2.6.

         CREDIT PARTIES. Collectively, the Borrower, the Operating Subsidiaries, MCRC, the Subsidiary Guarantors and any other wholly-owned Subsidiary for which the Borrower or MCRC has legal liability for such wholly-owned Subsidiary's obligations and liabilities, directly or indirectly.

         DEBT RATINGS.  Long-term, unsecured, non-credit enhanced debt ratings.

         DEFAULT. As of the relevant time of determination, an event or occurrence which solely with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

         DISQUALIFYING ENVIRONMENTAL EVENT. Any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to any Real Estate (x) that causes either the occupancy or rent of such Real Estate to be adversely affected by greater than ten percent (10%), as compared to what otherwise would have been the occupancy or rent of such Real Estate in the absence of such environmental event or (y) for which the remaining costs of remediation in order to bring such Real Estate into compliance with Environmental Laws exceeds the greater of $1,000,000 or 1.5% of the Capitalized Unencumbered Property NOI of the Real Estate that is the particular Unencumbered Property in issue ("REMEDIATION"); PROVIDED that (1) any Real Estate that qualifies under (x) and (y) which requires Remediation shall only be eligible to be an Unencumbered Property if such Remediation is ongoing in accordance with prudent environmental practice and (2) the number of Unencumbered Properties subject to Remediation shall not exceed the greater of
(i) five (5) Buildings (and related land) or (ii) the number of Buildings (and related land) that are two and one-half percent (2.5%) of the total number of Buildings constituting all of the Buildings in Unencumbered Properties at any time.

         DISTRIBUTION.

                  (i) with respect to the Borrower or its Subsidiaries, any distribution of cash or other cash equivalent, directly or indirectly, to the partners or other equity interest holders of the Borrower or its Subsidiaries in respect of such partnership or other equity interest or interests so characterizable; or any other distribution on or in respect of any partnership interests of the Borrower or its Subsidiaries; and

                  (ii) with respect to MCRC, the declaration or payment of any cash dividend on or in respect of any shares of any class of capital stock of MCRC.

         DOLLARS or $. Dollars in lawful currency of the United States of America.

         DRAWDOWN DATE. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.6.

         DUFF & PHELPS.  Duff & Phelps, and its successors.

         ELIGIBLE ASSIGNEE. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000, calculated in accordance with GAAP; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, PROVIDED that such bank is acting at all times with respect to this Agreement through a branch or agency located in the United States of America and (d) a financial institution reasonably acceptable to the Administrative Agent which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $300,000,000.

         ELIGIBLE CASH 1031 PROCEEDS. The cash proceeds held by a "qualified intermediary" from the sale of Real Estate, which proceeds are intended to be used by the qualified intermediary to acquire one or more "replacement properties" that are of "like-kind" to such Real Estate in an exchange that qualifies as a tax-free exchange under Section 1031 of the Code, and no portion of which proceeds MCRC, the Borrower or any Subsidiary has the right to receive, pledge, borrow or otherwise obtain the benefits of until such time as provided under the applicable "exchange agreement" (as such terms in quotations are defined in Treasury Regulations Section 1.1031(k)-1(g)(4)) (the "Regulations")) or until such exchange is terminated. Upon the cash proceeds no longer being held by the qualified intermediary pursuant to the Regulations or otherwise qualifying under the Regulations for like-kind exchange treatment, such proceeds shall cease being Eligible Cash 1031 Proceeds.

         ELIGIBLE GROUND LEASE. A ground lease that (a) has a minimum remaining term of thirty (30) years, including tenant controlled options, as of any date of determination, (b) has customary notice rights, default cure rights, bankruptcy new lease rights and other customary provisions for the benefit of a leasehold mortgagee or has equivalent protection for a leasehold permanent mortgagee by a subordination to such leasehold permanent mortgagee of the landlord's fee interest, and (c) is otherwise acceptable for Without Recourse leasehold mortgage financing (with the exception permitted under clause (b) above) under customary prudent lending requirements. The Eligible Ground Leases as of the date of this Agreement are listed on SCHEDULE EG.

         EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         ENVIRONMENTAL LAWS.  See Section 6.18(a).

         ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

         ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

         ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         EUROCURRENCY RESERVE RATE. For any day with respect to a LIBOR Rate Loan, the weighted average of the rates (expressed as a decimal) at which all of the Lenders subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         EVENT OF DEFAULT.  See Section 12.1.

         FACILITY FEE.  See Section 2.4(f).

         FEE LETTER.  See Section 2.4(d).

         FINANCIAL STATEMENT DATE. With respect to the Borrower, MCRC and their respective subsidiaries, December 31, 1999.

         FITCH.  Fitch IBCA, Inc., and its successors.

         FRONTING BANK. With respect to any letters of credit issued under this Agreement on or after the date hereof, Chase, or with the consent of the Administrative Agent and the Borrower, another Lender.

         FUNDS FROM OPERATIONS. As defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time, but in any event excluding one-time or non-recurring charges.

         GAAP. Generally accepted accounting principles in effect from time to time in the United States, consistently applied, PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

         GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any Guarantor, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         GUARANTIES. Collectively, (i) the MCRC Guaranty, (ii) the Subsidiary Guaranties, (iii) any other guaranty of the Obligations made by an Affiliate of the Borrower in favor of the Administrative Agent and the Lenders, and (iv) the ratification for purposes of this Agreement of all "Guaranties" under the Original Agreement.

         GUARANTORS. Collectively, MCRC, the Subsidiary Guarantors and any other Affiliate of the Borrower executing a Guaranty; PROVIDED, HOWEVER, when the context so requires, Guarantor shall refer to MCRC or such Affiliate, as appropriate. Any Guarantor that is the owner or ground lessee of an Unencumbered Property shall be a wholly-owned Subsidiary. PROVIDED FURTHER, HOWEVER, from and after the release of the Guaranty of any Subsidiary Guarantor pursuant to
Section 5 below, such Subsidiary Guarantor shall no longer be considered a "Guarantor" for purposes of this Agreement.

         HARBORSIDE ASSUMED DEBT. (i) The Indebtedness to be owed by one or more of MCRLP and certain of its Subsidiaries to Northwestern Mutual Insurance Company and Principal Mutual Life Insurance Company in the original principal amount of $110,000,000, and (ii) the Indebtedness to be owed by one or more of MCRC, MCRLP and certain of its Subsidiaries to US West Pension Trust, Investment Management Company in the original principal amount of $42,087,513.

         HARBORSIDE DEBT. The Indebtedness incurred by MCRLP pursuant to the Revolving Credit Facility Agreement dated as of November 1, 1996, among MCRLP, the several lenders from time to time parties thereto, and PSC, as administrative agent for such lenders, as the same may be amended, supplemented or otherwise modified from time to time.

         HARBORSIDE PLEDGE AGREEMENTS. Collectively, (i) the pledge agreement between MCRC and PSC, as the administrative agent, and (ii) the pledge agreement between MCRLP and PSC, as the administrative agent, in each case (a) securing the Harborside Debt in connection with the Harborside Transaction, and (b) as the same may be amended, supplemented or otherwise modified from time to time.

         HARBORSIDE PLEDGED INTERESTS. Collectively, (i) the 99% limited partnership interest owned by MCRLP in each of Cali Harborside (Fee) Associates L.P., a New Jersey limited partnership, Cal-Harbor II & II Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor IV Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor V Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor VI Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor So. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor No. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, and Cal-Harbor VII Urban Renewal Associates L.P., a New Jersey limited partnership; and (ii) 100% of the issued and outstanding capital stock owned by MCRC of each of Cali Sub X, Inc., a Delaware corporation, and Cali Sub XI, Inc., a Delaware corporation, in each case pledged to PSC, as the administrative agent, pursuant to the Harborside Pledge Agreements.

         HARBORSIDE TRANSACTION. (i) The acquisition by MCRLP and certain of its Subsidiaries of the real property, buildings and other improvements thereon commonly known as the Harborside Financial Center, Jersey City, New Jersey, (ii) the incurrence of the Harborside Debt, and (iii) the incurrence of the Harborside Assumed Debt.

         HAZARDOUS SUBSTANCES.  See Section 6.18(b).

         INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, including, without limitation, (a) all obligations for borrowed money and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, negative pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all obligations under any Capitalized Lease (determined in accordance with Section 9.9) or any Synthetic Lease; (d) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, (without double counting and in accordance with Section 9.0) in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) to the extent not otherwise included, obligations of the Borrower under so-called forward equity purchase contracts to the extent that such obligations are not payable solely in equity interests in MCRC.

         INTEREST PAYMENT DATE. (i) As to any Alternate Base Rate Loan, the last day of the calendar month which includes the Drawdown Date thereof; and (ii) as to any Revolving Credit LIBOR Rate Loan in respect of which the Interest Period is (A) three (3) months or less, the last day of such Interest Period and (B) more than three (3) months, the date that is three (3) months from the first day of such Interest Period, each date that is three (3) months thereafter, and, in addition, the last day of such Interest Period.

         INTEREST PERIOD. With respect to each Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrower in a Completed Revolving Credit Loan Request or as otherwise in accordance with the terms of this Agreement): (i) for any Alternate Base Rate Loan, the last day of the calendar month, (ii) for any Revolving Credit LIBOR Rate Loan, 1, 2, 3, 6, 9 or 12 months (PROVIDED that (x) the Interest Period for Revolving Credit LIBOR Rate Loans may be shorter than one (1) month in order to consolidate two (2) or more Revolving Credit LIBOR Rate Loans and (y) the Interest Period for all Revolving Credit LIBOR Rate Loans shall be one (1) month until the earlier of ninety (90) days after the Closing Date or the date on which the Arrangers complete the syndication of the Total Commitment, as evidenced by written notice from the Arrangers to the Borrower as to such completion), (iii) for any Absolute Competitive Bid Loan, a market period not to extend beyond the Maturity Date, and (iv) for any LIBOR Competitive Bid Loan, 1, 2, 3, 6, 9 or 12 months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Loan and ending on the last day of the applicable period set forth in (a) above as selected by the Borrower in a Conversion Request or as otherwise in accordance with this Agreement; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (A) if any Interest Period with respect to a Alternate Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (B) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (C) if the Borrower shall fail to give a Conversion Request as provided in Section 2.6, the Borrower shall be deemed to have requested a continuation of the affected Revolving Credit LIBOR Rate Loan as a Revolving Credit LIBOR Rate Loan with an Interest Period of one (1) month on the last day of the then current Interest Period with respect thereto, other than during the continuance of a Default or an Event of Default;

                  (D) any Interest Period relating to any LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

                  (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

         INVESTMENT GRADE CREDIT RATING. A long-term unsecured, non-credit enhanced debt rating (a) from Moody's of Baa3 or higher, (b) from S&P of BBB- or higher, or (c) from a Third Rating Agency of the Baa3/BBB- equivalent or higher.

         INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; and (ii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         LEASES. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Real Estate by persons other than the Borrower, its Subsidiaries or any Partially-Owned Entity, PROVIDED that "Leases" shall include any such lease, license or other such agreement with a Partially-Owned Entity if such lease, license or other agreement is at a market level rent and related tenant charges, which are required to be paid monthly or, in the case of non-rent tenant charges, when usually and customarily required to be paid by other tenants of the same Real Estate (and at least annually).

         LENDERS. Collectively, the Administrative Agent, any other lenders which may provide additional commitments and become parties to this Agreement, and any other Person who becomes an assignee of any rights of a Lender pursuant to Section 18 or a Person who acquires all or substantially all of the stock or assets of a Lender.

         LETTER OF CREDIT.  See Section 3.1.1.

         LETTER OF CREDIT APPLICATION.  See Section 3.1.1.

         LETTER OF CREDIT FEE.  See Section 3.6.

         LETTER OF CREDIT PARTICIPATION.  See Section 3.1.4.

         LIBOR BREAKAGE COSTS. With respect to any LIBOR Rate Loan to be prepaid or not drawn after elected, or converted prior to the last day of the applicable Interest Period, a prepayment "breakage" fee in an amount determined by the Administrative Agent in the following manner:

                  (i) First, the Administrative Agent shall determine the amount by which (a) the total amount of interest which would have otherwise accrued hereunder on each installment of principal prepaid or not so drawn, during the period beginning on the date of such prepayment or failure to draw and ending on the last day of the applicable LIBOR Rate Loan Interest Period (the "REEMPLOYMENT PERIOD"), exceeds (b) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of

         America designated by the Administrative Agent in its sole discretion at or about the time of such payment, such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the amount of principal so paid or not drawn after elected and to have maturity at the end of the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation. Each such amount is hereinafter referred to as an "INSTALLMENT AMOUNT".

                  (ii) Second, each Installment Amount shall be treated as payable on the last day of the LIBOR Rate Loan Interest Period which would have been applicable had such principal installment not been prepaid or not borrowed.

                  (iii) Third, the amount to be paid on each such breakage date shall be the present value of the Installment Amount determined by discounting the amount thereof from the date on which such Installment Amount is to be treated as payable, at the same yield to maturity as that payable upon the bond or other obligation of the United States of America designated as aforesaid by the Administrative Agent.

         If by reason of an Event of Default the Administrative Agent elects to declare a LIBOR Rate Loan to be immediately due and payable, then any breakage fee with respect to such LIBOR Rate Loan shall become due and payable in the same manner as though the Borrower had exercised such right of prepayment.

         LIBOR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London.

         LIBOR COMPETITIVE BID LOAN(S).  See Section 2A.3(a).

         LIBOR RATE. For any Interest Period with respect to a LIBOR Rate Loan, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) as determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which appears on the Telerate page 3750 (or such other page as may replace that page on the Telerate service) as of 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period; PROVIDED, HOWEVER, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period of time substantially equal to the Interest Period which appears on the

Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period.

         If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period by major banks in New York City at approximately 11:00 a.m. New York City time on the date that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. In the event that the Administrative Agent is unable to obtain any quotation as provided above, it will be deemed that the LIBOR Rate cannot be determined.

         In the event that the Board of Governors of the Federal Reserve System shall impose a reserve requirement with respect to LIBOR deposits of the Lenders, then for any period during which such reserve requirement shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to one (1.00) minus the Eurocurrency Reserve Rate.

         LIBOR RATE LOAN(S). Loans bearing interest calculated by reference to the LIBOR Rate.

         LIEN.  See Section 8.2.

         LOAN DOCUMENTS. Collectively, this Agreement, the Letter of Credit Applications, the Letters of Credit, the Notes, the Guaranties, and any and all other agreements, instruments or documents now or hereafter identified thereon as a "Loan Document" under this Agreement, and all schedules, exhibits and annexes hereto or thereto, as the same may from time to time be amended and in effect.

         LOANS.  The Revolving Credit Loans and the Competitive Bid Loans.

         MAJORITY LENDERS. As of any date, the Lenders whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total

Commitment, but in no event fewer than two Lenders if there are three or more Lenders; PROVIDED that if the Total Commitment has been terminated by the Lenders and no Revolving Credit Loans or Letters of Credit are outstanding, the Majority Lenders shall be the Lenders holding fifty-one percent (51%) of the outstanding principal amount of Competitive Bid Loans on such date.

         MATERIAL ADVERSE EFFECT. Any event or occurrence of whatever nature which: (a) has a material adverse effect on the business, properties, operations or financial condition of (i) the Borrower or (ii) MCRC or (iii) the Borrower, the Guarantors and their respective Subsidiaries, taken as a whole, (b) has a material adverse effect on the ability of the Borrower or any Guarantor to perform its payment and other material obligations under any of the Loan Documents, or (c) causes a material impairment of the validity or enforceability of any of the Loan Documents or any material impairment of the rights, remedies and benefits available to the Administrative Agent and the Lenders under any of the Loan Documents.

         MATURITY DATE. June 22, 2003, or such earlier date on which the Loans shall become due and payable pursuant to the terms thereof. The Borrower may, by notice to the Administrative Agent given at least one hundred twenty (120) days prior to the Maturity Date, extend the Maturity Date for one (1) year, PROVIDED that no Default or Event of Default shall have occurred and be continuing and that the Borrower pay an aggregate extension fee equal to 0.25% of the then existing Total Commitment.

         MAXIMUM DRAWING AMOUNT. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         MCRC GUARANTY. The Guaranty reaffirmed as of the date hereof made by MCRC in favor of the Administrative Agent and the Lenders pursuant to which MCRC guarantees to the Administrative Agent and the Lenders the unconditional payment and performance of the Obligations.

         MOODY'S.  Moody's Investors Service, Inc., and its successors.

         MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by the Borrower or any Guarantor as the case may be or any ERISA Affiliate.

         NON-MATERIAL BREACH. A (i) breach of a representation or warranty or covenant contained in Section 6 or Section 7 (other than Section 7.1), (ii) a breach of any other representation or warranty or covenant as to which such term "Non-Material

Breach" is specifically applied, or (iii) a Permitted Event; but only to the extent any such breach under (i) or (ii) or an event under (iii) (other than Section 7.1), neither (A) singularly or in conjunction with any other existing breaches or (iii) events, materially adversely affect the business, properties or financial condition of (x) MCRC; (y) MCRLP; or (z) the Borrower, the Guarantors and their Subsidiaries, taken as whole nor (B) singularly or in conjunction with any other existing breaches or (iii) events, materially adversely affect the ability of (x) MCRC; (y) MCRLP; or
(z) the Borrower, the Guarantors and their Subsidiaries, taken as a whole, to fulfill the obligations to the Lenders under the Loans (including, without limitation, the repayment of all amounts outstanding under the Loans, together with interest and charges thereon, when first due) nor (C) has been identified in this Agreement specifically as a matter that does not constitute a Non-Material Breach. During the continuance of any Permitted Event, the Real Estate (including Unencumbered Property) and other assets of any affected Guarantor shall be excluded from asset (but not liability) and income (but not loss) calculation under Section 9 which exclusions shall be evidenced in all compliance certificates provided as required by this Agreement.

         A breach or event which may constitute a Non-Material Breach shall be identified when first known to the Borrower, any Guarantor or Subsidiary on the next compliance certificate required to be delivered to the Lenders pursuant to the terms of this Agreement; PROVIDED that the identification of such breach or event as a Non-Material Breach by the Borrower, any Guarantor or any Subsidiary shall not be binding on the Lenders.

         NOTES.  The Revolving Credit Notes and the Competitive Bid Notes.

         OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower and its Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Notes or Reimbursement Obligations incurred or the Letter of Credit Applications or the Letters of Credit or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

         OPERATING SUBSIDIARIES. Those Subsidiaries of the Borrower that, at any time of reference, provide management, construction, design or other services (excluding any such Subsidiary which may provide any such services which are only incidental to that Subsidiary's ownership of one or more Real Estate), and any successors or assigns of their respective businesses and/or assets which are Subsidiaries of the Borrower or the Guarantors.

         OPPORTUNITY FUND. An investment made by the Borrower, any Guarantor or any Subsidiary which has been or is designated at the time of investment by the Borrower from time to time as an "Opportunity Fund" (including an investment company); PROVIDED that (a) such investment would not jeopardize MCRC's status as a REIT, (b) subject to the next sentence, such investment is Without Recourse to the Person making such investment and the liability of the Person making such investment is limited solely (including in any insolvency proceeding affecting such Person) to the amount so invested, (c) if the Person making such investment exercises any management or control responsibilities, such management and/or control shall be exercised through a so-called "bankruptcy-remote entity" and
(d) such investment complies with the requirements of Section 9.8(b) hereof. Notwithstanding anything contained in the foregoing definition to the contrary, an investment may still be an Opportunity Fund if it provides for (i) guaranties of completion, (ii) guaranties of payment (which shall be included in Consolidated Total Liabilities), (iii) environmental guaranties and indemnities, and/or (iv) other typical recourse carve-outs from otherwise long-term, non-recourse debt, such as for fraud, waste, misappropriation of proceeds and material misrepresentations.

         ORIGINAL AGREEMENT.  As defined in the recitals.

         PARTIALLY-OWNED ENTITY(IES). Any of the partnerships, joint ventures and other entities owning real estate assets (other than an Opportunity Fund) in which MCRLP and/or MCRC collectively, directly or indirectly through its full or partial ownership of another entity, own less than 100% of the equity interests, whether or not such entity is required in accordance with GAAP to be consolidated with MCRLP for financial reporting purposes.

         PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

         PERMITS. All governmental permits, licenses, and approvals necessary for the lawful operation and maintenance of the Real Estate.

         PERMITTED EVENT. The exclusion of a Guarantor (other than MCRC) or any other Subsidiary or Operating Subsidiary as a Credit Party by the Borrower solely for the purposes of the proceedings of a bankruptcy filed by or against such Person and involving for all creditors of such bankruptcy a total Indebtedness which is in an amount permitted within Section 12.1(f)(i) cumulatively with any other then pending Permitted Event or other matter affecting Section 12.1(f)(i). For purposes of a Permitted Event, the term "bankruptcy" shall include all actions or proceedings described in Section 12.1(g) or Section 12.1(h). The Borrower may exercise the provisions of Section
12.1 (last paragraph) for Permitted

Event(s) provided such exercise shall not allow for a breach of the limitation on Permitted Events relating to Section 12.1(f)(i) or otherwise cause a Default or Event of Default.

         PERMITTED LIENS. Liens, security interests and other encumbrances permitted by Section 8.2.

         PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).

         PROJECT COSTS. With respect to Construction-In-Process, the actual project cost of such Construction-In-Process shown on schedules submitted to the Administrative Agent from time to time; PROVIDED that for Construction-In-Process owned by any Partially-Owned Entity, the Project Cost of such Construction-In-Process shall be the Borrower's or its subsidiaries' pro-rata share of the actual project cost of such Construction-In-Process (based on the greater of (x) the Borrower's or its subsidiaries' percentage equity interest in such Partially-Owned Entity or (y) the Borrower's or its subsidiaries' obligation to provide, or liability for providing, funds to such Partially-Owned Entity).

         PSC. Prudential Securities Credit Corporation, and its successors and assigns.

         PUBLIC DEBT. Unsecured Indebtedness, not subordinated to the Obligations (or to the holders thereof), issued by the Borrower and which is either (a) in offerings registered under the Securities Act of 1933, as amended, or in transactions exempt from registration pursuant to rule 144A or Regulation B thereunder or listed on non-U.S. securities exchanges or (b) pursuant to the Indenture dated as of March 16, 1999 by and between the Borrower, MCRC and Wilmington Trust Company, a Delaware banking corporation as trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 1 dated as of the same date between the Borrower and the Trustee, and by Supplemental Indenture No. 2 dated as of August 2, 1999 between the Borrower and the Trustee, and as the Indenture may be further supplemented and/or amended from time to time.

         RCRA.  See Section 6.18.

         REAL ESTATE. The fixed and tangible properties consisting of land, buildings and/or other improvements owned or ground-leased as a lessee by the Borrower, by any Guarantor or by any other entity in which the Borrower is the holder of an equity interest at the relevant time of reference thereto, including, without limitation, (i) the Unencumbered Properties at such time of reference, and (ii) the real estate assets owned or ground-leased as a lessee by each of the Partially-Owned Entities at such time of reference.

         RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan.

         RECOURSE. With reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, PROVIDED that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person's being a general partner of such obligor).

         REIMBURSEMENT OBLIGATION. The Borrower's obligation to reimburse the Lenders and the Administrative Agent and the Fronting Bank on account of any drawing under any Letter of Credit as provided in Section 3.2. Notwithstanding the foregoing, unless the Borrower shall notify the Administrative Agent of its intent to repay the Reimbursement Obligation on the date of the related drawing under any Letter of Credit as provided in Section 3.2, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Alternate Base Rate Loan as set forth in Section 3.3.

         REIT. A "real estate investment trust", as such term is defined in
Section 856 of the Code.

         RELEASE.  See Section 6.18(c)(iii).

         REQUIRED LENDERS. As of any date, the Lenders whose aggregate Commitments constitute at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment; PROVIDED that if the Total Commitment has been terminated by the Lenders and no Revolving Credit Loans or Letters of Credit are outstanding, the Required Lenders shall be the Lenders holding sixty-six and two-thirds percent (66-2/3%) of the outstanding principal amount of the Competitive Bid Loans on such date.

         REVISED ADJUSTED UNENCUMBERED PROPERTY NOI. With respect to any fiscal period for any Unencumbered Property, Adjusted Unencumbered Property NOI for such Unencumbered Property for such period; MINUS (a) interest income relating to such Unencumbered Property and (b) a management fee reserve in an amount equal to three percent (3%) of total revenue (after deduction of interest income of such Unencumbered Property for such period); PLUS (i) actual general and administrative expenses to the extent included in Adjusted Unencumbered Property NOI relating to such Unencumbered Property for such period and (ii) actual management fees relating to such Unencumbered Property for such period.

         REVISED CONSOLIDATED ADJUSTED NET INCOME. For any period, Consolidated Adjusted Net Income for such period; MINUS (a) interest income and (b) a management fee reserve in an amount equal to three percent (3%) of consolidated total revenue (after deduction of interest income of MCRC, the Borrower and their respective Subsidiaries for such period), PLUS (i) actual general and administrative expenses for such period to the extent included in Consolidated Adjusted Net Income and (ii) actual management fees relating to Real Estate for such period.

         REVOLVING CREDIT LIBOR RATE LOAN. A Revolving Credit Loan which is a LIBOR Rate Loan.

         REVOLVING CREDIT LOAN(S). Each and every revolving credit loan made or to be made by the Lenders to the Borrower pursuant to Section 2.

         REVOLVING CREDIT NOTES. Collectively, the separate promissory notes of the Borrower in favor of each Lender in substantially the form of EXHIBIT A hereto, in the aggregate principal amount of the Total Commitment, dated as of the date hereof or as of such later date as any Person becomes a Lender under this Agreement, and completed with appropriate insertions, as each of such notes may be amended and/or restated from time to time.

         REVOLVING CREDIT NOTE RECORD. A Record with respect to the Revolving Credit Notes.

         S&P. Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors.

         SARA.  See Section 6.18.

         SEC FILINGS. Collectively, (a) the MCRC's Annual Report on Forms 10-K and 10-K/A for the year ended December 31, 1999, filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and (b) MCRC's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000 filed with the SEC pursuant to the Exchange Act.

         SUBSIDIARY. Any entity required to be consolidated with its direct or indirect parent in accordance with GAAP.

         SUBSIDIARY. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority (by number of votes or controlling interests) of the outstanding voting interests or at least a majority of the economic interests (including, in any case, the Operating Subsidiaries and any entity required to be consolidated with its designated parent in accordance with GAAP).

         SUBSIDIARY GUARANTOR. Any Guarantor other than MCRC. The Subsidiary Guarantors on the Closing Date are listed on SCHEDULE SG hereto.

         SUBSIDIARY GUARANTY. Each Guaranty made from time to time by a Subsidiary Guarantor in favor of the Administrative Agent and the Lenders in substantially the form of EXHIBIT B hereto, pursuant to which such Subsidiary Guarantor guarantees the unconditional payment and performance of the Obligations, as the same shall have been reaffirmed in accordance with Section
10.10 hereof for Subsidiary Guaranties executed prior to the date hereof.

         SUBSIDIARY GUARANTY PROCEEDS.  See Section 5.2.

         SYNDICATION AGENT.  Fleet National Bank.

         SYNTHETIC LEASE. Any lease which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

         THIRD DEBT RATING. MCRLP's long term unsecured debt rating from a Third Rating Agency.

         THIRD RATING AGENCY. Duff & Phelps, Fitch's or another nationally-recognized rating agency (other than S&P or Moody's) reasonably satisfactory to the Administrative Agent.

         TITLE POLICIES. For each Unencumbered Property, an ALTA standard form title policy (or, if such form is not available, an equivalent form of title insurance policy) of a reasonably current date or endorsed down to a reasonably current date issued by a nationally-recognized title insurance company, insuring that the Borrower or a Subsidiary Guarantor holds good and clear marketable fee simple or leasehold title to such Unencumbered Property, subject only to Permitted Liens.

         TOTAL COMMITMENT. As of any date, the sum of the then-current Commitments of the Lenders, which shall not at any time exceed $800,000,000, except as such amount may be increased pursuant to Section 2.2 hereof or reduced pursuant to Section 2.10 hereof.

         TYPE. As to any Revolving Credit Loan, its nature as a Alternate Base Rate Loan or a LIBOR Rate Loan.

         UNANIMOUS LENDER APPROVAL. The written consent of each Lender that is a party to this Agreement at the time of reference.

         UNENCUMBERED PROPERTY. Any Real Estate located in the United States that on any date of determination: (a) is not subject to any Liens (including any such Lien imposed by the organizational documents of the owner of such asset, but excluding Permitted Liens), (b) is not the subject of a Disqualifying Environmental Event, (c) has been improved with a Building or Buildings which
(1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, and (2) are fully operational, including in each case, an Unencumbered Property that is being renovated and such renovation is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, (d) is not in violation of the covenant set forth in Section 7.9 hereof, and (e) is wholly owned or ground-leased under an Eligible Ground Lease by the Borrower or a Guarantor that is a wholly-owned Subsidiary and has not been the subject of an event or occurrence that has had a Material Adverse Effect on such Guarantor

         UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         UNIMPROVED NON-INCOME PRODUCING LAND. Any Real Estate consisting of raw land which is unimproved by Buildings and does not generate any rental income or other income for MCRC or the Borrower or any of their respective Subsidiaries.

         UNRESTRICTED CASH AND CASH EQUIVALENTS. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then held by the Borrower or any of its Subsidiaries and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any Liens in favor of any Person and

(ii) "cash equivalents" includes overnight deposits and also means that such asset has a liquid, par value in cash and is convertible to cash within 3 months. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the Commitments of the Lenders to make Loans under this Agreement or any other commitments from which the access to such cash or cash equivalents would create Indebtedness.

         UNSECURED INDEBTEDNESS. All Indebtedness of any Person that is not secured by a Lien on any asset of such Person.

         UPFRONT FEE.  See Section 2.4(e).

         WHOLLY-OWNED SUBSIDIARY. Any Subsidiary (a) of which MCRLP and/or MCRC shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a controlling majority (by number of votes or controlling interests) of the outstanding voting interests and one hundred percent (100%) of the economic interests, of which at least ninety-five percent (95%) of the economic interests shall be owned by MCRLP and (b) of which MCRC directly or indirectly (through wholly-owned Subsidiaries) acts as sole general partner or managing member; PROVIDED that the Subsidiary Guarantors shall be wholly-owned Subsidiaries.

         "WITHOUT RECOURSE" or "WITHOUT RECOURSE". With reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

         Section 1.2 RULES OF INTERPRETATION.

                 (i) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms (and so amended, modified or supplemented in accordance with this Agreement) or the terms of this Agreement.

                 (ii) The singular includes the plural and the plural includes the singular.

                 (iii) A reference to any law includes any amendment or modification to such law.

                 (iv) A reference to any Person includes its permitted successors and permitted assigns.

                 (v) Accounting terms (a) not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer and (b) shall not provide for double counting of items included within such term.

                 (vi) The words "include", "includes" and "including" are not limiting.

                 (vii) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in New York, have the meanings assigned to them therein.

                 (viii) Reference to a particular "Section" refers to that Section of this Agreement unless otherwise indicated.

                 (ix) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular Section or subdivision of this Agreement.

                 (x) Any provision granting any right to the Borrower or any Guarantor during the continuance of (a) an Event of Default shall not modify, limit, waive or estopp the rights of the Lenders during the continuance of such Event of Default, including the rights of the Lenders to accelerate the Loans under Section 12.1 and the rights of the Lenders under Sections 12.2 or 12.3, or (b) a Default, shall not extend the time for curing same or modify any otherwise applicable notice regarding same.

                 (xi) As applied to Real Estate, the word "owns" includes the ownership of the fee interest in such Real Estate or the tenant's interest in a ground lease of such Real Estate.

         Section 2.   THE REVOLVING CREDIT FACILITY.

         Section 2.1. COMMITMENT TO LEND. Subject to the provisions of
Section 2.5 and the other terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from each Lender from time to time from the Closing Date up to but not including the Maturity Date upon notice by the Borrower to the

Administrative Agent given in accordance with Section 2.5 hereof, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment minus such Lender's Commitment Percentage of the Maximum Drawing Amount; PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) and the Competitive Bid Loans PLUS the Maximum Drawing Amount shall not at any time exceed the Total Commitment in effect at such time.

         The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to Section 2.5 hereof shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 10 have been satisfied as of the Closing Date and that the conditions set forth in Section 11 have been satisfied on the date of such request and will be satisfied on the proposed Drawdown Date of the requested Revolving Credit Loan, PROVIDED that the making of such representation and warranty by the Borrower shall not limit the right of any Lender not to lend if such conditions have not been met. No Revolving Credit Loan shall be required to be made by any Lender unless all of the conditions contained in Section 10 have been satisfied as of the Closing Date and all of the conditions set forth in Section 11 have been met at the time of any request for a Revolving Credit Loan. Notwithstanding the foregoing, the Borrower shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrower's failure to comply with the provisions of Section 7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default.

         Section 2.2. INCREASE OF TOTAL COMMITMENT. Unless a Default or an
Event of Default has occurred and is continuing, the Borrower, by written notice to the Administrative Agent, may request on up to four (4) occasions during the term of this Agreement that the Total Commitment be increased by an amount not less than $25,000,000 per request and not more than $200,000,000 in the aggregate (such that the Total Commitment after such increase shall never exceed $1,000,000,000); PROVIDED that for any such request (a) the Borrower shall not have requested the one-year extension of the Maturity Date pursuant to the definition thereof, (b) any Lender which is a party to this Agreement prior to such request for increase, at its sole discretion, may elect to increase its Commitment but shall not have any obligation to so increase its Commitment, and
(c) in the event that each Lender does not elect to increase its Commitment, the Arrangers shall use commercially reasonable efforts to locate additional lenders willing to hold commitments for the requested increase, and the Borrower may also identify additional lenders willing to hold commitments for the requested increase, PROVIDED that the Administrative Agent shall have the right to approve any such additional lender, which approval will not be unreasonably withheld or delayed. In the event that lenders commit to any such increase, the Total Commitment and the Commitments of the committed
Lenders shall be increased, the Commitment Percentages of the Lenders shall be adjusted, new Notes shall be issued, the Borrower shall make such borrowings and repayments as shall be necessary to effect the reallocation of the Commitments, and other changes shall be made to the Loan Documents as may be necessary to reflect the aggregate amount, if any, by which Lenders have agreed to increase their respective Commitments or make new Commitments in response to the Borrower's request for an increase in the Total Commitment pursuant to this Section 2.2, in each case without the consent of the Lenders other than those Lenders increasing their Commitments. The fees payable by the Borrower upon any such increase in the Total Commitment shall be agreed upon by the Arrangers and the Borrower at the time of such increase.

         Notwithstanding the foregoing, nothing in this Section 2.2 shall constitute or be deemed to constitute an agreement by any Lender to increase its Commitment hereunder.

         Section 2.3. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. Return and cancellation of the "Notes" under the Original Agreement and issuance of initial Revolving Credit Notes under this Agreement shall be governed by Section 27 hereof. A Revolving Credit Note shall be payable to the order of each Lender in an aggregate principal amount equal to such Lender's Commitment. The Borrower irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Notes, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. The Administrative Agent hereby agrees to provide the Borrower with a statement concerning the outstanding amount of the Revolving Credit Loans, in reasonable detail, on a monthly basis. Although each Revolving Credit Note shall be dated the Closing Date, interest in respect thereof shall be payable only for the periods during which the Revolving Credit Loans evidenced thereby to the Borrower are outstanding, and although the stated amount of such Revolving Credit Notes shall be equal to the Total Commitment as of the date hereof, such Revolving Credit Notes shall be enforceable, with respect to obligations of the Borrower to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Revolving Credit Loans to them as of any date of determination.

         Section 2.4. INTEREST ON REVOLVING CREDIT LOANS; FEES.

                  (a) INTEREST ON ALTERNATE BASE RATE LOANS. Except as otherwise provided in Section 4.9, each Alternate Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with Section 2.9) at a rate equal to the Alternate Base Rate PLUS the Applicable Margin for Alternate Base Rate Loans, if any.

                  (b) INTEREST ON REVOLVING CREDIT LIBOR RATE LOANS. Except as otherwise provided in Section 4.9, each Revolving Credit LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with Section 2.9) at a rate equal to the LIBOR Rate determined for such Interest Period PLUS the Applicable Margin for Revolving Credit LIBOR Rate Loans.

                  (c) INTEREST PAYMENTS. The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

                  (d) ADVISORY AND STRUCTURING FEE. The Borrower agrees to pay to the Administrative Agent, the Syndication Agent and the Arrangers that certain fee (the "ADVISORY AND STRUCTURING FEE") as set forth in that certain letter agreement dated as of April 25, 2000 between the Borrower, the Administrative Agent, the Syndication Agent and the Arrangers (the "FEE LETTER").

         (e) UPFRONT FEE. The Borrower agrees to pay to the Administrative Agent on the Closing Date for the accounts of the Lenders in accordance with their respective Commitment Percentages, a fee (the "UPFRONT FEE") as set forth in the Fee Letter.

         (f) FACILITY FEE. The Borrower agrees to pay to the Administrative Agent, for the account of the Lenders based on their respective Commitment Percentages, a fee (the "FACILITY FEE") which is a percentage per annum of the Total Commitment and which varies based on the Borrower's debt ratings as set forth in the following table:

             S&P RATING              MOODY'S RATING             THIRD RATING         FACILITY FEE PERCENTAGE
             ----------              --------------             ------------         -----------------------
       No rating or less than      No rating or less       No rating or less than             0.30%
                BBB-                   than Baa3            BBB-/Baa3 equivalent

                BBB-                      Baa3              BBB-/Baa3 equivalent              0.20%

                BBB                       Baa2              BBB/Baa2 equivalent               0.20%

                BBB+                      Baa1              BBB+/Baa1 equivalent              0.175%

            A- or higher              A3 or higher            A-/A3 equivalent                0.15%
                                                                 or higher

         Such fee shall be payable quarterly, in arrears, on the fifteenth
(15th) day of each January, April, July, and October, or, if all of the Commitments are terminated pursuant to the terms hereof, such fee shall be prorated to such termination date from the last date of payment thereof.

         (g) ADMINISTRATIVE FEE. The Borrower shall pay to the Administrative Agent a fee (the "ADMINISTRATIVE FEE") as set forth in the Fee Letter.

         Section 2.5. REQUESTS FOR REVOLVING CREDIT LOANS.

         The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan:

                  (i) The Borrower shall submit a Completed Revolving Credit Loan Request to the Administrative Agent as provided in this Section
         2.5. Except as otherwise provided herein, each Completed Revolving Credit Loan Request shall be in a minimum amount of $2,000,000 or an integral multiple of $500,000 in excess thereof. Each Completed Revolving Credit Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans requested from the Lenders on the proposed Drawdown Date, unless such Completed Revolving Credit Loan Request is withdrawn (x) in the case of a request for a Revolving Credit LIBOR Rate Loan, at least three (3) Business Days prior to the proposed Drawdown Date for such Revolving Credit Loan, and (y) in the case of a request for a Alternate Base Rate Loan, at least one (1) Business Day prior to the proposed Drawdown Date for such Revolving Credit Loan.

                  (ii) Each Completed Revolving Credit Loan Request may be delivered by the Borrower to the Administrative Agent by 12:00 p.m. noon

                                       -33-
         (New York City time) on any Business Day, and at least one (1) Business Day prior to the proposed Drawdown Date of any Alternate Base Rate Loan, and at least three (3) Business Days prior to the proposed Drawdown Date of any Revolving Credit LIBOR Rate Loan.

                  (iii) Each Completed Revolving Credit Loan Request shall include a completed writing in the form of EXHIBIT C hereto specifying:
         (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested.

                  (iv) No Lender shall be obligated to fund any Revolving Credit Loan unless:

                        (a) a Completed Revolving Credit Loan Request has
                  been timely received by the Administrative Agent as provided in subSection (i) above; and

                        (b) both before and after giving effect to the
                  Revolving Credit Loan to be made pursuant to the Completed Revolving Credit Loan Request, all of the conditions contained in Section 10 shall have been satisfied as of the Closing Date and all of the conditions set forth in Section 11 shall have been met, including, without limitation, the condition under
                  Section 11.1 that there be no Default or Event of Default under this Agreement (PROVIDED that notwithstanding the foregoing, the Borrower shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrower's failure to comply with the provisions of Section 7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default); and

                           (c) the Administrative Agent shall have received a
                  certificate in the form of EXHIBIT D hereto signed by the chief financial officer or treasurer or vice president of finance or other thereon designated officer of the Borrower setting forth computations evidencing compliance with the covenants contained in Sections 9.1 and 9.6 on a PRO FORMA basis after giving effect to such requested Revolving Credit Loan (including, to the extent necessary to evidence compliance thereunder, the estimated results for all Real Estate to be acquired with the proceeds of such requested Revolving Credit Loan), and, certifying that, both before and after giving effect to such requested Revolving Credit Loan, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document (other than a Default or Event of Default arising solely from the Borrower's failure to comply with
                  Section 7.22 as permitted in the proviso at the end of clause
                  (b) above), and that after taking into account such requested Revolving Credit Loan, no Default or Event of Default will exist as of the Drawdown Date or thereafter.

                  (v) The Administrative Agent will cause the Completed Revolving Credit Loan Request (and the Certificate in the form of EXHIBIT D) to be delivered to each Lender in accordance with Section
         14.12 and in any event on the same day that a Completed Revolving Credit Loan Request is received by the Administrative Agent (in the case of an Alternate Base Rate Loan) and on the same day or the Business Day following the day a Completed Revolving Credit Loan Request is received by the Administrative Agent (in the case of a Revolving Credit LIBOR Rate Loan).

         Section 2.6.       CONVERSION OPTIONS.

                  (a) The Borrower may elect from time to time by delivering a Conversion Request in the form of EXHIBIT L to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (i) with respect to any such conversion of a Revolving Credit LIBOR Rate Loan to a Alternate Base Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (ii) with respect to any such conversion of a Alternate Base Rate Loan to a Revolving Credit LIBOR Rate Loan, the Borrower shall give the Administrative Agent at least three (3) LIBOR Business Days prior written notice of such election; (iii) with respect to any such conversion of a Revolving Credit LIBOR Rate Loan into a Alternate Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto unless the Borrower pays the related LIBOR Breakage Costs at the time of such conversion and (iv) no Revolving Credit Loan may be converted into a Revolving Credit LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of $2,000,000 or a integral multiple of $500,000 in excess thereof. Each Conversion Request relating to the conversion of a Alternate Base Rate Loan to a Revolving Credit LIBOR Rate Loan shall be irrevocable by the Borrower.

                  (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Alternate Base Rate Loans, automatically and (ii) in the case of

Revolving Credit LIBOR Rate Loans by compliance by the Borrower with the notice provisions contained in Section 2.6(a) or (c); PROVIDED that no Revolving Credit LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Alternate Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.6(b) is scheduled to occur.

                  (c) In the event that the Borrower does not notify the Administrative Agent of its election hereunder with respect to the continuation of any Revolving Credit LIBOR Rate Loan as such, the affected Revolving Credit LIBOR Rate Loan shall automatically be continued as a Revolving Credit LIBOR Rate Loan with an Interest Period of one (1) month at the end of the applicable Interest Period other than during the continuance of a Default or Event of Default, in which case it will be continued as a Alternate Base Rate Loan at the end of the applicable Interest Period. In such event, the Borrower shall be deemed to have requested a Revolving Credit LIBOR Rate Loan hereunder and shall be subject to all provisions of this Agreement relating to LIBOR Rate Loans, including, without limitation, those set forth in Sections 4.5, 4.6, and 4.8 hereof.

                  (d) The Borrower may not request or elect a Revolving Credit LIBOR Rate Loan pursuant to Section 2.5, elect to convert a Alternate Base Rate Loan to a Revolving Credit LIBOR Rate Loan pursuant to Section 2.6(a), elect to continue a Revolving Credit LIBOR Rate Loan pursuant to Section 2.6(b) or have continued a Revolving Credit LIBOR Rate Loan pursuant to Section 2.6(c) if, after giving effect thereto, there would be greater than twenty (20) Revolving Credit LIBOR Rate Loans then outstanding. Any Loan Request for a Revolving Credit LIBOR Rate Loan that would create greater than twenty (20) Revolving Credit LIBOR Rate Loans outstanding shall be deemed to be a Loan Request for a Alternate Base Rate Loan.

         Section 2.7.       FUNDS FOR REVOLVING CREDIT LOANS.

                  (a) Subject to the other provisions of this Section 2, not later than 12:00 p.m. (New York City time) on the proposed Drawdown Date of any Revolving Credit Loan, each of the Lenders will make available to the Administrative Agent, at the Administrative Agent's Head Office, in immediately available funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loan; PROVIDED that each Lender shall provide notice to the Administrative Agent of its intent not to make available its Commitment Percentage of any requested Revolving Credit Loan as soon as possible after receipt of any Completed Revolving Credit Loan

Request, and in any event not later than 4:00 p.m. (New York City time) on
(x) the Business Day prior to the Drawdown Date of any requested Alternate Base Rate Loan and (y) the third Business Day prior to the Drawdown Date of any requested Revolving Credit LIBOR Rate Loan. Upon receipt from each Lender of such amount, the Administrative Agent will make available to the Borrower, in the Borrower's account with the Administrative Agent or as otherwise directed to the Administrative Agent by the Borrower, the aggregate amount of such Revolving Credit Loan made available to the Administrative Agent by the Lenders; all such funds received by the Administrative Agent by 12:00 p.m. (New York City time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day. Funds received after such time will be made available by not later than 12:00 p.m. on the next Business Day. The Administrative Agent hereby agrees to promptly provide the Borrower with a statement confirming the particulars of each Revolving Credit LIBOR Rate Loan, in reasonable detail, when each such Loan is made. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Administrative Agent (in its capacity as Administrative Agent) have any obligation to make any funding or shall any Lender be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.

                  (b) The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause
(iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, MULTIPLIED BY (ii) the amount of such Lender's Commitment Percentage of such Revolving Credit Loan, MULTIPLIED BY (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

         Section 2.8. REPAYMENT OF THE REVOLVING CREDIT LOANS AT MATURITY. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Commitment Fee or Facility Fee accrued through such date, and any and all other unpaid amounts due under this Agreement, the Revolving Credit Notes or any other of the Loan Documents.

         Section 2.9. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; PROVIDED that the outstanding amount of any Revolving Credit LIBOR Rate Loans may not be prepaid unless the Borrower pays any LIBOR Breakage Costs for each Revolving Credit LIBOR Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Administrative Agent, no later than 11:00 a.m., New York City time, at least one (1) Business Day's prior written notice of any prepayment pursuant to this Section 2.9 of any Alternate Base Rate Loans, and at least three (3) LIBOR Business Days' notice of any proposed prepayment pursuant to this Section 2.9 of Revolving Credit LIBOR Rate Loans, specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment shall be in an amount of $2,000,000 or integral multiple of $500,000 in excess thereof or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Alternate Base Rate Loans and then to the principal of Revolving Credit LIBOR Rate Loans, at the Administrative Agent's option.

         Section 2.10. REDUCTION OF TOTAL COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $10,000,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Total Commitment, whereupon the Commitments of the Lenders shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this
Section 2.10, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Facility Fee then accrued on the amount of the reduction. No reduction of the Commitments may be reinstated.

         Section 2A.  COMPETITIVE BID LOANS.

         Section 2A.1. THE COMPETITIVE BID OPTIONS. In addition to the Revolving Credit Loans made pursuant to Section 2 hereof, and provided that at the time of such request no Default or Event of Default has occurred and is continuing and MCRLP maintains an Investment Grade Credit Rating from two nationally-recognized rating agencies reasonably acceptable to the Administrative Agent (one of which must be Moody's or S&P so long as such Persons are in the business of providing debt ratings for the REIT industry), the Borrower may from time to time request Competitive Bid Loans pursuant to the terms of this Section 2A. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this
Section 2A. Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed the lesser of (a) the Total Commitment minus the sum of (i) the aggregate outstanding principal amount of Revolving Credit Loans, plus (ii) the Maximum Drawing Amount of Letters of Credit outstanding at such time, or (b) $350,000,000.

         Section 2A.2.  COMPETITIVE BID LOAN ACCOUNTS: COMPETITIVE BID NOTES.

                  (a) The obligation of the Borrower to repay the outstanding principal amount of any and all Competitive Bid Loans, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate (as the case may be) accrued thereon, shall be evidenced by this Credit Agreement and by individual loan accounts (the "COMPETITIVE BID LOAN ACCOUNTS" and individually, a "COMPETITIVE BID LOAN ACCOUNT") maintained by the Administrative Agent on its books for each of the Lenders, it being the intention of the parties hereto that, except as provided for in paragraph (b) of this Section 2A.2, the Borrower's obligations with respect to Competitive Bid Loans are to be evidenced only as stated herein and not by separate promissory notes and shall hereby constitute an absolute promise to pay when due, without notice, demand, presentment or setoff.

                  (b) Any Lender may at any time, and from time to time, request that any Competitive Bid Loans outstanding to such Lender be evidenced by a promissory note of the Borrower in substantially the form of EXHIBIT G hereto (each, a "COMPETITIVE BID NOTE"), dated as of the Closing Date and completed with appropriate insertions. One Competitive Bid Note shall be payable to the order of each Lender in an amount equal to the principal amount of the Competitive Bid Loan made by such Lender to the Borrower, and representing the obligation of the Borrower to pay such Lender such principal amount or, if less, the outstanding principal amount of any and all Competitive Bid Loans made by such Lender, plus interest at the applicable Competitive Bid Rate or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate accrued thereon, as set forth herein. Upon execution and delivery by the Borrower of a Competitive Bid Note, the Borrower's obligation to repay any and all Competitive Bid Loans made to them by such Lender and all interest thereon shall thereafter be evidenced by such Competitive Bid Note.

                  (c) The Borrower irrevocably authorizes (i) each Lender to make or cause to be made, in connection with a Drawdown Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on such Lender's Competitive Bid Note in the case of a Competitive Bid Note, and (ii) the Administrative Agent to make or cause to be made, in connection with a Drawdown Date of any Competitive Bid Loan or at the time of receipt of any payment of principal on such Lender's Competitive Bid Loan Account in the case of a Competitive Bid Loan Account, an appropriate notation on such Lender's records or on the schedule attached to such Lender's Competitive Bid Note or a continuation of such schedule attached thereto, or the Administrative Agent's records, as applicable, reflecting the making of the Competitive Bid Loan or the receipt of such payment (as the case may be) and may, prior to any transfer of a Competitive Bid Note, endorse on the reverse side thereof the outstanding principal amount of Competitive Bid Loans evidenced thereby. The outstanding amount of the Competitive Bid Loans set forth on such Lender's record or the Administrative Agent's records, as applicable, shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount shall not limit or otherwise affect the obligations of the Borrower hereunder to make payments of principal of or interest on any Competitive Bid Loan when due.

         Section 2A.3. COMPETITIVE BID QUOTE REQUEST; INVITATION FOR COMPETITIVE BID QUOTES.

                  (a) When the Borrower wishes to request offers to make Competitive Bid Loans under this Section 2A, it shall transmit to the Administrative Agent by telex or facsimile a Competitive Bid Quote Request substantially in the form of EXHIBIT H hereto (a "COMPETITIVE BID QUOTE REQUEST") so as to be received no later than 11:00 a.m. (New York City time) (i) four (4) Business Days prior to the requested Drawdown Date in the case of a Competitive Bid Loan bearing interest calculated by reference to the LIBOR Rate (a "LIBOR COMPETITIVE BID LOAN") or (ii) one (1) Business Day prior to the requested Drawdown Date in the case of an Competitive Bid Loan bearing interest calculated by reference to a fixed rate of interest (an "ABSOLUTE COMPETITIVE BID LOAN"), specifying:

                      (A) the requested Drawdown Date (which must be a Business Day);

                      (B) the aggregate amount of such Competitive Bid Loans, which shall be $5,000,000 or larger multiple of $1,000,000;

                      (C) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; and

                      (D) whether the Competitive Bid Quotes requested are for LIBOR Competitive Bid Loans or Absolute Competitive Bid Loans.

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No new Competitive Bid Quote Request shall be given until the Borrower has notified the Administrative Agent of its acceptance or non-acceptance of the Competitive Bid Quotes relating to any outstanding Competitive Bid Quote Request.

                  (b) Promptly upon receipt of a Competitive Bid Quote Request, the Administrative Agent shall send to the Lenders by telecopy or facsimile transmission an Invitation for Competitive Bid Quotes substantially in the form of EXHIBIT I hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes in accordance with this Section 2A.

         Section 2A.4. ALTERNATIVE MANNER OF PROCEDURE. If, after receipt by the Administrative Agent and each of the Lenders of a Competitive Bid Quote Request from the Borrower in accordance with Section 2A.3, the Administrative Agent or any Lender shall be unable to complete any procedure of the auction process described in Section s2A.5 through 2A.6 (inclusive) due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

         Section 2A.5.  SUBMISSION AND CONTENTS OF COMPETITIVE BID QUOTES.

                        (a) Each Lender may, but shall be under no obligation to, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Competitive Bid Quote Request. Each Competitive Bid Quote must comply with the requirements of this Section 2A.5 and must be submitted to the Administrative Agent by telex or facsimile transmission at its offices as specified in or pursuant to Section 19 not later than (i) 10:00 a.m. (New York City time) on the third LIBOR Business
Day prior to the proposed Drawdown Date, in the case of a LIBOR Competitive Bid Loan or (ii) 10:00 a.m. (New York City time) on the proposed Drawdown Date, in the case of an Absolute Competitive Bid Loan, provided that Competitive Bid Quotes may be submitted by the Administrative Agent in its capacity as a Lender only if it submits its Competitive Bid Quote to the Borrower not later than (x) one hour prior to the deadline for the other Lenders, in the case of a LIBOR Competitive Bid Loan or (y) 15 minutes prior to the deadline for the other Lenders, in the case of an Absolute Competitive Bid Loan. Subject to the provisions of Sections 10 and 11 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                        (b) Each Competitive Bid Quote shall be in substantially the form of EXHIBIT J hereto and shall in any case specify:

                           (i)  the proposed Drawdown Date;

                           (ii)  the principal amount of the Competitive Bid
Loan for which each proposal is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Lender, (x) must be $1,000,000 or a larger multiple of $500,000, (y) may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested and
(z) may be subject to an aggregate limitation as to the principal amount of Competitive Bid Loans for which offers being made by such quoting Lender may be accepted;

                           (iii)  the Interest Periods for which Competitive
Bid Quotes are being submitted;

                           (iv)  in the case of a LIBOR Competitive Bid Loan,
the margin above or below the applicable LIBOR Rate (the "COMPETITIVE BID MARGIN") offered for each such Competitive Bid Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such LIBOR Rate;

                           (v)  in the case of an Absolute Competitive Bid
Loan, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the

"COMPETITIVE BID RATE") offered for each such Absolute Competitive Bid Loan;
and

                           (vi)  the identity of the quoting Lender.

A Competitive Bid Quote may include up to five (5) separate offers by the quoting Lender with respect to each Interest Period specified in the related Invitation for Competitive Bid Quotes.

                  (c) Any Competitive Bid Quote shall be disregarded if it:

                           (i)  is not substantially in the form of EXHIBIT J
hereto;

                           (ii)  contains qualifying, conditional or similar
language;

                           (iii)  proposes terms other than or in addition to
those set forth in the applicable Invitation for Competitive Bid Quotes; or

                           (iv)  arrives after the time set forth in
Section 2A.5(a) hereof.

         Section 2A.6. NOTICE TO BORROWER. The Administrative Agent shall promptly notify the Borrower of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2A.5 and (b) of any Competitive Bid Quote that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote and was received by the Administrative Agent within the time period required in Section 2A.5(a) for receipt of Competitive Bid Quotes. The Administrative Agent's notice to the Borrower shall specify
(i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request, (ii) the respective principal amounts and Competitive Bid Margins or Competitive Bid Rates, as the case may be, so offered, and the identity of the respective Lenders submitting such offers, and (iii) if applicable, limitations on the aggregate principal amount of Competitive Bid Loans for which offers in any single Competitive Bid Quote may be accepted.

         Section 2A.7. ACCEPTANCE AND NOTICE BY BORROWER AND ADMINISTRATIVE AGENT. Not later than 11:00 a.m. (New York City time) on (a) the third Business Day prior to the proposed Drawdown Date, in the case of a LIBOR Competitive Bid Loan or (b) the proposed Drawdown Date, in the case of an Absolute Competitive Bid Loan, the Borrower shall notify the Administrative Agent of its acceptance or non-acceptance of each Competitive Bid Quote in substantially the form of EXHIBIT K hereto. The Borrower may accept any Competitive Bid Quote in whole or in part; provided that:

                           (i)  the aggregate principal amount of each
Competitive Bid Loan may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                           (ii)  acceptance of offers may only be made on the
basis of ascending Competitive Bid Margins or Competitive Bid Rates, as the case may be, and

                           (iii)  the Borrower may not accept any offer that
is described in subSection 2A.5(c) or that otherwise fails to comply with the requirements of this Agreement.

The Administrative Agent shall promptly notify each Lender which submitted a Competitive Bid Quote of the Borrower's acceptance or non-acceptance thereof. At the request of any Lender which submitted a Competitive Bid Quote and with the consent of the Borrower, the Administrative Agent will promptly notify all Lenders which submitted Competitive Bid Quotes of (a) the aggregate principal amount of, and (b) the range of Competitive Bid Rates or Competitive Bid Margins of, the accepted Competitive Bid Loans for each requested Interest Period.

         Section 2A.8. ALLOCATION BY ADMINISTRATIVE AGENT. If offers are made by two (2) or more Lenders with the same Competitive Bid Margin or Competitive Bid Rate, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not less than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error.

         Section 2A.9. FUNDING OF COMPETITIVE BID LOANS. If, on or prior to the Drawdown Date of any Competitive Bid Loan, the Total Commitment has not terminated in full and if, on such Drawdown Date, the applicable conditions of Section s10 and 11 hereof are satisfied, and the Administrative Agent shall have received a certificate in the form of EXHIBIT D hereto, the Lender or Lenders whose offers the Borrower has accepted will fund each Competitive Bid Loan so accepted. Notwithstanding the foregoing, the Borrower shall be able to borrow under this Agreement during the occurrence of a Default or an Event of Default arising solely from the Borrower's failure to comply with the provisions of Section 7.22 if such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default. Such Lender or Lenders will make such Competitive Bid Loans by crediting the Administrative Agent for further credit to the Borrower's specified account with the Administrative Agent, in immediately available funds not later than 1:00 p.m. (New York City time) on such Drawdown Date.

         Section 2A.10. FUNDING LOSSES. If, after acceptance of any Competitive Bid Quote pursuant to Section 2A, the Borrower (a) fails to borrow any Competitive Bid Loan so accepted on the date specified therefor, or (b) repays the outstanding amount of the Competitive Bid Loan on or prior to the last day of the Interest Period relating thereto, the Borrower shall indemnify the Lender making such Competitive Bid Quote or funding such Competitive Bid Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such unborrowed Loans, including, without limitation compensation as provided in Section 4.8.

         Section 2A.11. REPAYMENT OF COMPETITIVE BID LOANS; INTEREST. The principal of each Competitive Bid Loan shall become absolutely due and payable by the Borrower on the last day of the Interest Period relating thereto, and the Borrower hereby absolutely and unconditionally promises to pay to the Administrative Agent for the account of the relevant Lenders at or before 1:00 p.m. (New York City time) on the last day of the Interest Periods relating thereto the principal amount of all such Competitive Bid Loans, plus interest thereon at the applicable Competitive Bid Rates or the sum of the Competitive Bid Margin plus the applicable LIBOR Rate (as the case may be). The Competitive Bid Loans shall bear interest at the rate per annum specified in the applicable Competitive Bid Quotes. Interest on the Competitive Bid Loans shall be payable (a) on the last day of the applicable Interest Periods, and if any such Interest Period is longer than three months, also on the last day of the third month following the commencement of such Interest Period, and (b) on the Maturity Date for all Loans. Subject to the terms of this Credit Agreement, the Borrower may make Competitive Bid Quote Requests with respect to new borrowings of any amounts so repaid prior to the Maturity Date. The provisions of Section 2.6 shall not apply to Competitive Bid Loans.

         Section 2A.12. OPTIONAL REPAYMENT OF COMPETITIVE BID LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of any of the Competitive Bid Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Competitive Bid Loan pursuant to this
Section 2A.12 may be made only on the last day of the Interest Period relating thereto, or, if made prior to such date, shall be made subject to the provisions of Section 2A.10 hereof. The Borrower shall give the Administrative Agent no less than three (3) Business Days notice of any proposed prepayment pursuant to this Section 2A.12, specifying the proposed date of prepayment of the Competitive Bid Loan and the principal amount to be prepaid. Each such partial prepayment of any Competitive Bid Loan shall be in an integral multiple of $500,000, and shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment.

         Section 3.   LETTERS OF CREDIT.

         Section 3.1. LETTER OF CREDIT COMMITMENTS.

                  Section 3.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Fronting Bank's customary form as part of a Completed Revolving Credit Loan Request (a "LETTER OF CREDIT APPLICATION"), the Fronting Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in Section 3.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "LETTER OF CREDIT"), in such form as may be requested from time to time by the Borrower and reasonably agreed to by the Fronting Bank; PROVIDED, HOWEVER, that, after giving effect to such Completed Revolving Credit Loan Request, (a) the Maximum Drawing Amount shall not exceed $100,000,000 at any one time, (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit and (ii) the amount of all Revolving Credit Loans and Competitive Bid Loans outstanding shall not exceed the Total Commitment in effect at such time, and (c) the total number of Letters of Credit outstanding shall not exceed twenty-five (25).

                  Section 3.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Administrative Agent and the Fronting Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement (including provisions applicable to a Completed Revolving Credit Loan Request), then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

                  Section 3.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the earlier of
(x) one year from the date of issuance or (y) the date which is thirty (30) days prior to the Maturity

Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                  Section 3.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Fronting Bank on demand pursuant to Section 3.3 for the amount of each draft paid by the Fronting Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to
Section 3.2 (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender).

         Section 3.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, the Borrower hereby agrees, except as contemplated in Section 3.3 below, to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,

                  (a) except as otherwise expressly provided in Section 3.2(b) or Section 3.3, on each date that any draft presented under such Letter of Credit is honored in accordance with its terms by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto in accordance with applicable law, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to Section 4.5 hereof under, or with respect to, such Letter of Credit, and

                  (b) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 12, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent as cash collateral for the benefit of the Fronting Bank, the Lenders and the Administrative Agent for all Reimbursement Obligations.

         Each such payment shall be made to the Administrative Agent at the Administrative Agent's Head Office in immediately available funds. Interest on any and all amounts not converted to a Revolving Credit Loan pursuant to
Section 3.3 and remaining unpaid by the Borrower under this Section 3.2 at any time from the date such amounts become due and payable (whether as stated in this Section 3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent for the benefit of the Lenders on demand at the rate specified in
Section 4.9 for overdue principal on the Revolving Credit Loans.

         Section 3.3. LETTER OF CREDIT PAYMENTS; FUNDING OF A LOAN. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank shall notify the Borrower and the Lenders of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment, and, except as provided in this Section 3.3, the Borrower shall reimburse Administrative Agent, as set forth in Section 3.2 above. Notwithstanding anything contained in Section 3.2 above or this Section 3.3 to the contrary, however, unless the Borrower shall have notified the Administrative Agent and the Fronting Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that the Borrower intends to reimburse the Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, the Borrower shall be deemed to have timely given a Completed Revolving Credit Loan Request pursuant to Section 2.5 to the Administrative Agent, requesting a Alternate Base Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrower may thereafter convert any such Alternate Base Rate Loan to a Revolving Credit Loan of another Type in accordance with Section 2.6. Each Lender shall, in accordance with Section 2.7, make available such Lender's Commitment Percentage of such Revolving Credit Loan to the Administrative Agent, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Fronting Bank for the amount of such draw. In the event that any Lender fails to make available to the Administrative Agent the amount of such Lender's Commitment Percentage of such Revolving Credit Loan on the date of the drawing, the Administrative Agent shall be entitled to recover such amount on demand from such Lender plus any additional amounts payable under Section 2.7(b) in the event of a late funding by a Lender. The Fronting Bank is irrevocably authorized by the Borrower and each of the Lenders to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit. The responsibility of the Fronting Bank to the Borrower and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         Section 3.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Administrative Agent, the Fronting Bank, any Lender or any beneficiary of a Letter of Credit. The Borrower further agrees with the Administrative Agent, the Fronting Bank and the Lenders that the Administrative Agent, the Fronting Bank and the Lenders shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon (so long as the documents delivered under each Letter of Credit in connection with such presentment shall be in the form required by, and in conformity in all material respects with, such Letter of Credit), even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any of the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred, or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. If done in good faith and absent gross negligence, the Administrative Agent, the Fronting Bank and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Administrative Agent, the Fronting Bank or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence, shall be binding upon the Borrower and shall not result in any liability on the part of the Administrative Agent, the Fronting Bank or any Lender to the Borrower.

         Section 3.5. RELIANCE BY ISSUER. To the extent not inconsistent with
Section 3.4, the Administrative Agent and the Fronting Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent or the Fronting Bank. The Administrative Agent and the Fronting Bank shall in all cases be fully protected by the Lenders in acting, or in refraining from acting, under this Section 3 in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Notes or of a Letter of Credit Participation.

         Section 3.6. LETTER OF CREDIT FEE. The Borrower shall pay to the Administrative Agent a fee (in each case, a "LETTER OF CREDIT FEE") in an amount equal to the Applicable L/C Percentage of the face amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the accounts of the Lenders as follows: (i) an amount equal to 0.125% per annum of the face amount of the Letter of Credit shall be for the account of the Fronting Bank and (ii) the remainder of the Letter of Credit Fee shall be for the accounts of the Lenders (including the Fronting Bank) pro rata in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the Borrower shall also pay to the Fronting Bank for the Fronting Bank's own account, at such other time or times as such charges are customarily made by the Fronting Bank, the Fronting Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

         Section 3.7. EXISTING LETTERS OF CREDIT. Those Letters of Credit issued to the Borrower by Chase under the Original Agreement prior to its being amended and restated by this Agreement, which Letters of Credit are identified on SCHEDULE 3.7 hereto (the "EXISTING LETTERS OF CREDIT") shall for all purposes be deemed to be Letters of Credit issued under this Agreement.

         Section 4.   CERTAIN GENERAL PROVISIONS.

         Section 4.1. FUNDS FOR PAYMENTS.

                  (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Lenders or (as the case may be) the Administrative Agent, at the Administrative Agent's Head Office, in each case in Dollars and in immediately available funds.

                  (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower shall pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders to receive the same net amount which the Lenders would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

         Section 4.2. COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Note Records from time to time shall constitute PRIMA FACIE evidence of the principal amount thereof.

         Section 4.3. INABILITY TO DETERMINE LIBOR RATE. In the event, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Administrative Agent shall reasonably determine that adequate and reasonable methods do not exist for ascertaining the LIBOR Rate that would otherwise determine the rate of interest to be applicable to any LIBOR Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Lenders. In such event (a) any Loan Request or Competitive Bid Request with respect to LIBOR Rate Loans shall be automatically withdrawn and shall be deemed a request for Alternate Base Rate Loans (in the case of Revolving Credit Loans) or Absolute Competitive Bid Loans (in the case of Competitive Bid Loans), (b) each Revolving Credit LIBOR Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Alternate Base Rate Loan, and (c) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Administrative Agent reasonably determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrower and the Lenders.

         Section 4.4. ILLEGALITY. Subject to Sections 4.11 and 4.12 hereof, but notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower and the other Lenders and thereupon (a) the commitment of such Lender to make LIBOR Rate Loans or convert Alternate Base Rate Loans to LIBOR Rate Loans shall forthwith be suspended and (b) such Lender's Commitment Percentage of Revolving Credit LIBOR Rate Loans then outstanding shall be converted automatically to Alternate Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Lender to make or maintain LIBOR Rate Loans. Subject to Sections 4.11 and 4.12 hereof, the Borrower hereby agrees to promptly pay the Administrative Agent for the account of such Lender, upon demand, any additional amounts necessary to compensate such Lender for any costs incurred by such Lender in making any conversion required by this Section 4.4 prior to the last day of an Interest Period with respect to a LIBOR Rate Loan, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder.

         Section 4.5. ADDITIONAL COSTS, ETC. Subject to Sections 4.11 and
4.12 hereof, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Lender or the Administrative Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to the Administrative Agent or any Lender under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

                  (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part;

and the result of any of the foregoing is


                           (i) to increase the cost to any Lender of making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest,
                  Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Lender or the Administrative
                  Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrower hereunder, then; and in each such case arising or occurring in the immediately preceding 365 days from such demand, the Borrower will, within thirty (30) days after demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, within the shorter of such maximum allowable period as permitted by law or such Lender's internal policies (but no longer than one year or the occurrence of the Maturity Date, if sooner) pay to such Lender such additional amounts as such Lender shall determine in good faith to be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum, PROVIDED that such Lender is generally imposing similar charges on its other similarly situated borrowers.

         Section 4.6. CAPITAL ADEQUACY. Subject to Sections 4.11 and 4.12 hereof, if after the date hereof any Lender or the Administrative Agent determines in good faith that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Administrative Agent or any Person controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such Person regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative

Agent's Commitment with respect to any Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Alternate Base Rate, the Borrower agrees to pay such Lender or (as the case may be) the Administrative Agent the amount of such reduction in the return on capital as and when such reduction is determined, within thirty (30) days after presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with Section 4.7 hereof which certificate shall be presented within the shorter of such maximum allowable period as permitted by law or such Lender's internal policies (but no longer than one year or the occurrence of the Maturity Date, if sooner). Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

         Section 4.7. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrower shall be PRIMA FACIE evidence that such amounts are due and owing.

         Section 4.8. INDEMNITY. In addition to the other provisions of this Agreement regarding such matters, the Borrower agrees to indemnify the Administrative Agent and each Lender and to hold the Administrative Agent and each Lender harmless from and against any loss, cost or expense (including LIBOR Breakage Costs, but excluding any loss of Applicable Margin on the relevant Loans) that the Administrative Agent or such Lender may sustain or incur as a consequence of (a) the failure by the Borrower to pay any principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Administrative Agent or such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given or is deemed pursuant to Section 2.6(c) to have given a Completed Revolving Credit Loan Request or Competitive Bid Request for a LIBOR Rate Loan or a Conversion Request to convert a Alternate Base Rate Loan into a LIBOR Rate Loan, and (c) the making of any payment of a LIBOR Rate Loan or the making of any conversion of any such Loan to a Alternate Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Administrative Agent or a Lender to lenders of funds obtained by it in order to maintain any such LIBOR Rate Loans.

         Section 4.9. INTEREST DURING EVENT OF DEFAULT. During the continuance of an Event of Default, outstanding principal and (to the extent permitted by applicable law) interest on the Loans and all other amounts payable hereunder or under any of the other Loan Documents shall bear interest at a rate per annum equal to four percent (4%) above the rate otherwise then in effect until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay on demand a late charge equal to five percent (5%) of any amount of principal (other than principal due on the Maturity Date) and/or interest charges on the Loans which is not paid within ten (10) days of the date when due.

         Section 4.10.  [Intentionally Omitted]

         Section 4.11. REASONABLE EFFORTS TO MITIGATE. Each Lender agrees that as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be affected under Sections 4.4, 4.5 or 4.6, such Lender will give notice thereof to the Borrower, with a copy to the Administrative Agent and, to the extent so requested by the Borrower and not inconsistent with regulatory policies applicable to such Lender, such Lender shall use reasonable efforts and take such actions as are reasonably appropriate (including the changing of its lending office or branch) if as a result thereof the additional moneys which would otherwise be required to be paid to such Lender pursuant to such Section s would be reduced other than for de minimus amounts, or the illegality or other adverse circumstances which would otherwise require a conversion of such Loans or result in the inability to make such Loans pursuant to such Section s would cease to exist, and in each case if, as determined by such Lender in its sole discretion, the taking such actions would not adversely affect such Loans.

         Section 4.12. REPLACEMENT OF LENDERS. If any Lender (an "AFFECTED LENDER") (i) makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Sections 4.4, 4.5 or 4.6, or
(ii) is unable to make or maintain LIBOR Rate Loans as a result of a condition described in Section 4.4, the Borrower may, within 90 days of receipt of such demand, notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation or causing Section 4.4 to be applicable) as the case may be, by notice (a "REPLACEMENT NOTICE") in writing to the Administrative Agent and such Affected Lender (A) request the Affected Lender to cooperate with the Borrower in obtaining a replacement lender satisfactory to the Administrative Agent and the Borrower (the "REPLACEMENT LENDER"); (B) request the non-Affected Lenders to acquire and assume all of the Affected Lender's Loans and Commitment, and/or participate in Letters of Credit, as provided herein, but none of such Lenders shall be under an obligation to do so; or (C) designate a

Replacement Lender which is an Eligible Assignee and is reasonably satisfactory to the Administrative Agent other than when an Event of Default has occurred and is continuing and absolutely satisfactory to the Administrative Agent when an Event of Default has occurred and is continuing. If any satisfactory Replacement Lender shall be obtained, and/or any of the non-Affected Lenders shall agree to acquire and assume all of the Affected Lender's Loans and Commitment, and/or participate in Letters of Credit, then such Affected Lender shall assign, in accordance with Section 18, all of its Commitment, Loans, Notes and other rights and obligations under this Agreement and all other Loan Documents to such Replacement Lender or non-Affected Lenders, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Lender; PROVIDED, HOWEVER, that (x) such assignment shall be in accordance with the provisions of Section 18, shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender and/or non-Affected Lenders, as the case may be, and (y) prior to any such assignment, the Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under Sections 4.4, 4.5 and 4.8.

         Section 5.   GUARANTIES.

         Section 5.1. GUARANTIES. Each of the Guarantors will jointly and severally guaranty all of the Obligations pursuant to its Guaranty. The Obligations are full recourse obligations of the Borrower and each Guarantor, and all of the respective assets and properties of the Borrower and each such Guarantor shall be available for the payment in full in cash and performance of the Obligations (subject to Permitted Liens and senior claims enforceable as senior in accordance with applicable law, without the Lenders hereby agreeing to any such senior claim that is otherwise prohibited by this Agreement). Other than during the continuance of a Default or Event of Default, at the request of the Borrower, the Guaranty of any Subsidiary Guarantor shall be released by the Administrative Agent if and when all of the Real Estate owned or ground-leased by such Subsidiary Guarantor shall cease (not thereby creating a Default or Event of Default) to be owned by such Subsidiary Guarantor or by any other Borrower, Guarantor, Subsidiary or other Affiliate of any of same, PROVIDED the foregoing shall never permit the release of MCRC.

         Section 5.2. SUBSIDIARY GUARANTY PROCEEDS. (a) Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, the Administrative Agent and the Lenders agree with the Borrower that any funds, claims, or distributions actually received by the Administrative Agent or any

Lender for the account of any Lender as a result of the enforcement of, or pursuant to a claim relating solely to the Loans under, any Subsidiary Guaranty, net of the Administrative Agent's and the Lenders' expenses of collection thereof (such net amount, "SUBSIDIARY GUARANTY PROCEEDS"), shall be made available for distribution equally and ratably (in proportion of the aggregate amount of principal, interest and other amounts then owed in respect of the Obligations or of the issuance of Public Debt, as the case may be) among the Administrative Agent, the Lenders and the trustee or trustees of any Public Debt so long as the Administrative Agent receives written notice of the amounts then owed under the Public Debt; PROVIDED that such agreement to distribute Subsidiary Guaranty Proceeds shall not be effective if the holders of the Public Debt have the benefit of guaranties at any time from the Subsidiaries of the Borrower and have not made a reciprocal agreement to share the proceeds of such guaranties with the Lenders. The Administrative Agent is hereby authorized, by the Borrower, by each Lender and by the Borrower on behalf of each Subsidiary Guarantor to make such Subsidiary Guaranty Proceeds available pursuant to the immediately preceding sentence. No Lender shall have any interest in any amount paid over by the Administrative Agent or any other Lender to the trustee or trustees in respect of any Public Debt (or to the holders thereof) pursuant to the foregoing authorization. This Section 5.2 shall apply solely to Subsidiary Guaranty Proceeds, and not to any payments, funds, claims or distributions received by the Administrative Agent or any Lender directly or indirectly from Borrower or any other Person (including a Subsidiary Guarantor) other than from a Subsidiary Guarantor pursuant to the enforcement of, or the making of a claim relating solely to the Loans under, a Subsidiary Guaranty. The Borrower is aware of the terms of the Subsidiary Guarantees, and specifically understands and agrees with the Administrative Agent, and the Lenders that, to the extent Subsidiary Guaranty Proceeds are distributed to holders of Public Debt or their respective trustees, such Subsidiary Guarantor has agreed that the Obligations under this Agreement and any other Loan Document will not be deemed reduced by any such distributions, and each Subsidiary Guarantor shall continue to make payments pursuant to its Subsidiary Guaranty until such time as the Obligations have been paid in full (and the Commitments have been terminated and any Letter of Credit Participations reduced to zero).

                  (b) Nothing contained in this Section 5.2 shall be deemed
(i) to limit, modify, or alter the rights of the Administrative Agent or any of the Lenders under any Subsidiary Guaranty or other Guaranty, (ii) to subordinate the Obligations to any Public Debt, or (iii) to give any holder of Public Debt (or any trustee for such holder) any rights of subrogation.

                  (c) This Section 5.2, and each Guaranty, are for the sole benefit of the Administrative Agent, the Lenders and their respective successors and assigns. Nothing contained herein or in any Guaranty shall be deemed for the benefit of any holder of Public Debt, or any trustee for such holder, nor shall anything contained herein or therein be construed to impose on the Administrative Agent or any Lender any fiduciary duties, obligations or responsibilities to the holders of any Public Debt or their trustees (including, but not limited to, any duty to pursue any Guarantor for payment under its Subsidiary Guaranty).

         Section 6. REPRESENTATIONS AND WARRANTIES. The Borrower for itself and for each Guarantor insofar as any such statements relate to such Guarantor represents and warrants to the Administrative Agent and the Lenders all of the statements contained in this Section 6.

         Section 6.1.  AUTHORITY; ETC.

                       (a) ORGANIZATION; GOOD STANDING.

                                            (i) MCRLP is a limited partnership
                           duly organized, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary of MCRLP that owns Real Estate is duly organized or formed, validly existing and in good standing as a corporation or a partnership or other entity, as the case may be, under the laws of the state of its organization or formation; the Borrower and each of the Borrower's Subsidiaries that owns Real Estate has all requisite partnership or corporate or other entity, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and the Borrower and each of the Borrower's Subsidiaries that owns Real Estate is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Properties or other Real Estate owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of their respective businesses, assets or financial conditions.

                                            (ii) MCRC is a corporation duly
                           organized, validly existing and in good standing under the laws of the State of Maryland; each Subsidiary of MCRC that owns Real Estate is duly organized or formed, validly existing and in good standing as a corporation or partnership or other entity, as the case may be, under the laws of the state of its organization or formation; MCRC and each of its Subsidiaries that owns Real Estate has all requisite corporate or partnership or other entity, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and MCRC and each of its Subsidiaries that owns Real Estate is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary (including, as to MCRC, in the State of New Jersey) except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of MCRC or such Subsidiary.

                                            (iii) As to each subsequent
                           Guarantor, a provision similar, as applicable, to (a)
                           (i) or (ii) above shall be included in each such subsequent Guarantor's Subsidiary Guaranty, and the Borrower shall be deemed to make for itself and on behalf of each such subsequent Guarantor a representation and warranty as to such provision regarding such subsequent Guarantor.

                       (b) CAPITALIZATION.

                                            (i) The outstanding equity of MCRLP
                           is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable as set forth in SCHEDULE 6.1(b) hereto. All of the issued and outstanding general partner interests of MCRLP are owned and held of record by MCRC. Except as disclosed in SCHEDULE 6.1(b) hereto, as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any general partnership interests in MCRLP. Except as disclosed in SCHEDULE 6.1(b), there are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on MCRLP or MCRC which require or could require MCRLP or MCRC to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any general partnership interests of MCRLP. Except as set forth in the Agreement of Limited Partnership of MCRLP, no general partnership interests of MCRLP are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

                                       (ii) As of the Closing Date, the
                           authorized capital stock of, or any other equity interests in, each of MCRC's Subsidiaries are as set forth in SCHEDULE 6.1(b), and the issued and outstanding voting and non-voting shares of the common stock of each of MCRC's Subsidiaries, and all of the other equity interests in such Subsidiaries, all of which have been duly issued and are outstanding and fully paid and non-assessable, are owned and held of record as set forth in SCHEDULE 6.1(b). Except as disclosed in SCHEDULE 6.1(b), as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any of MCRC's Subsidiaries, and there are no outstanding options, warrants, or other similar rights to acquire any shares of any class in the capital of or any other equity interests in any of MCRC's Subsidiaries. Except as disclosed in
                           SCHEDULE 6.1(b), as of the Closing Date there are no outstanding commitments, options, warrants, calls or other agreements or obligations (whether written or oral) binding on any of MCRC's Subsidiaries to issue, sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any shares of any class in the capital of or other equity interests in any of MCRC's Subsidiaries. Except as disclosed in SCHEDULE 6.1(b), no shares of, or equity interests in, any of MCRC's Subsidiaries held by MCRC are subject to any restrictions on transfer pursuant to any of MCRC's Subsidiaries' applicable partnership, charter, by-laws or any shareholder agreements, voting agreements, voting trusts, trust agreements, trust deeds, irrevocable proxies or any other similar agreements or instruments (whether written or oral).

                       (c) DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any of the Guarantors is a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower or such Guarantor and any general partner or other controlling Person thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or such Guarantor or any general partner or other controlling Person thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or such Guarantor or any of the Borrower's or such Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower, the Operating Subsidiaries or any Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower, the Operating Subsidiaries or any Guarantor.

                       (d) ENFORCEABILITY. Each of the Loan Documents to which the Borrower or any of the Guarantors is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Borrower and each such Guarantor, as the case may be, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         Section 6.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrower of this Agreement and by the Borrower and each Guarantor of the other Loan Documents to which the Borrower or such Guarantor is a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.

         Section 6.3.  TITLE TO PROPERTIES; LEASES.

         The Borrower, the Guarantors and their respective Subsidiaries that own Real Estate each has good title to all of its respective Real Estate purported to be owned by it, including, without limitation, that:

                       (a) As of the Closing Date (with respect to
Unencumbered Properties designated as such on the Closing Date) or the date of designation as an Unencumbered Property (with respect to Unencumbered Properties acquired and/or designated as such after the Closing Date), and in each case to its knowledge thereafter, the Borrower or a Guarantor holds good and clear record and marketable fee simple or leasehold title to the Unencumbered Properties, subject to no rights of others, including any mortgages, conditional sales agreements, title retention agreements, liens or encumbrances, except for Permitted Liens and, in the case of any ground-leased Unencumbered Property, the terms of such ground lease (which shall be an Eligible Ground Lease), as the same may then or thereafter be amended from time to time in a manner consistent with the requirements for an Eligible Ground Lease.

                       (b) The Borrower and each of the then Guarantors will, as of the Closing Date, own all of the assets as reflected in the financial statements of the Borrower and MCRC described in Section 6.4 or acquired in fee title (or, if Real Estate, leasehold title under an Eligible Ground Lease) since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

                       (c) As of the Closing Date, each of the direct or indirect interests of MCRC, the Borrower or MCRC's other Subsidiaries in any Partially-Owned Entity that owns Real Estate is set forth on SCHEDULE 6.3 hereto, including the type of entity in which the interest is held, the percentage interest owned by MCRC, the Borrower or such Subsidiary in such entity, the capacity in which MCRC, the Borrower or such Subsidiary holds the interest, and MCRC's, the Borrower's or such Subsidiary's ownership interest therein. SCHEDULE 6.3 will be updated quarterly at the time of delivery of the financial statements pursuant to Section 7.4(b).

         Section 6.4. FINANCIAL STATEMENTS. The following financial statements have been furnished to each of the Lenders:

                       (a) The audited consolidated balance sheet of MCRC and its Subsidiaries (including, without limitation, MCRLP and its Subsidiaries) as of December 31, 1999 and their related consolidated income statements for the fiscal year ended December 31, 1999. Such balance sheet and income statements have been prepared in accordance with GAAP and fairly present the financial condition of MCRC and its Subsidiaries as of the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of MCRC as of such dates involving material amounts, known to the officers of the Borrower or of MCRC, not disclosed in said financial statements and the related notes thereto.

                       (b) The SEC Filings.

         Section 6.5 FISCAL YEAR. MCRC, the Borrower and its Subsidiaries each has a fiscal year which is the twelve months ending on December 31 of each calendar year, unless changed in accordance with Section 8.9 hereof.

         Section 6.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrower, each Guarantor and each of their respective Subsidiaries that owns Real Estate possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known material conflict with any rights of others, including all Permits.

         Section 6.7. LITIGATION. Except as stated on SCHEDULE 6.7, as updated at the time of each compliance certificate, there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrower and the Guarantors, threatened against the Borrower, any Guarantor or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect or materially impair the rights of the Borrower or such Guarantor to carry on their respective businesses substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable financial statements of MCRLP and MCRC, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         Section 6.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrower, any Guarantor or any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is reasonably expected to have a Material Adverse Effect. None of the Borrower, any Guarantor or any of their respective Subsidiaries that owns Real Estate is a party to any contract or agreement that has or is reasonably expected, in the judgment of their respective officers, to have a Material Adverse Effect.

         Section 6.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrower, any Guarantor or any of their respective Subsidiaries that owns Real Estate is in violation of any provision of its partnership agreement, charter documents, bylaws or other organizational documents, as the case may be, or any respective agreement or instrument to which it is subject or by which it or any of its properties (including, in the case of MCRC and MCRLP, any of their respective Subsidiaries) are bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to result, individually or in the aggregate, in the imposition of substantial penalties or have a Material Adverse Effect.

         Section 6.10. TAX STATUS.

                       (a) (i) Each of the Borrower, the Guarantors and their respective Subsidiaries (A) has timely made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (B) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and except those which would not be in violation of Section 8.1(b) hereof and (C) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, and (ii) there are no unpaid taxes in any amount in violation of Section 8.1(b) hereof claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrower and the Guarantors and their respective Subsidiaries know of no basis for any such claim.

                       (b) To the Borrower's knowledge, each Partially-Owned Entity (i) has timely made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and except those which would not be in violation of
Section 8.1(b) hereof, and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the best of the Borrower's knowledge, except as otherwise disclosed in writing to the Administrative Agent, there are no unpaid taxes in any amount in violation of
Section 8.1(b) hereof claimed to be due by the taxing authority of any jurisdiction from any Partially-Owned Entity, and the officers of the Borrower know of no basis for any such claim.

         Section 6.11. NO EVENT OF DEFAULT; NO MATERIALLY ADVERSE CHANGES. No Default or Event of Default has occurred and is continuing. Since December 31, 1999 there has occurred no materially adverse change in the financial condition or business of MCRC and its Subsidiaries or MCRLP and its Subsidiaries as shown on or reflected in the SEC Filings or the consolidated balance sheet of MCRC and its Subsidiaries as at December 31, 1999, or the consolidated statement of income for the fiscal quarter then ended, other than changes in the ordinary course of business that have not had a Material Adverse Effect on the Borrower, Guarantors and their respective Subsidiaries, taken as a whole.

         Section 6.12. INVESTMENT COMPANY ACTS. None of the Borrower, any Guarantor or any of their respective Subsidiaries is an "investment company", or an "affiliated

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                                      -64-

company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         Section 6.13. ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except for Permitted Liens, as of the Closing Date there will be no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Unencumbered Property. Neither the Borrower nor any Guarantor has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary (including in the case of MCRC, its interests in MCRLP, and in the case of the Borrower, its interests in the Operating Subsidiaries) or in any Partially-Owned Entity, except for the Harborside Pledged Interests pledged to PSC in connection with the Harborside Transaction.

         Section 6.14. ABSENCE OF LIENS The Borrower or a Guarantor is the owner of or the holder of a ground leasehold interest under an Eligible Ground Lease in the Unencumbered Properties free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         Section 6.15. CERTAIN TRANSACTIONS. Except as set forth on SCHEDULE
6.15 or for transactions that have been determined by the Board of Directors of the relevant Borrower, Guarantor or Subsidiary (or its respective general partner) to be on terms as favorable to such Person as in an arms-length transaction with a third party, none of the officers, partners, directors, or employees of the Borrower or any Guarantor or any of their respective Subsidiaries is presently a party to any transaction with the Borrower, any Guarantor or any of their respective Subsidiaries (other than for or in connection with services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, partner, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, partner, director, or any such employee or natural Person related to such officer, partner, director or employee or other Person in which such officer, partner, director or employee has a direct or indirect beneficial interest has a substantial interest or is an officer, director, trustee or partner.

         Section 6.16. EMPLOYEE BENEFIT PLANS.

                  Section 6.16.1 IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by Section 412 of ERISA. The Borrower has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  Section 6.16.2 TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower without material liability to any Person other than for claims arising prior to termination.

                  Section 6.16.3 GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any Guarantor nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to
         Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower nor any Guarantor nor any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than $500,000.


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                                      -66-

                  Section 6.16.4 MULTIEMPLOYER PLANS. Neither the Borrower nor any Guarantor nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at material risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

         Section 6.17. REGULATIONS U AND X. The proceeds of the Loans shall be used for the purposes described in Section 7.12. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224, PROVIDED the Borrower may purchase MCRC stock as a Distribution under sub part (ii) of the definition thereof as long as it does not at any time cause the Lenders to be in violation of Regulations U and X and such action does not otherwise constitute a Default or an Event of Default.

         Section 6.18. ENVIRONMENTAL COMPLIANCE. The Borrower has caused environmental assessments to be conducted and/or taken other steps to investigate the past and present environmental condition and usage of the Real Estate and the operations conducted thereon. Except as disclosed in the environmental assessments provided to the Administrative Agent pursuant to
Section 10.7 and based upon such assessments and/or investigation, to the Borrower's knowledge, the Borrower has determined that:

                       (a) None of the Borrower, any Guarantor, any of their respective Subsidiaries or any operator of the Real Estate or any portion thereof, or any operations thereon is in violation, or alleged violation (in writing), of any judgment, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance or order relating to health, safety or the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation or alleged violation (in writing) has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a Material Adverse Effect or constitutes a Disqualifying Environmental Event.

                       (b) None of the Borrower, any Guarantor or any of their respective Subsidiaries has received notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986), (ii) that any hazardous waste, as defined by 42 U.S.C.
Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which it has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; which event described in any such notice would have a Material Adverse Effect or constitutes a Disqualifying Environmental Event.

                       (c) (i) No portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate except in accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrower, the Guarantors, their respective Subsidiaries or to the knowledge of the Borrower, without any independent inquiry other than as set forth in the environmental assessments, the operators of the Real Estate, or any ground or space tenants on any Real Estate, no Hazardous Substances have been generated or are being used on such Real Estate except in accordance with applicable Environmental Laws, (iii) there has been no present or past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "RELEASE") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate, (iv) to the knowledge of the Borrower without any independent inquiry other than as set forth in the environmental assessments, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on such Real Estate, and (v) any Hazardous Substances that have been generated by the Borrower or a Guarantor or any of their respective Subsidiaries at any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a Material Adverse Effect, or constitutes a Disqualifying Environmental Event.

                  (d) By virtue of the use of the Loans proceeds contemplated hereby, or as a condition to the effectiveness of any of the Loan Documents, none of the Borrower, any Guarantor or any of the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement.

         Section 6.19. SUBSIDIARIES. As of the Closing Date, SCHEDULE 6.19 sets forth all of the respective Subsidiaries of MCRC or MCRLP and any other Guarantor, and SCHEDULE 6.19 will be updated annually at the time of delivery of the financial statements pursuant to Section 7.4(a) to reflect any changes, including subsequent Guarantor and its Subsidiaries, if any.

         Section 6.20. LOAN DOCUMENTS. All of the representations and warranties of the Borrower and the Guarantors made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Administrative Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.

         Section 6.21. REIT STATUS. MCRC has not taken any action that would prevent it from maintaining its qualification as a REIT or from maintaining such qualification at all times during the term of the Loans.

         Section 6.22. SUBSEQUENT GUARANTORS. The foregoing representations and warranties in Section 6.3 through Section 6.20, as the same are true, correct and applicable to Guarantors existing on the Closing Date, shall be true, correct and applicable to each subsequent Guarantor in all material respects as of the date it becomes a Guarantor.

         Section 7. AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS. The Borrower for itself and on behalf of each of the Guarantors (if and to the extent expressly included in Subsections contained in this Section) covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or the Lenders have any obligation to make any Loans or any Lender has any obligation to issue, extend or renew any Letters of Credit:

         Section 7.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Notes, and the other Loan Documents.

         Section 7.2. MAINTENANCE OF OFFICE. The Borrower and each of the Guarantors will maintain its chief executive office in Cranford, New Jersey, or at such other place in the United States of America as each of them shall designate upon written notice to the Administrative Agent to be delivered within five (5) days of such change, where notices, presentations and demands to or upon the Borrower and the Guarantors, as the case may be, in respect of the Loan Documents may be given or made.

         Section 7.3. RECORDS AND ACCOUNTS. The Borrower and each of the Guarantors will (a) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP in all material respects, and will cause each of its Subsidiaries that owns Real Estate to keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP in all material respects,
(b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries and (c) at all times engage PricewaterhouseCoopers LLP or other Accountants as the independent certified public accountants of MCRC, MCRLP and their respective Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of MCRC, MCRLP and their respective Subsidiaries and the appointment in such capacity of a successor firm as Accountants.

         Section 7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver and will cause MCRC to deliver to the Administrative Agent:

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each of its fiscal years, unless, in the case of MCRC, MCRC has filed for an extension in accordance with Section 7.4(g) hereof, in which case such annual financial statements shall be due in accordance with the proviso to Section 7.4(g):

                           (i) in the case of MCRLP, if prepared, the audited consolidated balance sheet of MCRLP and its subsidiaries at the end of such year, the related audited consolidated statements of operations, owner's equity (deficit) and cash flows for the year then ended, in each case (except for statements of cash flow and owner's equity) with supplemental consolidating schedules provided by MCRLP; and

                           (ii) in the case of MCRC, the audited consolidated balance sheet of MCRC and its subsidiaries (including, without limitation, MCRLP and its subsidiaries) at the end of such year, the related audited consolidated statements of operations, stockholders' equity (deficit) and cash flows for the year then ended, in each case with supplemental consolidating schedules (except for statements of cash flow and stockholders' equity) provided by MCRC;

each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and, in each case, accompanied by an auditor's report prepared without qualification by the Accountants;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its first three (3) fiscal quarters:

                           (i) in the case of MCRLP, if prepared, copies of the unaudited consolidated balance sheet of MCRLP and its subsidiaries as at the end of such quarter, the related unaudited consolidated statements of operations, owner's equity (deficit) and cash flows for the portion of MCRLP's fiscal year then elapsed, with supplemental consolidating schedules (except with respect to statements of cash flow and owner's equity) provided by MCRLP; and

                           (ii) in the case of MCRC, copies of the unaudited consolidated balance sheet of MCRC and its subsidiaries (including, without limitation, MCRLP and its subsidiaries) as at the end of such quarter, the related unaudited consolidated statements of operations, stockholders' equity (deficit) and cash flows for the portion of MCRC's fiscal year then elapsed, with supplemental consolidating schedules (except with respect to statements of cash flow and stockholders' equity) provided by MCRC;

all in reasonable detail and prepared in accordance with GAAP on the same basis as used in preparation of MCRC's Form 10-Q statements filed with the SEC, together with a certification by the chief financial officer or vice president of finance of MCRLP or MCRC, as applicable, that the information contained in such financial statements fairly presents the financial position of MCRLP or MCRC (as the case may be) and its subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) (for the fourth fiscal quarter of each fiscal year) above and (b) (for the first three fiscal quarters of each fiscal year), a statement in the form of EXHIBIT D hereto signed by the chief financial officer or vice president of finance of the MCRLP or MCRC, as applicable, and (if applicable) reconciliations to reflect changes in GAAP since the applicable Financial Statement Date, but only to the extent that such changes in GAAP affect the financial covenants set forth in Section 9 hereof; and, in the case of MCRLP, setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 8.7 and Section 9 hereof;

                  (d) promptly if requested by the Administrative Agent, a copy of each report (including any so-called letters of reportable conditions or letters of no material weakness) submitted to the Borrower, MCRC, or any other Guarantor or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of the Borrower, MCRC, or any other Guarantor or such subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrower, MCRC or any other Guarantor or any such subsidiary;

                  (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of the Borrower or any Guarantor (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a Material Adverse Effect;

                  (f) subject to subsection (g) below, contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of MCRC;

                  (g) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of MCRC, copies of the Form 10-K statement filed by MCRC with the SEC for such fiscal year, and as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter of MCRC, copies of the Form 10-Q statement filed by MCRC with the SEC for such fiscal quarter, PROVIDED that, in either case, if MCRC has filed an extension for the filing of such statements, MCRC shall deliver such statements to the Administrative Agent within ten (10) days after the filing thereof with the SEC which filing shall be within fifteen (15) days of MCRC's filing for such extension or such sooner time as required to avert a Material Adverse Effect on MCRC;

                  (h) from time to time, but not more frequently than once each calendar quarter so long as no Default or Event of Default has occurred and is continuing, such other financial data and information about the Borrower, MCRC, the other Guarantors, their respective Subsidiaries, the Real Estate and the Partially-Owned Entities as the Administrative Agent or any Lender acting through the Administrative Agent may reasonably request, and which is prepared by such Person in the normal course of its business or is required for securities and tax law compliance, including pro forma financial statements described in Section 9.9(b)(ii), complete rent rolls for the Unencumbered Properties and summary rent rolls for the other Real Estate, existing environmental reports, and insurance certificates with respect to the Real Estate (including the Unencumbered Properties) and tax returns (following the occurrence of a Default or Event of Default or, in the case of MCRC, to confirm MCRC's REIT status), but excluding working drafts and papers and privileged documents; and

                  (i) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, updates to SCHEDULE
6.3 and SCHEDULE 6.19 hereto.

         Section 7.5. NOTICES.

                  (a) DEFAULTS. The Borrower will, and will cause each Guarantor, as applicable, to, promptly notify the Administrative Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of (x) a claimed default (whether or not constituting a Default or Event of Default under this Agreement) or (y) a claimed default by the Borrower, any Guarantor or any of their respective Subsidiaries, as applicable, under any note, evidence of Indebtedness, indenture or other obligation for borrowed money to which or with respect to which any of them is a party or obligor, whether as principal, guarantor or surety, and such default would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof or otherwise cause the entire Indebtedness to become due, the Borrower, MCRC or such other Guarantor, as the case may be, shall forthwith give written notice thereof to the Administrative Agent, describing the notice or action and the nature of the claimed failure to comply.

                  (b) ENVIRONMENTAL EVENTS. The Borrower will, and will cause each Guarantor to, promptly give notice in writing to the Administrative Agent
(i) upon the Borrower's or such Guarantor's obtaining knowledge of any material violation of any Environmental Law affecting any Real Estate or the Borrower's or such Guarantor's operations or the operations of any of their Subsidiaries,
(ii) upon the Borrower's or such Guarantor's obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially adversely affect the value of such Real Estate, (iii) upon the Borrower's or such Guarantor's receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) the Borrower's or such Guarantor's or any other Person's operation of any Real Estate, (B) contamination on, from or into any Real Estate, or (C) investigation or remediation of off-site locations at which the Borrower or such Guarantor or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon the Borrower's or such Guarantor's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which the Borrower or such Guarantor or any Partially-Owned Entity may be liable or for which a lien may be imposed on any Real Estate; provided any of which events described in clauses (i) through (iv) above would have a Material Adverse Effect or constitute a Disqualifying Environmental Event with respect to any Unencumbered Property.

                  (c) NOTIFICATION OF CLAIMS AGAINST UNENCUMBERED PROPERTIES. The Borrower will, and will cause each Guarantor to, promptly upon becoming aware thereof, notify the Administrative Agent in writing of any setoff, claims, withholdings or other defenses to which any of the Unencumbered Properties are subject, which (i) would have a material adverse effect on the value of such Unencumbered Property, (ii) would have a Material Adverse Effect, or (iii) with respect to such Unencumbered Property, would constitute a Disqualifying Environmental Event or a Lien which is not a Permitted Lien.

                  (d) NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each Guarantor and each Guarantor's Subsidiaries to, and the Borrower will cause each of its respective Subsidiaries to, give notice to the Administrative Agent in writing within ten (10) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could reasonably be expected to have a Material Adverse Effect or materially adversely affect any Unencumbered Property, or to which the Borrower, any Guarantor or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against the Borrower, any Guarantor or any of their respective Subsidiaries that could reasonably be expected to have a Materially Adverse Effect or materially adversely affect the value or operation of the Unencumbered Properties and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of the Guarantors and the Subsidiaries to, give notice to the Administrative Agent, in writing, in form and detail reasonably satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower, any Guarantor or any of their Subsidiaries in an amount in excess of $1,000,000.

                  (e) ACQUISITION OF REAL ESTATE. The Borrower shall promptly provide the Administrative Agent and the Lenders with any press releases relating to the acquisition of any Real Estate by the Borrower, any Guarantor, any of their respective Subsidiaries or any Partially-Owned Entity. In addition, to the extent not otherwise provided to the Administrative Agent in its press release and Form 10-Q filings with the SEC, the Borrower shall provide to the Administrative Agent on a quarterly basis together with the financial statements referred to in Section 7.4(b) the following information with respect to all Real Estate acquired during the prior quarter: its address, a brief description, a brief summary of the key business terms of such acquisition (including sources and uses of funds for such acquisition), a brief summary of the principal terms of any financing for such Real Estate, and a statement as to whether such Real Estate qualifies as an Unencumbered Property.

         Section 7.6. EXISTENCE OF BORROWER AND SUBSIDIARY GUARANTORS; MAINTENANCE OF PROPERTIES. The Borrower for itself and for each Subsidiary Guarantor insofar as any such statements relate to such Subsidiary Guarantor will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its existence as a limited partnership or its existence as another legally constituted entity, and will do or cause to be done all things necessary to preserve and keep in full force all of its material rights and franchises and those of its Subsidiaries. The Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate owned or controlled by it or by any of its Subsidiaries or any Subsidiary Guarantor, all as in the judgment of the Borrower or such Subsidiary or such Subsidiary Guarantor may be necessary so that the business carried on in connection therewith may be properly conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, (b) will cause all of its other properties and those of its Subsidiaries and the Subsidiary Guarantors used or useful in the conduct of its business or the business of its Subsidiaries or such Subsidiary Guarantor to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, ordinary wear and tear excepted, and (c) will, and will cause each of its Subsidiaries and each Subsidiary Guarantor to, continue to engage primarily in the businesses now conducted by it and in related businesses consistent with the requirements of the fourth sentence of
Section 7.7 hereof; PROVIDED that nothing in this Section 7.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate have a Material Adverse
Effect on the Borrower, Guarantors and their respective Subsidiaries taken as a whole.

         Section 7.7. EXISTENCE OF MCRC; MAINTENANCE OF REIT STATUS OF MCRC; MAINTENANCE OF PROPERTIES. The Borrower will cause MCRC to do or cause to be done all things necessary to preserve and keep in full force and effect MCRC's existence as a Maryland corporation. The Borrower will cause MCRC at all times to maintain its status as a REIT and not to take any action which could lead to its disqualification as a REIT. The Borrower shall cause MCRC at all times to maintain its listing on the New York Stock Exchange or any successor thereto. The Borrower will cause MCRC to continue to operate as a fully-integrated, self-administered and self-managed real estate investment trust which, together with its Subsidiaries (including, without limitation MCRLP) owns and operates an improved property portfolio comprised primarily (i.e., 85% or more by value) of office, office/flex, warehouse and industrial/warehouse properties. The Borrower will cause MCRC not to engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of MCRLP, as a member, partner or stockholder of other Persons and as a Guarantor. The Borrower shall cause MCRC to conduct all or substantially all of its business operations through MCRLP or through subsidiary partnerships or other entities in which (x) MCRLP directly or indirectly owns at least 95% of the economic interests and (y) MCRC directly or indirectly (through wholly-owned Subsidiaries) acts as sole general partner or managing member. The Borrower shall cause MCRC not to own real estate assets outside of its interests in MCRLP. The Borrower will cause MCRC to do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrower will cause MCRC (a) to cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, ordinary wear and tear excepted, (b) to cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of MCRC may be necessary so that the business carried on in connection therewith may be properly conducted at all times, and (c) to cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, consistent with the requirements of the fourth sentence of this Section 7.7; PROVIDED that nothing in this Section 7.7 shall prevent MCRC from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of MCRC, desirable in the conduct of its or their business and such discontinuance does not cause a Default or an Event of Default hereunder and does not in the aggregate materially adversely affect the business of MCRC and its Subsidiaries on a consolidated basis.

         Section 7.8. INSURANCE. The Borrower will, and will cause each Guarantor to, maintain with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be commercially reasonable and in accordance with the customary and general practices of businesses having similar operations and real estate portfolios in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent for such businesses.

         Section 7.9. TAXES. The Borrower will, and will cause each Guarantor to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Guarantor shall have set aside on its books adequate reserves with respect thereto; and PROVIDED FURTHER that the Borrower or such Guarantor will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. If requested by the Agent, the Borrower will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate in the form of receipted tax bills or other form reasonably acceptable to the Agent. Notwithstanding the foregoing, a breach of the covenants set forth in this Section 7.9 shall only constitute an Event of Default if such breach results in a violation of the covenant set forth in Section 8.1(b) hereof.

         Section 7.10. INSPECTION OF PROPERTIES AND BOOKS. The Borrower will, and will cause each Guarantor to, permit the Lenders, coordinated through the Administrative Agent, (a) on an annual basis as a group, or more frequently if required by law or by regulatory requirements of a Lender or if a Default or an Event of Default shall have occurred and be continuing, to visit and inspect any of the properties of the Borrower, any Guarantor or any of their respective Subsidiaries, and to examine the books of account of the Borrower, the Guarantors and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and (b) to discuss the affairs, finances and accounts of the Borrower, the Guarantors and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals during normal business hours as the Administrative Agent may reasonably request; PROVIDED that the Borrower shall only be responsible for the costs and expenses incurred by the Administrative Agent in connection with such inspections after the occurrence and during the continuance of an Event of Default; and PROVIDED FURTHER that such Person has executed a confidentiality agreement in substantially the form executed by the Administrative Agent as of the date hereof. The Administrative Agent and each Lender agrees to treat any non-public information delivered or made available by the Borrower to it in accordance with the provisions of the confidentiality agreement executed by such Person.

         Section 7.11. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower will, and will cause each Guarantor to, comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including, without limitation, all Environmental Laws and all applicable federal and state securities laws, (b) the provisions of its partnership agreement and certificate or corporate charter and other charter documents and by-laws, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate and the Leases) and (d) all applicable decrees, orders, and judgments; PROVIDED that any such decree, order or judgment need not be complied with if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Guarantor shall have set aside on its books adequate reserves with respect thereto; and PROVIDED FURTHER that the Borrower or such Guarantor will comply with any such decree, order or judgment forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

         Section 7.12. USE OF PROCEEDS. Subject at all times to the other provisions of this Agreement, the Borrower will use the proceeds of the Loans solely for general working capital needs (including letters of credit) and other general corporate purposes.

         Section 7.13. ACQUISITION OF UNENCUMBERED PROPERTIES. The Borrower shall promptly, but in any event within thirty (30) days of the acquisition of an

Unencumbered Property or the qualification of any Real Estate as an Unencumbered Property, deliver to the Administrative Agent a copy of the Title Policy or commitment for a Title Policy and the final environmental site assessment for such Unencumbered Property.

         Section 7.14. ADDITIONAL GUARANTORS; SOLVENCY OF GUARANTORS.

                  (a) If, after the Closing Date, a Subsidiary that is not a Guarantor, acquires any Real Estate that then or thereafter qualifies under
(a)-(d) of the definition of Unencumbered Property and is wholly-owned or ground leased under an Eligible Ground Lease, the Borrower shall cause such Person (which Person must be or become a wholly-owned Subsidiary) to execute and deliver a Guaranty to the Administrative Agent and the Lenders in substantially the form of EXHIBIT B hereto. Such Guaranty shall evidence consideration and equivalent value. The Borrower will not permit any Guarantor that owns or ground leases any Unencumbered Properties to have any Subsidiaries unless such Subsidiary's business, obligations and undertakings are exclusively related to the business of such Guarantor in the ownership of the Unencumbered Properties.

                  (b) The Borrower, MCRC, and each Subsidiary Guarantor is solvent, other than for Permitted Event(s) permitted by this Agreement which shall be the only Non-Material Breaches under this Section 7.14(b). The Borrower and MCRC each acknowledge that, subject to the indefeasible payment and performance in full of the Obligations, the rights of contribution among each of the them and the Subsidiary Guarantors are in accordance with applicable laws and in accordance with each such Person's benefits under the Loans and this Agreement. The Borrower further acknowledges that, subject to the indefeasible payment and performance in full of the Obligations, the rights of subrogation of the Subsidiary Guarantors as against the Borrower and MCRC are in accordance with applicable laws.

         Section 7.15. FURTHER ASSURANCES. The Borrower will, and will cause each Guarantor to, cooperate with, and to cause each of its Subsidiaries to cooperate with, the Administrative Agent and the Lenders and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their reasonable satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         Section 7.16. [Intentionally Omitted]

         Section 7.17. ENVIRONMENTAL INDEMNIFICATION. The Borrower covenants and agrees that it and its Subsidiaries will indemnify and hold the Administrative Agent and each Lender, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Administrative Agent or any Lender (including all reasonable costs of legal representation incurred by the Administrative Agent or any Lender in connection with any investigative, administrative or judicial proceeding, whether or not the Administrative Agent or any Lender is party thereto, but excluding, as applicable for the Administrative Agent or a Lender, any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Administrative Agent or such Lender or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which the Borrower, any Guarantor or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). In litigation, or the preparation therefor, the Lenders and the Administrative Agent shall be entitled to select their own counsel and participate in the defense and investigation of such claim, action or proceeding, and the Borrower shall bear the expense of such separate counsel of the Administrative Agent and the Lenders if (i) in the written opinion of counsel to the Administrative Agent and the Lenders, use of counsel of the Borrower's choice could reasonably be expected to give rise to a conflict of interest, (ii) the Borrower shall not have employed counsel reasonably satisfactory to the Administrative Agent and the Lenders within a reasonable time after notice of the institution of any such litigation or proceeding, or
(iii) the Borrower authorizes the Administrative Agent and the Lenders to employ separate counsel at the Borrower's expense. It is expressly acknowledged by the Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Administrative Agent and the Lenders and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.

         Section 7.18. RESPONSE ACTIONS. The Borrower covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any Real Estate owned by it or any of its Subsidiaries, the Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such Real Estate if necessary to comply with all Environmental Laws.

         Section 7.19. ENVIRONMENTAL ASSESSMENTS. If the Majority Lenders have reasonable grounds to believe that a Disqualifying Environmental Event has occurred with respect to any Unencumbered Property, after reasonable notice by the Administrative Agent, whether or not a Default or an Event of Default shall have occurred, the Majority Lenders may determine that the affected Real Estate no longer qualifies as an Unencumbered Property; PROVIDED that prior to making such determination, the Administrative Agent shall give the Borrower reasonable notice and the opportunity to obtain one or more environmental assessments or audits of such Unencumbered Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent, which approval will not be unreasonably withheld, to evaluate or confirm (i) whether any Release of Hazardous Substances has occurred in the soil or water at such Unencumbered Property and (ii) whether the use and operation of such Unencumbered Property materially complies with all Environmental Laws (including not being subject to a matter that is a Disqualifying Environmental Event). Such assessment will then be used by the Administrative Agent to determine whether a Disqualifying Environmental Event has in fact occurred with respect to such Unencumbered Property. All such environmental assessments shall be at the sole cost and expense of the Borrower.

         Section 7.20.  EMPLOYEE BENEFIT PLANS.

                  (a) IN GENERAL. Each Employee Benefit Plan maintained by the Borrower, any Guarantor or any of their respective ERISA Affiliates will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

                  (b) TERMINABILITY OF WELFARE PLANS. With respect to each Employee Benefit Plan maintained by the Borrower, any Guarantor or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, the Borrower, such Guarantor, or any of their respective ERISA Affiliates, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without material liability other than liability to pay claims incurred prior to the date of termination.

                  (c) UNFUNDED OR UNDERFUNDED LIABILITIES. The Borrower will not, and will not permit any Guarantor to, at any time, have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.

         Section 7.21. NO AMENDMENTS TO CERTAIN DOCUMENTS. The Borrower will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership, articles of incorporation, by-laws, certificate of formation, operating agreement or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Administrative Agent, if such changes would adversely affect MCRC's REIT status or otherwise materially adversely affect the rights of the Administrative Agent and the Lenders hereunder or under any other Loan Document.

         Section 7.22. PRIMARY CREDIT FACILITY. The Borrower will at all times use this Agreement as the Borrower's primary revolving credit agreement and will not at any time during the term of this Agreement permit that ratio of (a) the sum of the outstanding principal balance of the Loans PLUS the Maximum Drawing Amount to (b) the Total Commitment (the "OUTSTANDING RATIO") to be less than the corresponding ratio under any other revolving credit agreement maintained by the Borrower or any Guarantor, including MCRC, except that the corresponding ratio under the $100,000,000 credit facility with PSC (as amended, modified, restated or refinanced so long as the amount of such facility does not exceed $100,000,000) may exceed the Outstanding Ratio from time to time.

         Section 7.23. MANAGEMENT. Except by reason of death or incapacity, at least three (3) of the Key Management Individuals (as hereinafter defined) shall remain active in the executive and/or operational management, in their current (or comparable) positions, of MCRC (which is and shall remain the sole general partner and management of MCRLP); PROVIDED, HOWEVER, if at least three (3) of the Key Management Individuals are not so active in such positions (except by reason of death or incapacity as aforesaid), then within ninety (90) days of the occurrence of such event, MCRC shall propose and appoint such individual(s) of comparable experience, reputation and otherwise reasonably acceptable to the Majority Lenders to such position(s) such that, after such appointment, such acceptable replacement individuals, together with the Key Management Individuals remaining so active in such positions with MCRC, if any, total at least three (3). For purposes hereof, "KEY MANAGEMENT INDIVIDUALS" shall mean and include Mitchell E. Hersh, John R. Cali, Brant B. Cali, Barry Lefkowitz, Roger W. Thomas and Timothy M. Jones.

         Section 7.24. DISTRIBUTIONS IN THE ORDINARY COURSE. In the ordinary course of business MCRLP causes all of its and MCRC's Subsidiaries to make net transfers of cash and cash equivalents upstream to MCRLP and MCRC, and shall continue to follow such ordinary course of business. MCRLP shall not make net transfers of cash and cash equivalents downstream to its and MCRC's Subsidiaries except in the ordinary course of business consistent with past practice.

         Section 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS. The Borrower for itself and on behalf of the Guarantors covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any of the Lenders has any obligation to make any Loans or any Lender has any obligation to issue, extend or renew any Letters of Credit:

         Section 8.1. RESTRICTIONS ON INDEBTEDNESS.

         The Borrower and the Guarantors may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Indebtedness other than the specific Indebtedness which is prohibited under this Section 8.1 and with respect to which each of the Borrower and the Guarantors will not, and will not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate as follows:

                  (a) Indebtedness which would result in a Default or Event of Default under Section 9 hereof or under any other provision of this Agreement;

                  (b) An aggregate amount in excess of $10,000,000 at any one time in respect of (i) taxes, assessments, governmental charges or levies and claims for labor, materials and supplies for which payment therefor is required to be made in accordance with the provisions of Section 7.9 and has not been timely made, (ii) uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered, and
(iii) current unsecured liabilities incurred in the ordinary course of business, which (A) are overdue for more than sixty (60) days, and (B) are not being contested in good faith; and

                  (c) Guarantees of the Indebtedness of any Opportunity Fund which are not permitted under the definition of "Opportunity Fund" herein.

         The terms and provisions of this Section 8.1 are in addition to, and not in limitation of, the covenants set forth in Section 9 of this Agreement.

         Section 8.2. RESTRICTIONS ON LIENS, ETC. None of the Borrower, any Guarantor, any Operating Subsidiary and any wholly-owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors;
(c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (the foregoing items (a) through (e) being sometimes referred to in this Section 8.2 collectively as "LIENS"), PROVIDED that the Borrower, the Guarantors and any Subsidiary may create or incur or suffer to be created or incurred or to exist:

                  (i) Liens securing taxes, assessments, governmental charges (including, without limitation, water, sewer and similar charges) or levies or claims for labor, material and supplies, the Indebtedness with respect to which is not prohibited by Section 8.1(b);

                  (ii) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

                  (iii) Liens (other than affecting the Unencumbered Properties) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by Section 8.1(b);

                  (iv) encumbrances on properties consisting of easements, rights of way, covenants, notice of use limitations under Environmental Laws, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which the Borrower, any Guarantor, or any Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other similar Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the owner thereof, and which matters neither (x) individually or in the aggregate have a Material Adverse Effect nor (xx) make title to such property unmarketable by the conveyancing standards in effect where such property is located;

                  (v) any Leases (excluding Synthetic Leases) entered into in good faith with Persons that are not Affiliates; PROVIDED that Leases with Affiliates on market terms and with monthly market rent payments required to be paid are Permitted Liens;

                  (vi) Liens and other encumbrances or rights of others which exist on the date of this Agreement and which do not otherwise constitute a breach of this Agreement;

                  (vii) as to Real Estate which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement;

                  (viii) Liens affecting the Unencumbered Properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; PROVIDED that the Borrower shall have obtained a bond or insurance with respect thereto to the Administrative Agent's reasonable satisfaction;

                  (ix) Liens securing Indebtedness for the purchase price of capital assets (other than Real Estate but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by Section 8.1;

                  (x) other Liens (other than affecting the Unencumbered Properties) in connection with any Indebtedness not prohibited under Section
8.1 which do not otherwise result in a Default or Event of Default under this Agreement; and

                  (xi) Liens granted in accordance with Section 8.4(b) hereof.

         Notwithstanding the foregoing provisions of this Section 8.2, the failure of any Unencumbered Property to comply with the covenants set forth in this Section 8.2 shall result in such Unencumbered Property's no longer qualifying as Unencumbered Property under this Agreement, but such disqualification shall not by itself constitute a Default or Event of Default, unless the cause of such non-qualification otherwise constitutes a Default or an Event of Default.

         Section 8.3. RESTRICTIONS ON INVESTMENTS. None of the Borrower, any Guarantor, or any Subsidiary will make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000, PROVIDED that any such deposits may be moved to a qualifying bank within thirty (30) days after the Borrower, Guarantor or Subsidiary has knowledge that any depository bank no longer has total assets in excess of such amounts;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof, or in both cases any governmental subdivision, that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

                  (d) Investments existing on the Closing Date and listed on
SCHEDULE 8.3(d) hereto;

                  (e) So long as no Event of Default enumerated in Section 8.7(a)(ii) has occurred and is continuing or would occur after giving effect thereto, acquisitions of Real Estate consistent with the requirements of the fourth sentence of Section 7.7 hereof and the equity of Persons, PROVIDED (i) that within thirty (30) days after any such Investment the total assets of MCRLP, MCRC and their Subsidiaries, taken as a whole, shall be comprised of assets of which eighty-five percent (85%) or more comply with the parameters of the fourth sentence of Section 7.7 hereof and (ii) that the Borrower shall not permit any of its Subsidiaries which is not a Guarantor, or which does not become a Guarantor, to acquire any Unencumbered Property, and in all cases such Guarantor shall be a wholly-owned Subsidiary of MCRLP;

                  (f) any Investments now or hereafter made in the Borrower, any Guarantor or other Subsidiary, as identified or which will be identified from time to time in SCHEDULE 8.3(f) hereto, which SCHEDULE 8.3(f) shall be updated annually at the time of the delivery of the financial statements referred to in Section 7.4(a) hereof;

                  (g) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business,
(2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances to employees for travel expenses, drawing accounts and similar expenditures, and (4) prepaid expenses made in the ordinary course of business;

                  (h) any other Investments made in the ordinary course of business and consistent with past business practices;

                  (i) interest rate hedges in connection with Indebtedness;

                  (j) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000 provided that any such shares are moved to a qualifying money market fund within thirty (30) days after the Borrower, any Guarantor or any Subsidiary has knowledge that any money market fund no longer has total assets in excess of that amount; and

                  (k) Investments permitted under Section 9.8 hereof.

         Section 8.4. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

         None of the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary will:

                  (a) Become a party to any merger, consolidation or reorganization without the prior Unanimous Lender Approval, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger, consolidation or reorganization of one or more Persons with and into the Borrower, any Guarantor, or any wholly-owned Subsidiary, shall be permitted if (i) such action is not hostile, (ii) the Borrower, any Guarantor, or any wholly-owned Subsidiary, as the case may be, is the surviving entity and (iii) such merger, consolidation or reorganization does not cause a breach of Section
7.23 hereof or a Default or Event of Default under Section 12.1(m) hereof; PROVIDED, that for any such merger, consolidation or reorganization (other than (w) the merger or consolidation of one or more Subsidiaries of MCRLP with and into MCRLP, (x) the merger or consolidation of two or more Subsidiaries of MCRLP, (y) the merger or consolidation of one or more Subsidiaries of MCRC with and into MCRC, or (z) the merger or consolidation of two or more Subsidiaries of MCRC), the Borrower shall provide to the Administrative Agent a statement in the form of EXHIBIT D hereto signed by the chief financial officer or treasurer or vice president of finance or other thereon designated officer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger, consolidation or reorganization and all liabilities, fixed or contingent, pursuant thereto;

                  (b) Sell, transfer or otherwise dispose of (collectively and individually, "SELL" or a "SALE") or grant a Lien to secure Indebtedness (an "INDEBTEDNESS LIEN") on any of its now owned, ground leased or hereafter acquired assets without obtaining the prior written consent of the Required Lenders, except after written notice to the Administrative Agent for:

                  (i) the Sale of or granting of an Indebtedness Lien on any Unencumbered Property or other Real Estate so long as no Default or Event of Default has then occurred and is continuing, or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; PROVIDED, that prior to any Sale of any Unencumbered Property or other Real Estate or the granting of an Indebtedness Lien under this clause (i), the Borrower shall provide to the Administrative Agent a statement in the form of EXHIBIT D hereto signed by the chief financial officer or treasurer or vice president of finance or other thereon designated officer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9 hereof and certifying that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such proposed Sale or Indebtedness Lien and all liabilities, fixed or contingent, pursuant thereto; and PROVIDED FURTHER, if such Sale involves a qualified, deferred exchange under
         Section 1031 of the Code, the Borrower shall also provide the statements and certifications described in the previous proviso on the date of any release from the escrow account of the proceeds of such qualified, deferred exchange under Section 1031 of the Code;

                  (ii) the Sale of or the granting of an Indebtedness Lien on any Unencumbered Property while a Default or Event of Default (other than a Default or an Event of Default under Section 12.1(a) (including, without limitation, any such failure to pay resulting from acceleration of the Loans), Section 12.1(b), Section 12.1(c) (resulting from a failure to comply with Section 7.7 (as to the legal existence and REIT status of MCRC) or Section 9), Section 12.1(g), Section 12.1(h), or
         Section 12.1(j)) has then occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; PROVIDED, that the Borrower shall (A) apply the net proceeds of each such permitted Sale or Indebtedness Lien to the repayment of the Loans or (B) segregate the net proceeds of such permitted Sale or Indebtedness Lien in an escrow account with the Administrative Agent or with a financial institution reasonably acceptable to the Administrative Agent and apply such net proceeds solely to a qualified, deferred exchange under Section 1031 of the Code or to another use with the prior written approval of the Required Lenders or (C) complete an exchange of such Unencumbered Property for other real property of equivalent value under Section 1031 of the Code so long as such other real property becomes an Unencumbered Property upon acquisition, and, in any event, on the date of such Sale or granting of an Indebtedness Lien and on the date of any release from the escrow account of the proceeds of the qualified, deferred exchange under Section 1031 of the Code, the Borrower shall provide to the Administrative Agent a statement in the form of EXHIBIT D hereto signed by the chief financial officer, or treasurer or vice president of finance or other thereon designated officer and setting forth in reasonable detail computations evidencing compliance with the covenant in Section 9 hereof and certifying the use of the proceeds of such Sale or Indebtedness Lien and certifying that no Default or Event of Default above enumerated has occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien, and all liabilities fixed or contingent pursuant thereto or to such release of proceeds;

                  (iii) the Sale of or the granting of an Indebtedness Lien on any Real Estate (other than an Unencumbered Property) while a Default or Event of Default has then occurred and is continuing or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; PROVIDED, that the Borrower shall (A) apply the net proceeds of each such Sale or Indebtedness Lien to the repayment of the Loans or
         (B) segregate the net proceeds of such Sale or Indebtedness Lien in an escrow account with the Administrative Agent or with a financial institution reasonably acceptable to the Administrative Agent and apply such net proceeds solely to a qualified, deferred exchange under
         Section 1031 of the Code or to another use with the prior written approval of the Required Lenders or (C) complete an exchange of such Real Estate for other real property of equivalent value under Section 1031 of the Code;

                  (iv) the Sale or granting of an Indebtedness Lien on any Unencumbered Property while any Default or Event of Default has then occurred and is continuing PROVIDED (A) the Borrower shall provide to the Administrative Agent a statement in the form of EXHIBIT D hereto signed by the chief financial officer or treasurer or vice president of finance or other thereon designated officer of the Borrower and setting forth in reasonable detail computations evidencing the status of compliance with the covenants contained in Section 9 hereof and certifying that the continuing Default or Event of Default will be cured by such proposed Sale or Indebtedness Lien and no other Default or Event of Default would occur and be continuing after giving effect to such proposed Sale or Indebtedness Lien and all liabilities fixed or contingent, pursuant thereto and (B) the Sale or granting of an Indebtedness Lien pursuant to this Section 8.4(b) (iv) shall not (x) occur more than four times during the period that any Commitment is outstanding, (y) involve a Sale or Indebtedness Lien for greater than $200,000,000 in the aggregate in the combined four permitted occasions (which shall be the maximum member of permitted occasions) under (x), or (z) involve a Sale at less than fair market value or an Indebtedness Lien on terms more onerous or expensive than fair market terms from institutional lenders; and

                  (v) the Sale of or the granting of an Indebtedness Lien on any of its now owned or hereafter acquired assets (other than Real Estate) in one or more transactions.

         Section 8.5. NEGATIVE PLEDGE. From and after the date hereof, neither the Borrower nor any Guarantor will, and will not permit any Subsidiary to, enter into any agreement containing any provision prohibiting the creation or assumption of any Lien upon its properties (other than prohibitions on liens for particular assets (other than an Unencumbered Property) set forth in a security instrument in connection with Secured Indebtedness for such assets and the granting or effect of such liens does not otherwise constitute a Default or Event of Default), revenues or assets, whether now owned or hereafter acquired, or restricting the ability of the Borrower or the Guarantors to amend or modify this Agreement or any other Loan Document. The Borrower shall be permitted a period of (i) thirty (30) days to cure any Non-Material Breach affecting other than MCRC or MCRLP and
(ii) ten (10) days to cure any Non-Material Breach affecting MCRC or MCRLP under this Section 8.5 before the same shall be an Event of Default under
Section 12.1(c).

         Section 8.6. COMPLIANCE WITH ENVIRONMENTAL LAWS. None of the Borrower, any Guarantor, or any Subsidiary will do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in compliance with Environmental Laws, or (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release causing a violation of Environmental Laws or a Material Adverse Effect or a violation of any Environmental Law; PROVIDED that a breach of this covenant shall result in the affected Real Estate no longer being an Unencumbered Property, but shall only constitute an Event of Default under Section 12.1(d) if such breach is not a Non-Material Breach.

         Section 8.7. DISTRIBUTIONS. (a) The Borrower (i) will not in any period of four (4) consecutive completed fiscal quarters make Distributions with respect to common stock or other common equity interests in such period in an aggregate amount in excess of 90% of Funds From Operations for such period (for purposes of this clause, non-cash assets or interests in non-cash assets which are distributed to equity interest holders of the Borrower shall be valued at the value of such assets used in calculating Consolidated Total Capitalization) or (ii) will not make any Distributions during any period when any Event of Default under Section 12.1(a) (including, without limitation, any failure to pay resulting from acceleration of the Loans)
Section 12.1(b), Section 12.1(c) resulting from a failure to comply with
Section 7.7 (as to the legal existence and REIT status of MCRC), Section 9,
Section 12.1(g), Section 12.1(h), or Section 12.1(j) has occurred and is continuing or (iii) will not make any Distributions or transfers of cash or cash equivalents to any Guarantor or its Subsidiaries when such Person is the subject of a Permitted Event except as required by order of the tribunal in which such Permitted Event is occurring; and except that such Person may make Distributions or transfers of cash or cash equivalents permitted under
Section 7.24 to a Guarantor or Subsidiary while such distributing Person is the subject of a Permitted Event; PROVIDED, HOWEVER, that the Borrower may at all times make Distributions (after taking into account all available funds of MCRC from all other sources) in the minimum aggregate amount required in order to enable MCRC to continue to qualify as a REIT. In the event that MCRC or MCRLP raises equity during the term of this Agreement, the permitted percentage of Distributions will be adjusted based on the total declared distribution per share and partnership units over the most recent four (4) quarters to Funds From Operations per weighted average share and partnership unit based on the most recent four (4) quarters.

         (b) MCRC will not, during any period when any Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by MCRC in order to maintain its status as a REIT.

         Section 8.8. EMPLOYEE BENEFIT PLANS. None of the Borrower, any Guarantor or any ERISA Affiliate will

         (a) engage in any "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Borrower, any Guarantor or any of their respective Subsidiaries; or

         (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

         (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower, any Guarantor or any of their respective Subsidiaries pursuant to
Section 302(f) or Section 4068 of ERISA; or

         (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

         (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; PROVIDED that none of (a) - (e) shall be an Event of Default under Section 12.1(c) if the prohibited matters occurring are in the aggregate within the Dollar limits permitted within Section 12.1(l) and are otherwise the subject of the matters that are covered by the Events of Default in Section 12.1(l)

         Section 8.9. FISCAL YEAR. The Borrower will not, and will not permit the Guarantors or any of their respective Subsidiaries to, change the date of the end of its fiscal year from that set forth in Section 6.5; provided that such persons may change their respective fiscal years if they give the Administrative Agent thirty (30) days prior written notice of such change and the parties make appropriate adjustments satisfactory to the Borrower and the Lenders to the provisions of this Agreement (including without limitation those set forth in Section 9) to reflect such change in fiscal year.

         Section 9. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Loan, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loan or any Lender has any obligation to issue, extend or renew any Letters of Credit:

         Section 9.1. LEVERAGE RATIO. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Total Liabilities to exceed 55% of Consolidated Total Capitalization.

         Section 9.2. SECURED INDEBTEDNESS. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Secured Indebtedness to exceed 40% of Consolidated Total Capitalization.

         Section 9.3. TANGIBLE NET WORTH. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Tangible Net Worth to be less than the sum of (a) $1,500,000,000 PLUS (b) 75% of the sum of (i) the aggregate proceeds received by MCRC (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in MCRC and (ii) the aggregate value of operating units issued by MCRLP in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Tangible Net Worth is made.

         Section 9.4. DEBT SERVICE COVERAGE. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Adjusted Net Income to be less than two (2) times Consolidated Total Debt Service, based on the results of the most recent two (2) complete fiscal quarters. For purposes of this Section 9.4, the Consolidated Total
Debt Service of the Borrower shall include, on a net basis, positive amortization and negative amortization of each of the Harborside Assumed Debt.

         Section 9.5. FIXED CHARGE COVERAGE. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Adjusted Net Income to be less than one and three-quarters (1.75) times Consolidated Fixed Charges, based on the results of the most recent two (2) complete fiscal quarters.

         Section 9.6. UNSECURED INDEBTEDNESS. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit Consolidated Unsecured Indebtedness to exceed 60% of the sum (the "Section
9.6 Sum") of (a) aggregate Capitalized Unencumbered Property NOI for all Unencumbered Properties plus (b) the value of all Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties.

         Section 9.7. UNENCUMBERED PROPERTY DEBT SERVICE COVERAGE. As at the end of any fiscal quarter or other date of measurement, the Borrower shall not permit the aggregate Adjusted Unencumbered Property NOI for all Unencumbered Properties to be less than two (2) times Consolidated Total Unsecured Debt Service, based on the results of the most recent two (2) complete fiscal quarters.

         Section 9.8. INVESTMENT LIMITATION. None of the Borrower, any Guarantor, or any Subsidiary will make or permit to exist or to remain outstanding any Investment in violation of the following restrictions and limitations:

                  (a) As at the end of any fiscal quarter or other date of measurement, the book value of Unimproved Non-Income Producing Land shall not exceed ten (10%) of Consolidated Total Capitalization.

                  (b) Investments in Opportunity Funds shall be Without Recourse to the Borrower, the Guarantors and their Subsidiaries other than as expressly permitted in the definition of Opportunity Fund, shall otherwise comply with the requirements of the definition of Opportunity Fund, and shall not exceed the lesser of 7.5% of Consolidated Total Capitalization or $200,000,000.

                  (c) As at the end of any fiscal quarter or other date of measurement, the aggregate Project Costs of all Construction-in-Process shall not exceed fifteen (15%) percent of Consolidated Total Capitalization. For purposes of this Section 9.8(c), Construction-in-Process shall not include so-called "build to suit" properties which are (i) seventy-five (75%) percent pre-leased (by rentable square foot) to tenants which have a minimum credit rating of BBB-from S&P or Baa3 from Moody's, as the case may be, or which have a financial condition reasonably acceptable to the Majority Lenders (provided that the Borrower shall submit any such request for the Lender's acceptance of a tenant's financial condition to the Administrative Agent in writing, and the Administrative Agent shall, in turn, promptly forward such request to each Lender; each Lender shall then have five (5) Business Days from its deemed receipt of such request to approve or disapprove of such tenant's financial condition, with any Lender's failure to send notice of disapproval to the Administrative Agent within five (5) Business Days being deemed to be its approval) and (ii) in substantial compliance, with respect to both time and cost, with the original construction budget and construction schedule, as amended by change orders or otherwise updated. A property shall continue to be considered Construction-in-Process until the date of substantial completion of such property; from such date, it will continue to be valued (for financial covenant compliance purposes) as if it were Construction-in-Process until the earlier of (i) the end of four (4) consecutive quarters following substantial completion and (ii) the date upon which such property is 90% leased to tenants who are then paying rent.

                  (d) As at the end of any fiscal quarter or other date of measurement, the value of Indebtedness of third parties to the Borrower, the Guarantors, or their Subsidiaries for borrowed money which is unsecured or is secured by mortgage liens (valued at the book value of such Indebtedness) shall not exceed fifteen (15%) percent of Consolidated Total Capitalization.

                  (e) The Investments set forth in clauses (a) through (d) above, taken in the aggregate, shall not exceed thirty (30%) percent of Consolidated Total Capitalization.

                  (f) Investments in Real Estate other than office, office flex, and industrial/warehouse properties, taken in the aggregate, shall not exceed fifteen (15%) of Consolidated Total Capitalization.

         Section 9.9.  COVENANT CALCULATIONS.

                  (a) For purposes of the calculations to be made pursuant to Sections 9.1-9.8 (and the defined terms relevant thereto, including, without limitation, those relating to "debt service"), references to Indebtedness or liabilities of the Borrower shall mean Indebtedness or liabilities (including, without limitation, Consolidated Total Liabilities) of the Borrower, PLUS (but without double-counting):

                           (i) all Indebtedness or liabilities of the Operating Subsidiaries, the Guarantors and any other wholly-owned Subsidiary (excluding any such Indebtedness or liabilities owed to the Borrower or any Guarantor; PROVIDED that, as to MCRC, MCRC has a corresponding Indebtedness or liability to the Borrower),

                           (ii) all Indebtedness or liabilities of each Partially-Owned Entity (including for Capitalized Leases), but only to the extent, if any, that said Indebtedness or liability is Recourse to the Borrower, the Guarantors or their respective Subsidiaries or any of their respective assets (other than their respective interests in such Partially-Owned Entity); PROVIDED that Recourse Indebtedness arising from such Person's acting as general partner or guarantor of collection only (and not of payment or performance) of a Partially-Owned Entity shall be limited to the amount by which the Indebtedness exceeds the liquidation value of the Real Estate and other assets owned by such Partially-Owned Entity if the creditor owed such Indebtedness is required by law or by contract to seek repayment of such Indebtedness from such Real Estate and other assets before seeking repayment from such Person, and

                           (iii) Indebtedness or liabilities of each Partially-Owned Entity to the extent of the pro-rata share of such Indebtedness or liability allocable to the Borrower, the Guarantors or their respective Subsidiaries without double counting.

                  (b) For purposes of Sections 9.1-9.8 hereof, Consolidated Adjusted Net Income, Revised Consolidated Adjusted Net Income, Adjusted Unencumbered Property NOI and Revised Adjusted Unencumbered Property NOI (and all defined terms and calculations using such terms) shall be adjusted (i) to deduct the actual results of any Real Estate disposed of by the Borrower, a Guarantor or any of their respective Subsidiaries during the relevant fiscal period (for

Revised Consolidated Adjusted Net Income and Revised Adjusted Unencumbered Property NOI only), (ii) to include the pro forma results of any Real Estate acquired by the Borrower, a Guarantor or any of their respective Subsidiaries during the relevant fiscal period, with such pro forma results being calculated by (x) using the Borrower's pro forma projections for such acquired property, subject to the Administrative Agent's reasonable approval, if such property has been owned by the Borrower, a Guarantor or any of their respective Subsidiaries for less than one complete fiscal quarter or (y) using the actual results for such acquired property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such property has been owned by the Borrower, a Guarantor or any of their respective Subsidiaries for at least one complete fiscal quarter (for Revised Consolidated Adjusted Net Income and Revised Adjusted Unencumbered Property NOI only) and (iii) to the extent applicable, to include the pro rata share of results attributable to the Borrower from unconsolidated Subsidiaries of MCRC, the Borrower and their respective Subsidiaries and from unconsolidated Partially-Owned Entities; PROVIDED that income shall not be included until received without restriction in cash by the Borrower.

                  (c) For purposes of Sections 9.1 - 9.8 hereof, if any change in GAAP after the Financial Statement Date results in a material change in the calculation to be performed in any such Section , solely as a result of such change in GAAP, the Lenders and the Borrower shall negotiate in good faith a modification of any such covenant(s) so that the economic effect of the calculation of such covenant(s) using GAAP as so changed is as close as feasible to what the economic effect of the calculation of such covenant(s) would have been using GAAP in effect as of the Financial Statement Date.

                  (d) For purposes of Sections 9.1-9.8 hereof, Consolidated Total Capitalization and the Section 9.6 Sum (as such term is defined in Section 9.6 hereof) shall be adjusted (without double-counting) to include the Eligible Cash 1031 Proceeds from any Real Estate disposed of by the Borrower, a Guarantor or any of their respective Subsidiaries and for which the results have been deducted pursuant to Section 9.9(b).

         Section 10. CONDITIONS TO THE CLOSING DATE. The obligations of the Lenders to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent:

         Section 10.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

         Section 10.2. CERTIFIED COPIES OF ORGANIZATION DOCUMENTS. The Administrative Agent shall have received (i) from the Borrower and each of the Subsidiary Guarantors a copy, certified as of the Closing Date by a duly authorized officer of such Person (or its general partner, if such Person is a partnership, or its managing member, if such Person is a limited liability company), to be true and complete, of each of its certificate of limited partnership, agreement of limited partnership, incorporation documents, by-laws, certificate of formation, operating agreement and/or other organizational documents as in effect on the Closing Date; provided that any Subsidiary Guarantor which has previously delivered such organizational documents may satisfy this condition by providing a certificate of a duly authorized officer of such Person as to the absence of changes or as to the changes, if any, to those organizational documents previously delivered, and
(ii) from MCRC a copy, certified as of a date within thirty (30) days prior to the Closing Date by the appropriate officer of the State of Maryland to be true and correct, of the corporate charter of MCRC, in each case along with any other organization documents of the Borrower and each Subsidiary Guarantor (and its general partner, if such Person is a partnership, or its managing member, if such Person is a limited liability company) or MCRC, as the case may be, and each as in effect on the date of such certification.

         Section 10.3. BY-LAWS; RESOLUTIONS. All action on the part of the Borrower, the Subsidiary Guarantors and MCRC necessary for the valid execution, delivery and performance by the Borrower, the Subsidiary Guarantors and MCRC of this Agreement and the other Loan Documents to which any of them is or is to become a party as of the Closing Date shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to the Administrative Agent. Without limiting the foregoing, the Administrative Agent shall have received from MCRC true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which MCRC and the Borrower and Subsidiary Guarantors of which MCRC is a controlling Person are a party, each certified by the secretary as of a recent date to be true and complete.

         Section 10.4. INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Administrative Agent shall have received from each of the Borrower, MCRC and the Subsidiary Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party as of the Closing Date; (b) in the case of the Borrower, to make Loan Requests, Conversion Requests and Competitive Bid Requests and to apply for Letters of Credit on behalf of the Borrower; and (c) in the case of the Borrower, to give notices and to take other action on behalf of the Borrower and the Guarantors under the Loan Documents.

         Section 10.5. TITLE POLICIES. The Administrative Agent (on behalf of the Lenders) shall have received copies of the Title Policies for all Real Estate which are Unencumbered Properties as of the Closing Date. For any Person that has converted from one form of entity to another (e.g., from being a limited partnership to a limited liability company) since the time that it provided the Administrative Agent with a Title Policy for an Unencumbered Property, such Person shall deliver to the Administrative Agent recorded evidence that title to such Unencumbered Property is vested in such Person as the new form of entity. Such evidence shall be either a deed or an amendment to the organizational documents of such Person, together with evidence of the continued effectiveness of such Title Policy.

         Section 10.6. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by the Borrower and its Subsidiaries on the Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from the Borrower, its insurers and insurance brokers as the Administrative Agent may reasonably request.

         Section 10.7. ENVIRONMENTAL SITE ASSESSMENTS. The Administrative Agent shall have received environmental site assessments from a hydrogeologist, environmental engineer, qualified consultant or other expert and in form and substance reasonably satisfactory to the Administrative Agent, covering all Real Estate and all other real property in respect of which the Borrower or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances and which are in the possession of the Borrower.

         Section 10.8. OPINION OF COUNSEL CONCERNING ORGANIZATION AND LOAN DOCUMENTS. Each of the Lenders and the Administrative Agent shall have received favorable opinions addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Lenders and the Administrative Agent from (a) Pryor Cashman Sherman & Flynn LLP, as counsel to the Borrower, the Subsidiary Guarantors, MCRC and their respective Subsidiaries, with respect to New York and New Jersey law and certain matters of Delaware law, (b) Ballard, Spahr, Andrews and Ingersoll, as counsel to MCRC, with respect to Maryland and District of Columbia law, (c) Cohn, Birnbaum & Shea, as counsel to the Borrower and the Subsidiary Guarantors with respect to Connecticut law, (d) McCausland, Keen & Buckman, as counsel to the Borrower and the Subsidiary

Guarantors with respect to Pennsylvania law, (e) Jones, Day, Reavis & Pogue, as counsel to the Borrower and the Subsidiary Guarantors with respect to Texas and California law, (f) Holland & Knight, as counsel to the Borrower and the Subsidiary Guarantors with respect to Florida law, (g) Blackwell, Sanders, Pepper & Martin LLP, as counsel to the Borrower and the Subsidiary Guarantors with respect to Nebraska law, (h) Davis, Brown, Koehn, Shors & Robert, as counsel to the Borrower and the Subsidiary Guarantors with respect to Iowa law; and (i) Santin, Poli, Ball, Sims & Cook, P.L.C., as counsel to the Borrower and the Subsidiary Guarantors with respect to Arizona law.

         Section 10.9. TAX AND SECURITIES LAW COMPLIANCE. Each of the Lenders and the Administrative Agent shall also have received from Pryor Cashman Sherman & Flynn LLP, as counsel to the Borrower and MCRC, a favorable opinion addressed to the Lenders and the Administrative Agent, in form and substance satisfactory to each of the Lenders and the Administrative Agent, with respect to the qualification of MCRC as a REIT and certain other tax and securities laws matters.

         Section 10.10. GUARANTIES. Each of the Guaranties to be executed and delivered on the Closing Date shall have been duly executed and delivered by the Guarantor thereunder. Each of the Subsidiary Guarantors that executed and delivered a Subsidiary Guaranty under the Original Agreement shall have executed and delivered to the Administrative Agent a reaffirmation of such Subsidiary Guaranty in form and substance reasonably satisfactory to the Administrative Agent confirming that such Subsidiary Guaranty remains in full force and effect and continues to guaranty the Obligations hereunder.

         Section 10.11. CERTIFICATIONS FROM GOVERNMENT OFFICIALS; UCC-11 REPORTS. The Administrative Agent shall have received (i) long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower and each Guarantor, along with a certified copy of the certificate of limited partnership or certificate of incorporation of the Borrower and each Guarantor, all as of the most recent practicable date; and (ii) UCC-11 search results from the appropriate jurisdictions for the Borrower and each Guarantor with respect to the Unencumbered Properties.

         Section 10.12. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Lenders', the Borrower's, the Guarantors' and the Administrative Agent's counsel, and the Administrative Agent, each of the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

         Section 10.13. FEES. The Borrower shall have paid to the Administrative Agent, for the accounts of the Lenders, the Syndication Agent, the Arrangers or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement and the Fee Letter.

         Section 10.14. CLOSING CERTIFICATE; COMPLIANCE CERTIFICATE. The Borrower shall have delivered a Closing Certificate to the Administrative Agent, the form of which is attached hereto as EXHIBIT E. The Borrower shall have delivered a compliance certificate in the form of EXHIBIT D hereto evidencing compliance with the covenants set forth in Section 9 hereof, the absence of any Default or Event of Default, and the accuracy of all representations and warranties in all material respects.

         Section 10.15. SUBSEQUENT GUARANTORS. As a condition to the effectiveness of any subsequent Guaranty, each subsequent Guarantor shall deliver such documents, agreements, instruments and opinions as the Administrative Agent shall reasonably require as to such Guarantor and the Unencumbered Property owned or ground-leased by such Guarantor that are analogous to the deliveries made by the Guarantors as of the Closing Date pursuant to Section 10.2 through Section 10.8, Section 10.10 and Section 10.11.

         Section 10.16. NO DEFAULT UNDER ORIGINAL AGREEMENT. There shall exist no Default or Event of Default under the Original Agreement.

         Section 11. CONDITIONS TO ALL BORROWINGS. The obligations of the Lenders to make any Loan and of any Lender to issue, extend or renew any Letter of Credit, in each case, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         Section 11.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT; COMPLIANCE CERTIFICATE. Each of the representations and warranties of the Borrower and the Guarantors contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan or the issuance, extension or renewal of each Letter of Credit, with the same effect as if made at and as of that time (except to the extent (i) of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (ii) of changes occurring in the ordinary course of business, (iii) that such representations and warranties relate expressly to an earlier date and (iv) that such untruth is disclosed when first known to the Borrower or a Guarantor in the next delivered compliance certificate, and is a Non-Material Breach); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or Competitive Bid Request or on the Drawdown Date of any Loan (other than a Default or Event of Default arising solely from the Borrower's failure to comply with the provision of Section 7.22 and such borrowing is to cure, and will cure, such Default or Event of Default without causing any other Default or Event of Default). Each of the Lenders shall have received a certificate of the Borrower as provided in Section 2.5(iv)(c) or Section 2A.9.

         Section 11.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Administrative Agent or any Lender would make it illegal for any Lender to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion of the Administrative Agent, would make it illegal to issue, extend or renew such Letter of Credit.

         Section 11.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         Section 12.   EVENTS OF DEFAULT; ACCELERATION; ETC.

         Section 12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment; none of the foregoing is a Non-Material Breach.

                  (b) the Borrower shall fail to pay any interest on the Loans, the Commitment Fee, the Facility Fee, any Letter of Credit Fee or any other sums due hereunder or under any of the other Loan Documents (including, without limitation, amounts due under Section 7.17) when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, and such failure continues for five (5) days; none of the foregoing is a Non-Material Breach.

                  (c) the Borrower or any Guarantor or any of their respective Subsidiaries shall fail to comply with any of their respective covenants contained in: Section 7.1 within ten (10) days of any such amount being due (except with respect to interest, fees and other sums covered by clause (b) above or principal covered by clause (a) above); Section 7.6 (as to the legal existence of MCRLP for which no period to cure is granted); Section 7.7 (as to the legal existence and REIT status of MCRC for which no period to cure is granted);
Section 7.12; Section 7.21 within ten (10) days of the occurrence of same;
Section 7.22 within thirty (30) days of any non-compliance; Section 8 (except with respect to Section 8.1(b), Section 8.5 for Non-Material Breaches only, or Section 8.6); or Section 9; none of the foregoing is a Non-Material Breach.

                  (d) the Borrower or any Guarantor or any of their respective Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any other Loan Document (other than those specified elsewhere in this Section 12) and such failure continues for thirty (30) days (other than a Non-Material Breach (excluding Section 8.5 for which the Non-Material Breach must be cured within the thirty or ten days, as applicable, provided therein) and such cure period shall not extend any specific cure period set forth in any term, covenant or agreement covered by this Section 12.1(d)).

                  (e) any representation or warranty of the Borrower or any Guarantor or any of their respective Subsidiaries in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated (other than a Non-Material Breach).

                  (f) the Borrower or any Guarantor or any of their respective Subsidiaries shall (i) fail to pay at maturity, or within any applicable period of grace or cure, any obligation for borrowed money or credit received (other than current obligations in the ordinary course of business) or in respect of any Capitalized Leases (x) in respect of any Recourse obligations or credit in an aggregate amount in excess of $5,000,000 (determined in accordance with Section 9.9 hereof) or (y) in respect of any Without Recourse obligations or credit in an aggregate amount in excess of $50,000,000 (determined in accordance with Section 9.9 hereof), or (ii) fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received (other than current obligations in the ordinary course of business) or in respect of any Capitalized Leases (x) in respect of any Recourse obligations or credit in an aggregate amount in excess of $5,000,000 (determined in accordance with Section 9.9 hereof) for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof or (y) in respect of any Without Recourse obligations or credit in an aggregate amount in excess of $50,000,000 (determined in accordance with Section 9.9 hereof), and the holder or holders thereof shall have accelerated the maturity thereof; none of the foregoing is a Non-Material Breach.

                  (g) any Credit Party (other than for a Permitted Event) shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Credit Party or of any substantial part of the properties or assets of any Credit Party (other than for a Permitted Event) or shall commence any case or other proceeding relating to any Credit Party (other than for a Permitted Event) under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Credit Party (other than for a Permitted Event) and (i) any Credit Party (other than for a Permitted Event) shall indicate its approval thereof, consent thereto or acquiescence therein or (ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of seventy-five (75) days.

                  (h) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any Credit Party (other than for a Permitted Event) bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Credit Party (other than for a Permitted Event) in an involuntary case under federal bankruptcy laws as now or hereafter constituted, and such proceeding, decree or order shall continue undismissed, or unstayed and in effect, for a period of seventy-five (75) days.

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for a period of more than thirty (30) days, any uninsured final judgment against the Borrower, any Guarantor or any of their respective Subsidiaries that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against the Borrower, any Guarantor or any of their respective Subsidiaries exceeds in the aggregate $10,000,000 (other than for a Permitted Event).

                  (j) any of the Loan Documents or any material provision of any Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Administrative Agent, or any Guaranty shall be canceled, terminated, revoked or rescinded at any time or for any reason whatsoever, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof, other than as any of the same may occur from a Permitted Event permitted by this Agreement.

                  (k) any "Event of Default" or default (after notice and expiration of any period of grace, to the extent provided, and if none is specifically provided or denied, then for a period of thirty (30) days after notice), as defined or provided in any of the other Loan Documents, shall occur and be continuing.

                  (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $5,000,000, or the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $5,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), PROVIDED that the Administrative Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $5,000,000 and (B) could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan; to the extent that any breach of
Section 6.16 or Section 7.20 is a matter that constitutes a specific breach of a provision of this Section 12.1(l), the breach of Section 6.16 or Section
7.20 shall not be a Non-Material Breach.

                  (m) Notwithstanding the provisions of Section 8.4(a), any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 40% or more of the outstanding shares of common stock of MCRC in a transaction or a series of related transactions and, if at any time within one (1) year following such acquisition (i) fewer than four (4) of the six (6) Key Management Individuals (as defined in Section 7.23) remain active in the executive and/or operational management in their current (or comparable) positions with MCRC or (ii) individuals who were directors of MCRC on the date of such acquisition shall cease to constitute a majority of the voting members of the board of directors of MCRC.

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and each Guarantor; PROVIDED that in the event of any Event of Default specified in Section 12.1(g) or Section 12.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the any of Administrative Agent or action by the Lenders or the Administrative Agent.

         A Non-Material Breach shall require that the Borrower commence and continue to exercise reasonable diligent efforts to cure such breach (which shall occur within any specific time period for curing a Non-Material Breach elsewhere set forth in this Agreement if any). Such efforts may include (and for a Permitted Event shall include) the release of the affected Person(s) (other than MCRC) as the Guarantor pursuant to Section 5 so long as such release (i) cures such Non-Material Breach (ii) does not otherwise cause a Default or Event of Default, and (iii) does not have a Material Adverse Effect on the Borrower, the remaining Guarantors, and their respective Subsidiaries, taken as a whole. Continuing failure of the Borrower to comply with the requirements to commence and continue to exercise reasonable diligent efforts to cure such Non-Material Breach shall constitute a material breach after notice from the Administrative Agent.

         Section 12.2. TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in Section 12.1(g) or Section 12.1(h) shall occur, any unused portion of the Commitments hereunder shall forthwith terminate and the Lenders shall be relieved of all obligations to make Loans to the Borrower and the Administrative Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Loans, the Administrative Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No such termination of the credit hereunder shall relieve the Borrower or any Guarantor of any of the Obligations or any of its existing obligations to the Lenders arising under other agreements or instruments.

         Section 12.3. REMEDIES. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Required Lenders may direct the Administrative Agent to proceed to protect and enforce the rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the EX PARTE appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Administrative Agent and the Lenders under the Loan Documents or applicable law. No remedy herein conferred upon the Lenders or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

         Section 13. SETOFF. Without demand or notice, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch at which such deposits are held, but specifically excluding tenant security deposits, other fiduciary accounts and other segregated escrow accounts required to be maintained by the Borrower for the benefit of any third party) or other sums credited by or due from any of the Lenders to the Borrower or its Subsidiaries or any other property of the Borrower or its Subsidiaries in the possession of the Administrative Agent or a Lender may be applied to or set off against the payment of the Obligations. Each of the Lenders agrees with each other Lender that (a) if pursuant to any agreement between such Lender and the Borrower (other than this Agreement or any other Loan Document), an amount to be set off is to be applied to Indebtedness of the Borrower to such Lender, other than with respect to the Obligations, such amount shall be applied ratably to such other Indebtedness and to the Obligations, and (b) if such Lender shall receive from the Borrower or its Subsidiaries, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the Obligations by proceedings against the Borrower or its Subsidiaries at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise, as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, no Lender shall exercise a right of setoff if such exercise would limit or prevent the exercise of any other remedy or other recourse against the Borrower or its Subsidiaries; and PROVIDED FURTHER, if a Lender receives any amount in connection with the enforcement by such Lender against any particular assets held as collateral for Secured Indebtedness existing on the date hereof and unrelated to the Obligations which is owing to such Lender by the Borrower, such Lender shall not be required to ratably apply such amount to the Obligations.

         Section 14.   THE ADMINISTRATIVE AGENT.

         Section 14.1. AUTHORIZATION. (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent. The relationship between the Administrative Agent and the Lenders is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Administrative Agent as a trustee or fiduciary for any Lender. Subject to the terms and conditions hereof, the Administrative Agent shall discharge its functions as "Administrative Agent" with the same degree of care as it performs administrative services for loans in which it is the sole lender.

The Administrative Agent and the Fronting Bank shall be fully justified in failing or refusing to take any action under Section 3 hereof unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Lenders to, assume that all actions taken by the Administrative Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Lenders. The Lenders shall notify the Borrower of any successor to Administrative Agent by a writing signed by Required Lenders, which successor shall be reasonably acceptable to the Borrower so long as no Default or Event of Default has occurred and is continuing.

         Section 14.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

         Section 14.3. NO LIABILITY. Neither the Administrative Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent may be liable for losses due to its willful misconduct or gross negligence.

         Section 14.4. NO REPRESENTATIONS. Neither the Administrative Agent nor the Syndication Agent shall be responsible for the execution or validity or enforceability of this Agreement, the Notes, the Letters of Credit, or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Guarantor or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. Neither the Administrative Agent nor the Syndication Agent shall be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any Guarantor or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. Neither the Administrative Agent nor the Syndication Agent has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or any Guarantor or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent, the Syndication Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

         Section 14.5. PAYMENTS.

                  (a) A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day. If payment is not made on the day received, interest thereon at the overnight federal funds effective rate shall be paid pro rata to the Lenders.

                  (b) If in the reasonable opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, PROVIDED that interest thereon at the overnight federal funds effective rate shall be paid pro rata to the Lenders. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Lender's outstanding principal and its pro rata Commitment Percentage as provided in Section 2.1, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent

Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. If not previously satisfied directly by the Delinquent Lender, a Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         Section 14.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Notes or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         Section 14.7. INDEMNITY. The Lenders ratably and severally agree hereby to indemnify and hold harmless the Administrative Agent (in its capacity as such and not in its capacity as a Lender) and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Borrower as required by Section 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         Section 14.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity as a Lender, Chase shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Administrative Agent.

         Section 14.9. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a default, Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 14.9 it shall promptly notify the other Lenders of the existence of such default, Default or Event of Default.

         Section 14.10. DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of this Agreement and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Lenders' rights against the Borrower and the Guarantors under this Agreement and the other Loan Documents. The Required Lenders may direct the Administrative Agent in writing as to the method and the extent (other than when such direction as to extent requires Unanimous Lender Approval under Section 25) of any such enforcement, the Lenders (including any Lender which is not one of the Required Lenders) hereby agreeing to ratably and severally indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions other than actions taken in gross negligence or willful misconduct, PROVIDED that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         Section 14.11. SUCCESSOR ADMINISTRATIVE AGENT. Chase, or any successor Administrative Agent, may resign as Administrative Agent at any time by giving written notice thereof to the Lenders and to the Borrower. In addition, the Required Lenders may remove the Administrative Agent in the event of the Administrative Agent's gross negligence or willful misconduct or in the event that the Administrative Agent ceases to hold a Commitment of at least $20,000,000 or a Commitment Percentage of at least five percent (5%) under this Agreement. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Administrative Agent, as hereinafter provided. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which is a Lender under this Agreement, PROVIDED that so long as no Default or Event of Default has occurred and is continuing the Borrower shall have the right to approve any successor Administrative Agent, which approval shall not be unreasonably withheld. Upon the resignation of Chase as the Administrative Agent, the Borrower may elect the Syndication Agent to become the successor Administrative Agent for all purposes under this Agreement and the other Loan Documents. If, in the case of a resignation by the Administrative Agent, no successor Administrative Agent shall have been so appointed by the Required Lenders and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint any one of the other Lenders as a successor Administrative Agent; PROVIDED that the Administrative Agent shall have first submitted the names of two (2) Lenders to the Borrower and, within ten (10) Business Days of such submission the Borrower shall not have selected one of such Lenders as the successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent, and the retiring or removed Administrative Agent shall be discharged from all further duties and obligations as Administrative Agent under this Agreement. After any Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         Section 14.12. NOTICES. Any notices or other information required hereunder to be provided to the Administrative Agent and any formal statement or notice given by the Administrative Agent to the Borrower or any Lender shall be promptly forwarded by the Administrative Agent to each of the other Lenders.

         Section 15. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of incurred by Chase and Fleet and the Arrangers in producing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of one outside counsel to both the Administrative Agent and the Syndication Agent, one local counsel to the Administrative Agent and the Syndication Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the reasonable fees, expenses and disbursements of the Administrative Agent and the Syndication Agent incurred by the Administrative Agent and the Syndication Agent in connection with the preparation, administration or interpretation of the Loan Documents (including those relating to the Competitive Bid Loans) and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, including, without limitation, the reasonable fees and disbursements (including, without limitation, reasonable photocopying costs) of one counsel to the Administrative

Agent and the Syndication Agent in preparing the documentation, (d) the reasonable fees, costs, expenses and disbursements of the Arrangers and their Affiliates incurred in connection with the syndication and/or participations of the Loans, including, without limitation, costs of preparing syndication materials and photocopying costs, subject to the limitations set forth in the Fee Letter, (e) all reasonable expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent or the Syndication Agent, and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by any Lender or the Administrative Agent or the Syndication Agent in connection with any such enforcement, preservation proceedings or dispute) incurred by any Lender or the Administrative Agent or the Syndication Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or any Guarantor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with the Borrower, any Guarantor or any of their Subsidiaries,
(f) all reasonable fees, expenses and disbursements of the Administrative Agent incurred in connection with UCC searches and (g) all costs incurred by the Administrative Agent in the future in connection with its inspection of the Unencumbered Properties after the occurrence and during the continuance of an Event of Default. The covenants of this Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

         Section 16. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Syndication Agent, the Arrangers and each of the Lenders and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Administrative Agent, the Syndication
Agent, the Arrangers and each of the Lenders from and against any and all claims, actions and suits sought or brought by a third party, whether groundless or otherwise, and from and against any and all liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character, including reasonable legal fees and expenses, arising out of or resulting in any way from this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries or any Guarantor entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to Section 7.17 hereof, in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any investigative, administrative or judicial proceeding (whether or not such indemnified Person is a party thereto), PROVIDED, HOWEVER, that the Borrower shall not be obligated under this Section 16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Required Lenders, and the Lenders (as approved by the Required Lenders) shall be entitled to select their own supervisory counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of each such counsel if (i) in the written opinion of counsel to the Administrative Agent, the Syndication Agent, the Arrangers or the Lenders, as the case may be, use of counsel of the Borrower's choice could reasonably be expected to give rise to a conflict of interest, (ii) the Borrower shall not have employed counsel reasonably satisfactory to the Administrative Agent, the Syndication Agent, the Arrangers or the Lenders, as the case may be, within a reasonable time after notice of the institution of any such litigation or proceeding or (iii) the Borrower authorizes the Administrative Agent, the Syndication Agent, the Arrangers or the Lenders, as the case may be, to employ separate counsel at the Borrower's expense. If and to the extent that the obligations of the Borrower under this Section 16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists.

         Section 17. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents shall be deemed to have been relied upon by the Lenders, the Administrative Agent and the Syndication Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Administrative Agent or any Fronting Bank has any obligation to issue, extend or renew any Letter of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Administrative Agent or the Syndication Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or any Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or such Guarantor hereunder.

         Section 18.   ASSIGNMENT; PARTICIPATIONS; ETC.

         Section 18.1. CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Notes held by it, the Competitive Bid Loan Accounts maintained by it and its participating interest in the risk relating to any Letters of Credit); PROVIDED that (a) the Administrative Agent and, unless an Event of Default shall have occurred and be continuing, the Borrower each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld or delayed, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement as to such interests, rights and obligations under this Agreement so assigned, (c) each such assignment shall be in a minimum amount of $15,000,000 or an integral multiple of $1,000,000 in excess thereof, (d) unless the assigning Lender shall have assigned its entire Commitment, each Lender shall have at all times an amount of its Commitment of not less than $15,000,000 and (e) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of EXHIBIT F hereto (an "ASSIGNMENT AND ASSUMPTION"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Lender hereunder and thereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 18.3, be released from its obligations under this Agreement.

         Section 18.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any of its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 6.4 and Section 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         Section 18.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of, and principal amount of the Loans owing to, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation other than assignments pursuant to Section 4.12, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $2,500.

         Section 18.4. NEW REVOLVING CREDIT NOTES. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt written notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, (i) shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder and (ii) shall deliver an opinion from counsel to the Borrower in substantially the form delivered on the Closing Date pursuant to
Section 10.8 as to such new Notes. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

         Section 18.5. PARTICIPATIONS. Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that
(a) each such participation shall be in an amount of not less than $15,000,000 if such participation is to a Person other than an Affiliate of such Lender, (b) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower and the Administrative Agent and the Lender shall continue to exercise all approvals, disapprovals and other functions of a Lender, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term (other than any extension contemplated by the definition of "MATURITY DATE") or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Administrative Agent.

         Section 18.6. PLEDGE BY LENDER. Notwithstanding any other provision of this Agreement, any Lender at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         Section 18.7. NO ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Lender Approval.

         Section 18.8. DISCLOSURE. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth in Section 7.10 hereof.

         Section 18.9. SYNDICATION. The Borrower acknowledges that the Administrative Agent and the Syndication Agent intend, and shall have the right, by themselves or through their Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this
Section 18, and the Borrower agrees to reasonably cooperate with the Administrative Agent's, the Syndication Agent's and their Affiliates' syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

         Section 19. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, or mailed by United States registered or certified first class mail, return receipt requested, postage prepaid; or sent by overnight courier; or sent by facsimile and confirmed by delivery via overnight courier or postal service; addressed as follows:

                       (a) if to the Borrower or any Guarantor, to the Borrower at Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016, Attention: Mr. Roger W. Thomas, Executive Vice President and General Counsel and Mr. Barry Lefkowitz, Executive Vice President and Chief Financial Officer, with a copy to Andrew S. Levine, Esq., Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10222, or to such other address for notice as the Borrower or any Guarantor shall have last furnished in writing to the Administrative Agent;

                       (b) if to the Administrative Agent, at The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention: Marc E. Costantino, Vice President, or such other address for notice as the Administrative Agent shall have last furnished in writing to the Borrower, with a copy to Paul M. Vaughn, Esq., Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, or at such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

                       (c) if to any Lender, at the address set forth on
Schedule 1.2 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, return receipt requested on the fifth Business Day following the mailing thereof.

         Section 20. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWER AND THE GUARANTORS AND THE ADMINISTRATIVE AGENT AND THE LENDERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR ANY FEDERAL COURT SITTING IN NEW YORK, NEW YORK AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR THE GUARANTORS OR THE ADMINISTRATIVE AGENT OR THE LENDERS BY MAIL AT THE ADDRESS SPECIFIED IN Section 19. EACH OF THE BORROWER AND THE GUARANTORS AND THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVES ANY OBJECTION THAT EITHER OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         Section 21. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         Section 22. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 23. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 25.

         Section 24. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, EACH OF THE BORROWER AND THE GUARANTORS AND THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND EACH OF THE GUARANTORS HEREBY WAIVES ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE BORROWER AND THE GUARANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE ADMINISTRATIVE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         Section 25. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any acceptance, consent, approval or other authorization required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan
Documents may be amended, and the performance or observance by the Borrower or any Guarantor of any terms of this Agreement or the other Loan Documents or the continuance of any default, Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Lenders.

         Notwithstanding the foregoing, Unanimous Lender Approval shall be required for any amendment, modification or waiver of this Agreement that:

                           (i) reduces or forgives any principal of any unpaid Loan or any interest thereon (including any interest "breakage" costs) or any fees due any Lender hereunder, or permits any prepayment not otherwise permitted hereunder; or

                           (ii) changes the unpaid principal amount of, or the rate of interest on, any Loan; or

                           (iii) changes the date fixed for any payment of principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or

                           (iv) changes the amount of any Lender's Commitment (other than pursuant to an assignment permitted under Section
                  18.1 hereof) or increases the amount of the Total Commitment, except as provided in Section 2.2; or

                           (v) amends any of the covenants contained in Sections 9.1, 9.3, 9.4, 9.6 or 9.7 hereof; or

                           (vi) releases or reduces the liability of any Guarantor pursuant to its Guaranty other than as provided in
                  Section 5; or

                           (vii)  modifies this Section 25 or any other
                  provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Lender Approval; or

                           (viii) amends any of the provisions governing
                  funding contained in Section 2 hereof; or

                           (ix) changes the rights, duties or obligations of the Administrative Agent specified in Section 14 hereof (PROVIDED that no amendment or modification to such Section 14 or to the fee payable to the

                  Arrangers or the Administrative Agent under this Agreement may be made without the prior written consent of the Arrangers or the Administrative Agent affected thereby); or

                           (x)    changes the definitions of Required
                  Lenders, Majority Lenders or Unanimous Lender Approval.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or the Lenders or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Administrative Agent or the Lenders. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

         Section 26. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         Section 27.   TRANSITIONAL ARRANGEMENTS.

         Section 27.1. ORIGINAL AGREEMENT SUPERSEDED. This Agreement shall supersede the Original Agreement in its entirety, except as provided in this
Section 27 and Section 3.7. On the Closing Date, the rights and obligations of the parties under the Original Agreement and the "Notes" defined therein shall be subsumed within and be governed by this Agreement and the Notes; PROVIDED HOWEVER, that any of the "Revolving Credit Loans" (as defined in the Original Agreement) outstanding under the Original Agreement shall, for purposes of this Agreement, be Revolving Credit Loans hereunder. The Lenders' interests in such Revolving Credit Loans and participations in such Letters of Credit shall be reallocated on the Closing Date in accordance with each Lender's applicable Commitment Percentage.

         Section 27.2. RETURN AND CANCELLATION OF NOTES. Upon its receipt of the Revolving Credit Notes to be delivered hereunder on the Closing Date, each Lender will promptly return to the Borrower, marked "Cancelled" or "Replaced", the notes of the Borrower held by such Lender pursuant to the Original Agreement.

         Section 27.3 INTEREST AND FEES UNDER ORIGINAL AGREEMENT. All interest and all commitment, facility and other fees and expenses owing or accruing under or in respect of the Original Agreement shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid on the Closing Date in accordance with the method specified in the Original
Agreement, as if the Original Agreement were still in effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.



                                  MACK-CALI REALTY, L.P.

                                    By: Mack-Cali Realty Corporation, its
                                    general partner


                                    By: /s/ Barry Lefkowitz
                                       -----------------------------------
                                       Name:      Barry Lefkowitz
                                       Title:     Executive Vice President and
                                                  Chief Financial Officer
























                          SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                          RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BANK LEUMI USA

                                        By: /s/ Federick A. Wolhel
                                            -----------------------------------
                                            Name:  Federick A. Wolhel
                                            Title: Vice President
































                            SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                            RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BANK ONE, NA

                                        By:  /s/ Dennis J. Redpath
                                            -----------------------------------
                                            Name:  Dennis J. Redpath
                                            Title: First Vice President































                            SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                            RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BANK OF AMERICA, N.A.

                                        By:  /s/ Jeffrey B. Hoyle
                                            -----------------------------------
                                            Name:  Jeffrey B. Hoyle
                                            Title: Principal

































                          SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                          RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.


                                        By:  /s/ Peter W. Wood
                                            -----------------------------------
                                            Name:  Peter W. Wood
                                            Title: Vice President


                                        By:  /s/ Anthony Mugno
                                            -----------------------------------
                                            Name:  Anthony Mugno
                                            Title: Assistant Vice President



























                          SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                          RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BAYERISCHE HYPO-UND VEREINSBANK AG
                                    NEW YORK BRANCH


                                        By:  /s/ William J. Rogers
                                            -----------------------------------
                                            Name:  William J. Rogers
                                            Title: Managing Director


                                        By:  /s/ George S. Gnad
                                            -----------------------------------
                                            Name:  George S. Gnad
                                            Title: Director



























                          SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                          RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    BAYERISCHE LANDESBANK GIROZENTRALE,
                                       CAYMAN ISLANDS BRANCH

                                        By:  /s/ John A. Wain
                                            -----------------------------------
                                            Name:  John A. Wain
                                            Title: First Vice President



                                        By:  /s/ Alexander Kohnert
                                            -----------------------------------
                                            Name:  Alexander Kohnert
                                            Title: First Vice President




























                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    CHEVY CHASE BANK

                                        By:  /s/ Todd A. Lee
                                            -----------------------------------
                                            Name:  Todd A. Lee
                                            Title: Vice President


































                     SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                     RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    CITICORP REAL ESTATE, INC.

                                        By:  /s/ David Boutin
                                            -----------------------------------
                                            Name:  David Boutin
                                            Title: Vice President

































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    CITIZENS BANK OF MASSACHUSETTS

                                        By:  /s/ Craig E. Schermerhorn
                                            -----------------------------------
                                            Name:  Craig E. Schermerhorn
                                            Title: Vice President


































                     SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                     RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                    COMMERZBANK AKTIENGESELLSCHAFT, NEW
                                    YORK BRANCH

                                        By:  /s/ Christine H. Finkel
                                            -----------------------------------
                                            Name:  Christine H. Finkel
                                            Title: Vice President


                                        By:  /s/ R. William Knickerbocker
                                            -----------------------------------
                                            Name:  R. William Knickerbocker
                                            Title: Assistant Vice President



























                 SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                 RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      DG BANK DEUTSCHE
                                      GENOSSENSCHAFTSBANK, AG NEW YORK
                                      BRANCH

                                        By:   /s/ Rob T. Jokhai
                                              -----------------------------
                                              Name:  Rob T. Jokhai
                                              Title: Vice President


                                        By:   /s/ Sabine Wendt
                                              -----------------------------
                                              Name:  Sabine Wendt
                                              Title: Vice President



























                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      DRESDNER BANK AG, NEW YORK AND GRAND
                                      CAYMAN BRANCHES

                                        By:   /s/ Johannes Boeckmann
                                              -----------------------------
                                              Name:  Johannes Boeckmann
                                              Title: Senior Vice President


                                        By:   /s/ Clifford L. Rooke
                                              -----------------------------
                                              Name:  Clifford L. Rooke
                                              Title: Vice President






























                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      ERSTE BANK

                                        By:   /s/ Paul Judicke
                                              -----------------------------
                                              Name:  Paul Judicke
                                              Title: Vice President


                                        By:   /s/ John Runnion
                                              -----------------------------
                                              Name:  John Runnion
                                              Title: First Vice President































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      EUROPEAN AMERICAN BANK

                                        By:   /s/ Joanne Schemerti
                                              -------------------------------
                                              Name:  Joanne Schemerti
                                              Title: Assistant Vice President


































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      FIRST UNION NATIONAL BANK

                                        By:   /s/ David Hoagland
                                              -----------------------------
                                              Name:  David Hoagland
                                              Title: Vice President


































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                     FLEET NATIONAL BANK

                                        By:   /s/ Scott C. Dow
                                              -----------------------------
                                              Name:  Scott C. Dow
                                              Title: Authorized Officer


































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      ISRAEL DISCOUNT BANK OF NEW YORK

                                        By:   /s/ Marc G. Cooper
                                              -----------------------------
                                              Name:  Marc G. Cooper
                                              Title: Vice President


                                        By:   /s/ Chet Davis
                                              -----------------------------
                                              Name:  Chet Davis
                                              Title: First Vice President




























                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      KBC BANK N.V.

                                        By:   /s/ Michael V. Curran
                                              -----------------------------
                                              Name:  Michael V. Curran
                                              Title: Vice President


































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      PNC BANK, NATIONAL ASSOCIATION

                                        By:   /s/ Melinda E. DiBenedetto
                                              -----------------------------
                                              Name:  Melinda E. DiBenedetto
                                              Title: Vice President


































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                      SOCIETE GENERALE

                                        By:   /s/ Jeffrey C. Schultz
                                              -----------------------------
                                              Name:  Jeffrey C. Schultz
                                              Title: Vice President



































                    SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                    RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                 SUMMIT BANK

                                  By: /s/ Marianne W. de Jongh
                                     ---------------------------------
                                     Name:  Marianne W. de Jongh
                                     Title: Vice President





















                         SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                        RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                 SUNTRUST BANK
                                 (SUCCESSOR IN INTEREST TO CRESTAR BANK)

                                   By: /s/ Blake K. Thompson
                                      -------------------------------------
                                      Name:  Blake K. Thompson
                                      Title: Vice President


















                         SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                        RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                 THE CHASE MANHATTAN BANK

                                  By: /s/ Marc E. Constantino
                                     ------------------------------------
                                     Name:  Marc E. Constantino
                                     Title: Vice President















                         SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                        RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                             WELLS FARGO BANK, NATIONAL ASSOCIATION

                              By: /s/ Diana M. Elton
                                 -----------------------------------
                                 Name:  Diana M. Elton
                                 Title: Vice President














                          SIGNATURE PAGE TO AMENDMENT NO. 3 TO AND
                         RESTATEMENT OF REVOLVING CREDIT AGREEMENT

                                                   SCHEDULE 1.2


LENDER                                                COMMITMENT AMOUNT               COMMITMENT PERCENTAGE
------                                                -----------------               ---------------------
The Chase Manhattan Bank                                 $60,000,000                           7.500%
270 Park Avenue
New York, NY  10017

Fleet National Bank                                      $60,000,000                           7.500%
100 Federal Street
Boston, MA  02110

Bank of America, N.A.                                    $60,000,000                           7.500%
100 N. Tryon Street
Charlotte, NC  28255-0001

Bank One, NA                                             $50,000,000                           6.250%
One First National Plaza
Suite 0151, 1-14
Chicago, IL  60670

Commerzbank Aktiengesellschaft,                          $50,000,000                           6.250%
New York Branch
2 World Financial Center
New York, NY  10281-1050

First Union National Bank                                $50,000,000                           6.250%
One First Union Center
Charlotte, NC  28288-0166

PNC Bank, National Association                           $40,000,000                           5.000%
Two Tower Center Blvd.
East Brunswick, NJ  08816

Bank Austria Creditanstalt                               $35,000,000                           4.375%
Corporate Finance, Inc.
2 Ravinia Drive
Atlanta, GA  30346

Bayerische Hypo-und Vereinsbank                          $35,000,000                           4.375%
AG New York Branch
150 East 42nd Street
New York, NY  10017

Dresdner Bank AG, New York and                           $35,000,000                           4.375%
Grand Cayman Branches
75 Wall Street
New York, NY  10005



LENDER                                                COMMITMENT AMOUNT               COMMITMENT PERCENTAGE
------                                                -----------------               ---------------------
Societe Generale                                         $35,000,000                           4.375%
2001 Ross Avenue
Dallas, TX  75201

Summit Bank                                              $35,000,000                           4.375%
750 Walnut Avenue
Cranford, NJ  07016

Wells Fargo Bank, National                               $35,000,000                           4.375%
Association
40 West 57th Street, 22nd Floor
New York, NY  10019

Bayerische Landesbank Girozentrale                       $30,000,000                           3.750%
560 Lexington Avenue
New York, NY  10022

Citizens Bank of Massachusetts                           $25,000,000                           3.125%
1 Citizens Plaza
Providence, RI  02903-1339

European American Bank                                   $25,000,000                           3.125%
335 Madison Avenue
New York, NY  10017

Chevy Chase Bank                                         $20,000,000                           2.500%
8401 Connecticut Avenue
Chevy Chase, MD  20815

Citicorp Real Estate, Inc.                               $20,000,000                           2.500%
399 Park Avenue
New York, NY  10043

DG Bank Deutsche                                         $20,000,000                           2.500%
Genossenschaftsbank, AG New York
Branch
609 Fifth Avenue
New York, NY  10017-1021

Erste Bank                                               $20,000,000                           2.500%
280 Park Avenue, West Building
New York, NY  10017

KBC Bank N.V.                                            $20,000,000                           2.500%
125 West 55th Street
New York, NY  10019



LENDER                                                COMMITMENT AMOUNT               COMMITMENT PERCENTAGE
------                                                -----------------               ---------------------
SunTrust Bank (successor in interest                      $20,000,000                          2.500%
to Crestar Bank)
8245 Boone Blvd., Suite 820
Vienna, VA  22182

Bank Leumi USA                                            $10,000,000                          1.250%
562 Fifth Avenue
New York, NY  10036

Israel Discount Bank of New York                          $10,000,000                          1.250%
511 Fifth Avenue
New York, NY  10017
                                                      -----------------                ---------------------

TOTAL                                                    $800,000,000                            100%
